September 2001

Dear Shareholder:

The enclosed Prospectus/Proxy Statement provides detailed information about important proposals for the three Kobrick funds: KOBRICK GROWTH, KOBRICK CAPITAL AND KOBRICK EMERGING GROWTH FUNDS. Each of the Kobrick Funds will hold a special meeting of shareholders on November 9, 2001 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Distributors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by a combined Prospectus/Proxy Statement that explains in more detail the proposals to be considered. We've summarized some of the pertinent facts below.

Reading this letter completely may make your review of the Prospectus/Proxy Statement easier, but before you vote we encourage you to read the enclosed Prospectus/Proxy Statement. The proposed changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through high-quality management.

Q: WHAT ARE THE PROPOSALS ABOUT?
The Board of Trustees of the Kobrick Funds has approved the reorganization of Kobrick Growth Fund into a new CDC Nvest equity fund called CDC Nvest Large Cap Growth Fund. They also have approved the acquisition of Kobrick Capital and Kobrick Emerging Growth funds by a new CDC Nvest Star fund called CDC Nvest Star Growth Fund. Following approval by shareholders and the satisfaction of certain other conditions, your investment in the Kobrick funds will be converted at net asset value on a tax-free basis for shares of the same class in a new CDC Nvest Fund as follows:
        o If you own shares of the Kobrick Growth Fund, you will receive shares of CDC Nvest Large Cap Growth Fund of the same class you currently hold.
        o  If you own shares of either Kobrick Capital Fund or Kobrick
           Emerging Growth Fund, you will receive shares of CDC Nvest Star Growth Fund of the same class you currently hold.

Q: WHAT ARE THE INVESTMENT CHARACTERISTICS OF THE NEW CDC NVEST FUNDS?
CDC Nvest Large Cap Growth Fund, like Kobrick Growth Fund, will pursue long-term growth of capital through investment in large company stocks. CDC Nvest Star Growth Fund will seek long-term growth of capital through a single diversified portfolio consisting of four distinctly managed segments. The enclosed materials provide details about the investment objectives, strategies, management and fees and expenses of the new CDC Nvest funds. Please consult your financial representative, or call CDC Nvest Funds at 800-225-5478 regarding the specifics about the new CDC Nvest funds. If the acquiring CDC Nvest fund is not suitable to your investment needs, you may exchange, without charge, into another CDC Nvest fund prior to or after the acquisitions.

Q: WHO ARE THE MANAGERS OF THE NEW CDC NVEST FUNDS?
CDC Nvest Large Cap Growth Fund will be managed by Vaughan, Nelson, Scarborough & McCullough ("VNSM"), which serves as interim manager of Kobrick Growth Fund. CDC Nvest Star Growth Fund will be managed by VNSM, RS Investment Management, L.P. (RSIM), Westpeak Investment Advisors, L.P. (Westpeak) and Morgan Stanley Investments, L.P. (Morgan Stanley). Currently, VNSM and RS Investment Management jointly serve as interim managers of Kobrick Capital Fund and RSIM serves as the interim manager of Kobrick Emerging Growth Fund.

Q: WHAT STRENGTHS DO THESE MANAGERS BRING TO THE MANAGEMENT OF THE FUNDS?

        o VNSM has extensive experience managing growth portfolios for large institutions.
        o RSIM is highly skilled at managing small- and mid-cap growth investments.
        o WESTPEAK is a leader in the quantitative investment discipline favored by many institutional investors.
        o  MORGAN STANLEY is an investment advisory affiliate of Morgan
           Stanley Investment Management, Inc. It provides advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

Q: WHEN WILL THE ASSETS TRANSFER TO THE NEW FUNDS?
Upon shareholder approval and the satisfaction of other conditions, the acquisitions are expected to occur on November 16, 2001. Therefore, it is very important that you vote. See below for important information on how to vote.

Q: HOW WILL THE TRANSITION OF ASSETS BE HANDLED?
After approval by shareholders and the satisfaction of other conditions, your assets will transition automatically to the newly organized CDC Nvest funds. You will receive a confirmation statement after the transition is complete. Please refer to the enclosed Prospectus/Proxy Statement for information on the new CDC Nvest funds and on exchanges into other CDC Nvest funds.

Q: IS THE TRANSFER OF ASSETS A TAXABLE EVENT?
No. The acquisitions are being structured to result in no taxable gains or losses to you. As always, you should consult your tax professional for advice about your specific situation.

Q: WILL THERE BE ANY COSTS ASSOCIATED WITH THESE CHANGES?
CDC IXIS Asset Management North America will assume all administrative costs associated with these proposed changes. Keep in mind, however, that any brokerage expenses associated with transitioning the portfolios will be borne by the funds.

REMEMBER - YOUR VOTE COUNTS!
Your vote is extremely important, even if you own only a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. The Kobrick Funds are using a professional proxy solicitation firm, D.F. King & Co., Inc. to assist shareholders in the voting process. D.F. King may contact you to remind you to vote.

You can vote by mail, by telephone, on the Internet, or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience. If you want to vote electronically instead of mailing in your proxy card, you can vote via the Internet or by telephone. Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote, you also have the choice of using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of each proposal. If you have questions, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 and speak with an investor service and marketing representative.

Sincerely,

/s/ John T. Hailer

John T. Hailer
President

CDC Kobrick Investment Trust

                                                                       KB53-0901

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD NOVEMBER 9, 2001

                             CDC KOBRICK INVESTMENT TRUST
                                  KOBRICK GROWTH FUND
                                 KOBRICK CAPITAL FUND
                             KOBRICK EMERGING GROWTH FUND
                                     800-225-5478


     NOTICE IS HEREBY GIVEN that Special Meetings of Kobrick Growth Fund, Kobrick Capital Fund and Kobrick Emerging Growth Fund will be held at 2:00 p.m. Eastern time on Friday, November 9, 2001, at the offices of CDC IXIS Asset Management Distributors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK GROWTH FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Growth Fund to, and the assumption of all of the liabilities of the Kobrick Growth Fund by, the CDC Nvest Large Cap Growth Fund in exchange for shares of the CDC Nvest Large Cap Growth Fund and the distribution of such shares to the shareholders of the Kobrick Growth Fund in complete liquidation of the Kobrick Growth Fund.
2. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK CAPITAL FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Capital Fund to, and the assumption of all of the liabilities of the Kobrick Capital Fund by, the CDC Nvest Star Growth Fund in exchange for shares of the CDC Nvest Star Growth Fund and the distribution of such shares to the shareholders of the Kobrick Capital Fund in complete liquidation of the Kobrick Capital Fund.
3. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK EMERGING GROWTH FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Emerging Growth Fund to, and the assumption of all of the liabilities of the Kobrick Emerging Growth Fund by, the CDC Nvest Star Growth Fund in exchange for shares of the CDC Nvest Star Growth Fund and the distribution of such shares to the shareholders of the Kobrick Emerging Growth Fund in complete liquidation of the Kobrick Emerging Growth Fund.
4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting. Shareholders of record at the close of business on September 12, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.
                                              By order of the Board of Trustees,

                                              John E. Pelletier
September 17, 2001                            Secretary

--------------------------------------------------------------------------------

                              PROSPECTUS/PROXY STATEMENT

--------------------------------------------------------------------------------


                                  SEPTEMBER 17, 2001


           Acquisition of the assets, and assumption of the liabilities, of:
                                 KOBRICK GROWTH FUND,
                       a series of CDC Kobrick Investment Trust,
                   399 Boylston Street, Boston, Massachusetts 02116
                                     800-225-5478

                           By and in exchange for shares of:
                           CDC NVEST LARGE CAP GROWTH FUND,
                         a series of CDC Nvest Funds Trust I,
                   399 Boylston Street, Boston, Massachusetts 02116
                                     800-225-5478

           Acquisition of the assets, and assumption of the liabilities, of:
                KOBRICK CAPITAL FUND and KOBRICK EMERGING GROWTH FUND,
                    each a series of CDC Kobrick Investment Trust,
                   399 Boylston Street, Boston, Massachusetts 02116
                                     800-225-5478

                           By and in exchange for shares of:
                              CDC NVEST STAR GROWTH FUND,
                         a series of CDC Nvest Funds Trust I,
                   399 Boylston Street, Boston, Massachusetts 02116
                                     800-225-5478

     This combined Prospectus/Proxy Statement contains information you should know before voting on (i) the proposed acquisition of the Kobrick Growth Fund by the CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund"), (ii) the proposed acquisition of the Kobrick Capital Fund by the CDC Nvest Star Growth Fund (the "Star Growth Fund"), (iii) the proposed acquisition of the Kobrick Emerging Growth Fund by the Star Growth Fund, or (iv) any other proposals to be considered at a Special Meeting of Shareholders of each Acquired Fund (the "Meetings"), which will be held at 2:00 p.m. Eastern time on November 9, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), located at 399 Boylston Street, 10(th) Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference. The Kobrick Growth Fund, the Kobrick Capital Fund and the Kobrick

Emerging Growth Fund are collectively referred to herein as the "Acquired Funds." The Large Cap Growth Fund and the Star Growth Fund are collectively referred to herein as the "Acquiring Funds."

     Proposal 1 relates to the acquisition of the Kobrick Growth Fund by the Large Cap Growth Fund (the "Growth Fund Acquisition"). The investment goal of the Large Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Large Cap Growth Fund's subadviser believes have better than average long-term growth potential. If the shareholders of the Kobrick Growth Fund approve the Agreement and Plan of Reorganization for such Fund and the Growth Fund Acquisition occurs, the Kobrick Growth Fund will transfer all of its assets and liabilities to the Large Cap Growth Fund in exchange for shares of the Large Cap Growth Fund with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, such shares will be distributed pro rata to the shareholders of the Kobrick Growth Fund in liquidation of the Kobrick Growth Fund, and the shareholders of the Kobrick Growth Fund will become shareholders of the Large Cap Growth Fund.

     Proposal 2 relates to the acquisition of the Kobrick Capital Fund by the Star Growth Fund (the "Capital Fund Acquisition"). The investment goal of the Star Growth Fund is to seek long-term growth of capital. If the shareholders of the Kobrick Capital Fund approve the Agreement and Plan of Reorganization for such Fund and the Capital Fund Acquisition occurs, the Kobrick Capital Fund will transfer all of its assets and liabilities to the Star Growth Fund in exchange for shares of the Star Growth Fund with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, such shares will be distributed pro rata to the shareholders of the Kobrick Capital Fund in liquidation of the Kobrick Capital Fund, and the shareholders of the Kobrick Capital Fund will become shareholders of the Star Growth Fund.

     Proposal 3 relates to the acquisition of the Kobrick Emerging Growth Fund by the Star Growth Fund (the "Emerging Growth Fund Acquisition" and, together with the Growth Fund Acquisition and the Capital Fund Acquisition, the "Acquisitions"). The investment goal of the Star Growth Fund is to seek long-term growth of capital. If the shareholders of the Kobrick Emerging Growth Fund approve the Agreement and Plan of Reorganization for such Fund and the Emerging Growth Fund Acquisition occurs, the Kobrick Emerging Growth Fund will transfer all of its assets and liabilities to the Star Growth Fund in exchange for shares of the Star Growth Fund with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, such shares will be distributed pro rata to the shareholders of the Kobrick Emerging Growth Fund in liquidation of the Kobrick Emerging Growth Fund, and the shareholders of the Kobrick Emerging Growth Fund will become shareholders of the Star Growth Fund.

     The Acquiring Funds are newly formed and have not yet commenced operations.


     The Trustees of the CDC Kobrick Investment Trust have set September 12, 2001 as the record date (the "Record Date") for determining which shareholders of the Acquired Funds are entitled to vote at the Meetings and any adjourned session.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:


     o The current Prospectuses of the Acquired Funds (one for Classes A, B and C and one for Classes A and Y) each dated February 1, 2001, as supplemented.

     o The Statement of Additional Information of the CDC Kobrick Investment Trust, dated February 1, 2001, as supplemented (including the Report of Independent Accountants and financial statements in respect of the Acquired Funds incorporated therein by reference).

     o The Report of Independent Accountants and financial statements included in the Annual Report to shareholders of the CDC Kobrick Investment Trust for the period ended September 30, 2000.

     o The financial statements included in the Semi-Annual Report to shareholders of the CDC Kobrick Investment Trust for the period ended March 31, 2001.

     o A Statement of Additional Information dated September 17, 2001, relating to the transactions described in this Prospectus/Proxy Statement.


     This Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Funds that a prospective investor ought to know before investing and should be retained for future reference. Each Acquired Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 800-225-5478 or you may write to the appropriate Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing www.cdcnvestfunds.com, the web site of the Acquired Funds and the Acquiring Funds. Text-only versions of all the documents listed above and the registration statement of which this Prospectus/Proxy Statement is a part can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange

Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     ACQUIRING FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

                                   TABLE OF CONTENTS

    Questions and Answers....................................................6
    Proposal 1 - The Growth Fund Acquisition................................15
       Investment Goals, Principal Investment
       Strategies and Risks.................................................15
       Information about the Growth Fund Acquisition........................16
    Proposal 2 - the Capital Fund Acquisition...............................19
       Investment Goals, Principal Investment
       Strategies and Risks.................................................19
       Information about the Capital Fund Acquisition.......................20
    Proposal 3 - The Emerging Growth Fund Acquisition.......................23
       Investment Goals, Principal Investment
       Strategies and Risks.................................................24
       Information about the Emerging Growth Fund Acquisition...............25
    Information Applicable to Proposals 1, 2 and 3..........................28
    Information Regarding Voting and Conduct of the Meetings................37
    Other Information.......................................................39

Appendix A-1: Large Cap Growth Fund-Investment Goals,
    Principal Investment Strategies and Risks, and Management..............A-1
Appendix A-2: Star Growth Fund-Investment Goals,
    Principal Investment Strategies and Risks, and Management..............A-5
Appendix A-3: More about Risk.............................................A-13
Appendix B: Form of Agreement and Plan of Reorganization...................B-1
Appendix C: Acquiring Fund Information.....................................C-1
Appendix D: Shares Outstanding and Ownership Information...................D-1
Appendix E: Capitalization.................................................E-1
Appendix F: Financial Highlights...........................................F-1

QUESTIONS AND ANSWERS


     THE FOLLOWING QUESTIONS AND RESPONSES PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.   WHAT IS BEING PROPOSED?
         The Trustees of the Acquired Funds are recommending in Proposal 1 that the Large Cap Growth Fund acquire the Kobrick Growth Fund, in Proposal 2 that the Star Growth Fund acquire the Kobrick Capital Fund, and in Proposal 3 that the Star Growth Fund acquire the Kobrick Emerging Growth Fund. If the Proposal relating to your Fund is approved, you will receive shares of the relevant Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the closing of the relevant Acquisition. The Acquisitions are currently scheduled to take place on or around November 16, 2001. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisitions. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the relevant Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy Statement, even if the shareholders of another Acquired Fund have not approved their Fund's Acquisition.


2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?
         Kobrick Funds LLC ("Kobrick"), the former investment adviser of the Acquired Funds, has ceased operations as a registered investment adviser. Because Kobrick no longer serves as investment adviser to the Acquired Funds, the Trustees of the CDC Kobrick Investment Trust considered several alternatives relating to the Acquired Funds' future operations. After considering those alternatives, the Trustees recommended approval of the Acquisitions because of the advantages the Acquisitions will impart to you. These advantages include the following:

        o shares of the Acquiring Funds will have the same purchase and redemption procedures and exchange rights after the Acquisitions as are currently enjoyed by Acquired Fund shares;

        o the Acquiring Funds have the same multi-class share arrangements as the Acquired Funds, and Acquired Fund shareholders will not pay any greater sales charges (if any), 12b-1 fees and other shareholder expenses after the Acquisitions;

        o the Acquiring Funds are managed under a two-tier adviser structure, whereby the Fund retains CDC IXIS Asset Management Advisers,

              L.P. ("CDC IXIS Advisers") as the investment adviser to supervise and provide oversight of one or more subadvisers; and

        o shareholders of the Acquired Funds will not bear a greater level of expenses after the Acquisitions and may benefit from the potential for future cost savings resulting from the Acquisitions.


Please review "Reasons for the Acquisitions" in the section entitled "Information Applicable to Proposals 1, 2 and 3" of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE ACQUIRING FUNDS COMPARE TO THE FEES AND EXPENSES OF THE ACQUIRED FUNDS, AND WHAT ARE THE FEES AND EXPENSES ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

     The following tables allow you to compare the management fees and expenses of each Acquired Fund and each Acquiring Fund and to analyze the estimated expenses that CDC IXIS Advisers, the investment adviser of each of the Acquiring Funds, expects the combined funds to bear in the first year following the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to CDC IXIS Distributors. Annual Fund Operating Expenses are deducted from the assets of each Fund. They include management and administration fees, and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by each Acquired Fund for the twelve months ended March 31, 2001, the estimated expense information for the Acquiring Funds (which have not yet commenced operations), and expenses that CDC IXIS Advisers estimates each Acquiring Fund would have incurred during the twelve months ended March 31, 2001, after giving effect to the relevant acquisition on a pro forma combined basis assuming the relevant Acquisition had occurred as of April 1, 2000.

     Detailed pro forma combined expense information presented in the Annual Fund Operating Expense table below for the combined Star Growth Fund is provided in three forms: (i) it is presented based on the assumption that the Star Growth Fund acquired both the Kobrick Capital Fund and the Kobrick Emerging Growth Fund; (ii) it is presented based on the assumption that the Star Growth Fund acquired the Kobrick Capital Fund but not the Kobrick Emerging Growth Fund; and
(iii) it is presented based on the assumption that the Star Growth Fund acquired the Kobrick Emerging Growth Fund but not the Kobrick Capital Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Class Y shares of the Acquired Funds and the Acquiring Funds are not subject to shareholder fees. Classes A, B and C of each of the Acquired Funds and the Acquiring Funds incur identical shareholder fees, which are presented in the table below:

ALL FUNDS                               CLASS A     CLASS B      CLASS C      CLASS Y
Maximum sales charge (load) imposed
   on purchases (as a percentage of
   offering price) (1)(2)               5.75%        None         1.00%(4)     None
Maximum deferred sales charge (load)
   (as a percentage of original
   purchase price or redemption
   proceeds, as applicable)(2)          (3)          5.00%        1.00%        None

Redemption fees                         None*        None*        None*        None*

(1) A reduced sales charge on Class A and Class C shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" in Appendix C.
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" in Appendix C.
(4) Accounts established prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery. See the section entitled "Investing in the Funds" in Appendix C.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

A.    Kobrick Growth Fund and Large Cap Growth Fund

KOBRICK GROWTH FUND
                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                            1.00%        1.00%        1.00%       1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)    None
Other expenses                            0.57%        0.57%        0.57%       0.43%
Total annual fund operating expenses      1.82%        2.57%        2.57%       1.43%
Fee waiver and/or expense
reimbursement(2)                         (0.42%)      (0.42%)      (0.42%)     (0.28%)
Net Expenses                              1.40%        2.15%        2.15%       1.15%

LARGE CAP GROWTH FUND (ESTIMATED AND PRO FORMA)
                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                             0.90%       0.90%        0.90%       0.90%
Distribution and service (12b-1) fees      0.25%       1.00%(1)     1.00%(1)    None
Other expenses                             0.57%       0.57%        0.57%       0.43%
Total annual fund operating expenses       1.72%       2.47%        2.47%       1.33%
Fee waiver and/or expense
reimbursement(3)                          (0.32%)     (0.32%)      (0.32%)     (0.18%)
Net Expenses                               1.40%       2.15%        2.15%       1.15%

B.    Kobrick Capital Fund, Kobrick Emerging Growth Fund and Star Growth Fund


KOBRICK CAPITAL FUND
                                         CLASS A      CLASS B      CLASS C      CLASS Y

Management Fee                            1.00%        1.00%        1.00%        1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)     None
Other expenses                            0.64%        0.64%        0.64%        0.44%
Total annual fund operating expenses      1.89%        2.64%        2.64%        1.44%
Fee waiver and/or expense
reimbursement(2)                         (0.39%)      (0.39%)      (0.39%)      (0.19%)
Net Expenses                              1.50%        2.25%        2.25%        1.25%

KOBRICK EMERGING GROWTH FUND
                                         CLASS A      CLASS B      CLASS C      CLASS Y

Management Fee                            1.00%        1.00%        1.00%        1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)     None
Other expenses                            0.71%        0.71%        0.71%        0.52%
Total annual fund operating expenses      1.96%        2.71%        2.71%        1.52%
Fee waiver and/or expense
reimbursement(2)                         (0.46%)      (0.46%)      (0.46%)     (0.27%)
Net Expenses                              1.50%        2.25%        2.25%        1.25%

STAR GROWTH FUND
                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                            1.00%        1.00%        1.00%        1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)     None
Other expenses                            0.55%        0.55%        0.55%        0.31%
Total annual fund operating expenses      1.80%        2.55%        2.55%        1.31%
Fee waiver and/or expense
reimbursement(3)                         (0.30%)      (0.30%)      (0.30%)      (0.06%)
Net Expenses                              1.50%        2.25%        2.25%        1.25%

STAR GROWTH FUND (PRO FORMA COMBINED, ASSUMING THE STAR GROWTH FUND ACQUIRED
BOTH THE KOBRICK CAPITAL FUND AND THE KOBRICK EMERGING GROWTH FUND)

                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                            1.00%        1.00%        1.00%       1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)    None
Other expenses                            0.55%        0.55%        0.55%       0.31%
Total annual fund operating expenses      1.80%        2.55%        2.55%       1.31%
Fee waiver and/or expense
reimbursement(3)                         (0.30%)      (0.30%)      (0.30%)     (0.06%)
Net Expenses                              1.50%        2.25%        2.25%       1.25%

STAR GROWTH FUND (PRO FORMA, ASSUMING THE STAR GROWTH FUND ACQUIRED THE KOBRICK CAPITAL FUND BUT NOT THE KOBRICK EMERGING GROWTH FUND)



                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                            1.00%        1.00%        1.00%       1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)    None
Other expenses                            0.57%        0.57%        0.57%       0.33%
Total annual fund operating expenses      1.82%        2.57%        2.57%       1.33%
Fee waiver and/or expense
reimbursement(3)                         (0.32%)      (0.32%)      (0.32%)     (0.08%)
Net Expenses                              1.50%        2.25%        2.25%       1.25%



STAR GROWTH FUND (PRO FORMA, ASSUMING THE STAR GROWTH FUND ACQUIRED THE KOBRICK EMERGING GROWTH FUND BUT NOT THE KOBRICK CAPITAL FUND)


                                          CLASS A      CLASS B      CLASS C     CLASS Y

Management Fee                            1.00%        1.00%        1.00%       1.00%
Distribution and service (12b-1) fees     0.25%        1.00%(1)     1.00%(1)     None
Other expenses                            0.71%        0.71%        0.71%       0.47%
Total annual fund operating expenses      1.96%        2.71%        2.71%       1.47%
Fee waiver and/or expense
reimbursement(3)                         (0.46%)      (0.46%)      (0.46%)     (0.22%)
Net Expenses                              1.50%        2.25%        2.25%       1.25%

(1) Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
(2) Through January 31, 2002, Kobrick agreed to cap the amount of total annual operating expenses at 1.40%, 2.15%, 2.15% and 1.15% of average daily net assets of Class A, B, C and Y shares, respectively, of the Kobrick Growth Fund and to cap the amount of total annual operating expenses at 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets of Class A, B, C and Y shares, respectively, of the Kobrick Capital Fund and Kobrick Emerging Growth Fund. Accordingly, to the extent the total expenses exceed the amount of the respective cap, Kobrick agreed to reduce its management fees and/or reimburse the Acquired Funds for certain expenses. For each Acquired Fund, CDC IXIS Distributors has agreed to assume Kobrick's responsibilities under the expense cap for the period from the winding up of Kobrick through the closing of the relevant Acquisition. With respect to each Acquired Fund, CDC IXIS Distributors shall be permitted to recover expenses it and/or Kobrick have borne after January 31, 2001 (whether through reduction of the management fee or otherwise) in later periods to the extent that an Acquired Fund's expenses fall below the rates set forth above; provided, however, that an Acquired Fund is not obligated to pay any such deferred fees more than three years after the end of the fiscal year in which the fee was deferred. If the reimbursements and waivers were not in effect for an Acquired Fund, performance would be reduced accordingly.
(3) CDC IXIS Advisers has given binding undertakings to cap the amount of total annual operating expenses at 1.40%, 2.15%, 2.15% and 1.15% of average daily net assets of Class A, B, C and Y shares, respectively, of the Large Cap Growth Fund and to cap the amount of total annual operating expenses at 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets of Class A, B, C and Y shares, respectively, of the Star Growth Fund. These undertakings are in effect until April 30, 2003 and will be reevaluated on an annual basis thereafter. With respect to each Acquiring Fund, CDC IXIS Advisers shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that an Acquiring Fund's expenses fall below the rates set forth above; provided, however, that an Acquiring Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee rate is 0.90% until April 30, 2003.

EXPENSE EXAMPLES
(YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

     The following examples help you compare the cost of investing in your Acquired Fund with the cost of investing in the relevant Acquiring Fund, both currently and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the net expenses shown above, use the following hypothetical conditions:

o   $10,000 initial investment

o   5% total return for each year

o   Each Fund's operating expenses remain the same

o   Assumes reinvestment of all dividends and distributions


         Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

A.    Kobrick Growth Fund and Large Cap Growth Fund


KOBRICK GROWTH FUND
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                   (1)        (2)       (1)       (2)
1 Year               $  749       $  760    $  260     $  458    $  358  $  146
3 Years              $1,115       $1,099    $  799     $  891    $  891  $  452
5 Years              $1,504       $1,565    $1,365     $1,452    $1,452  $  782
10 Years*            $2,589       $2,722    $2,722     $2,976    $2,976  $1,713

LARGE CAP GROWTH FUND** (ESTIMATED AND PRO FORMA COMBINED)
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                   (1)        (2)       (1)       (2)
1 Year               $  709       $  718    $  218     $  416    $  316  $  117
3 Years              $1,056       $1,039    $  739     $  832    $  832  $  404

B.    Kobrick Capital Fund, Kobrick Emerging Growth Fund and Star Growth Fund


KOBRICK CAPITAL FUND
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                    (1)       (2)       (1)       (2)

1 Year               $  756       $  767    $  267     $  464    $  364  $  147
3 Years              $1,135       $1,120    $  820     $  912    $  912  $  456
5 Years              $1,538       $1,600    $1,400     $1,486    $1,486  $  787
10 Years*            $2,659       $2,792    $2,792     $3,044    $3,044  $1,724

KOBRICK EMERGING GROWTH FUND
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                     (1)      (2)       (1)       (2)
1 Year               $  763       $  774    $  274     $  471    $  371  $  155
3 Years              $1,155       $1,141    $  841     $  933    $  933  $  480
5 Years              $1,571       $1,635    $1,435     $1,520    $1,520  $  829
10 Years*            $2,729       $2,861    $2,861     $3,111    $3,111  $1,813

STAR GROWTH FUND (ESTIMATED)**
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                     (1)      (2)       (1)       (2)
1 Year               $  719       $  728    $  228     $  426    $  326  $  127
3 Years              $1,081       $1,065    $  765     $  857    $  857  $  409

STAR GROWTH FUND**
(PRO FORMA COMBINED, ASSUMING THE STAR GROWTH FUND ACQUIRED BOTH THE KOBRICK CAPITAL FUND AND THE KOBRICK EMERGING GROWTH FUND)
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                     (1)      (2)       (1)       (2)
1 Year               $  719       $  728    $  228     $  426    $  326  $  127
3 Years              $1,081       $1,065    $  765     $  857    $  857  $  409

STAR GROWTH FUND**
(PRO FORMA COMBINED, ASSUMING THE STAR GROWTH FUND ACQUIRED THE KOBRICK CAPITAL FUND BUT NOT THE KOBRICK EMERGING GROWTH FUND)
                     CLASS A           CLASS B             CLASS C       CLASS Y
                                     (1)      (2)       (1)       (2)
1 Year               $  719       $  728    $  228     $  426    $  326  $  127
3 Years              $1,085       $1,069    $  769     $  861    $  861  $  414

STAR GROWTH FUND**
(PRO FORMA COMBINED, ASSUMING THE STAR GROWTH FUND ACQUIRED THE KOBRICK EMERGING GROWTH FUND BUT NOT THE KOBRICK CAPITAL FUND)

                     CLASS A           CLASS B             CLASS C       CLASS Y
                                     (1)      (2)       (1)       (2)
1 Year               $  719       $  728    $  228     $  426    $  326  $  127
3 Years              $1,113       $1,098    $  798     $  890    $  890  $  443

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.
** Expense Examples for the Acquiring Funds are shown only for the one-year and three-year periods because these Funds have not yet commenced operations. The Examples for the Acquiring Funds are based on the Net Expenses shown above for the one-year period illustrated in the Example and for the Total Annual Fund Operating Expenses for the remaining years.

     Significant assumptions underlying the pro forma Annual Fund Operating Expenses and examples are as follows: (1) the current contractual agreements will remain in place, with the exception that the effective management fee of each Acquiring Fund shall be 0.90%, after giving effect to the Star Growth Fund fee waiver discussed above; (2) certain duplicate costs involved in operating the Acquired Funds are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended March 31, 2001.

4. HOW DO THE INVESTMENT GOALS AND STRATEGIES OF YOUR ACQUIRED FUND AND ITS ACQUIRING FUND COMPARE?

     As described in greater detail below under "Information About the Growth Fund Acquisition," the investment goals and principal investment strategies of each Acquired Fund and its Acquiring Fund are similar. In fact, the investment goals of the Kobrick Growth Fund and the Large Cap Growth Fund are nearly identical to each other. In addition, the investment strategies used by the Large Cap Growth Fund's investment subadviser are nearly identical to those used by the Kobrick Growth Fund's current interim investment adviser.

     The investment goals of the Kobrick Capital and Kobrick Emerging Growth Funds are similar to, but not the same as, the investment goal of the Star Growth Fund. All three Funds generally seek capital appreciation. However, the Star Growth Fund seeks long-term growth of capital as an investment goal, the Kobrick Capital Fund seeks maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations, and the Kobrick Emerging Growth Fund seeks to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations.

     Another difference between the investment strategies of the Kobrick Capital Fund and the Kobrick Emerging Growth Fund, on the one hand, and the Star Growth Fund, on the other hand, is that the Star Growth Fund follows the Star Concept, a multi-manager approach to investing that combines the varied styles of multiple managers. In addition, the capitalization ranges of the companies in which the Funds invest differ: the Kobrick Emerging Growth Fund invests primarily in emerging growth companies with an emphasis on small-cap companies, whereas the Star Growth Fund and the Kobrick Capital Fund invest in mid- and large-cap companies as well as small-cap companies.

     These differences in investment strategies may result in restructuring the investment portfolios in the Capital Fund Acquisition and the Emerging Growth Fund Acquisition. Such restructuring may involve significant brokerage costs, transfer taxes and other expenses.

     More information about the Star Concept and the investment goals and principal investment strategies of the Large Cap Growth Fund and the Star Growth Fund are set forth in Appendix A-1 and Appendix A-2, respectively.

5. HOW DO THE PROCEDURES FOR THE PURCHASE, SALE AND EXCHANGE OF ACQUIRING FUND SHARES COMPARE TO SUCH PROCEDURES FOR YOUR ACQUIRED FUND SHARES?

     The procedures for the purchase, sale and exchange of Acquiring Fund shares will not change as a result of the Acquisitions. For more information about these procedures, see Appendix C.

6. HOW DO THE DISTRIBUTION PROCEDURES AND POLICIES OF THE ACQUIRING FUNDS COMPARE TO THOSE OF YOUR ACQUIRED FUNDS?

     The distribution procedures and policies of the Acquiring Fund shares are identical to those of your Acquired Funds. For more information about these procedures and policies, see Appendix C.

7. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE APPLICABLE ACQUIRING FUND IF THE ACQUISITIONS OCCUR?

     You will receive the same class(es) of shares that you currently own in your Acquired Fund. The shares will have the same exchange rights and will bear the same CDSCs and 12b-1 fees, if applicable, as your current shares.

8. WILL YOU BE PERMITTED TO REDEEM YOUR SHARES OR EXCHANGE YOUR SHARES FOR SHARES OF OTHER CDC NVEST FUNDS PRIOR TO THE ACQUISITIONS?

     You are not required to remain a shareholder of your Fund until the Acquisitions. Prior to an Acquisition, you may redeem your shares, or you may exchange your shares for shares of other CDC Nvest Funds as described in the current prospectuses of the Acquired Funds. Shareholders do not pay any sales charges or CDSCs on exchanges. See Appendix C.

9.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

     Each Acquisition is expected to be tax-free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Funds, or any such Fund's shareholders, as a result of the Acquisitions. Furthermore, the cost basis and holding period of your Acquired Fund shares are expected to carry over to your new shares in the applicable Acquiring Fund. The federal income tax consequences of the Acquisitions are described under "Information Applicable to Proposals 1, 2 and 3 - Federal Income Tax Consequences."

PROPOSAL 1 - THE GROWTH FUND ACQUISITION

THE PROPOSAL. You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Large Cap Growth Fund shall acquire the assets and assumes the liabilities of the Kobrick Growth Fund in exchange for shares of the Large Cap Growth Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Growth Fund Acquisition pursuant to the Agreement and Plan of Reorganization.


INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE LARGE CAP GROWTH FUND, AND HOW DO THEY COMPARE WITH THOSE OF THE KOBRICK GROWTH FUND? Because the Kobrick Growth Fund and the Large Cap Growth Fund have nearly identical goals and strategies, the principal risks associated with each Fund are similar. Because both Funds invest primarily in equity securities, they are subject to the risks commonly associated with investing in stocks, such as the risk of losing money due to drops in the stock's value or the stock market as a whole. Both Funds may also invest in fixed-income securities, which means they are subject to the risks commonly associated with investment in bonds, such as credit risk, liquidity risk and interest rate risk. In addition, the Large Cap Growth Fund is newly formed and has no historical performance information for investors to evaluate. For more information about the principal investment risks of the Large Cap Growth Fund, please see Appendix A-1 and Appendix A-3. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

HOW DO THE INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES OF THE LARGE CAP GROWTH FUND COMPARE WITH THOSE OF THE KOBRICK GROWTH FUND? The investment goals and principal investment strategies of the Kobrick Growth Fund and the Large Cap Growth Fund are nearly identical to each other. Both Funds seek long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that are believed to have better than average long-term growth potential. Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM"), the current interim investment adviser of the Kobrick Growth Fund, will be the subadviser of the Large Cap Growth Fund and will be responsible for managing the Fund's investment portfolio. Both Funds may invest in money market or high-quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. When making investment decisions for both Funds, VNSM seeks large capitalization companies, screening out companies with market capitalizations of less than $1 billion and focusing on companies that satisfy earnings and revenue screens and meet other growth rate and industry catalyst requirements. For more information regarding the investment goals and principal investment strategies of the Large Cap Growth Fund, please see Appendix A-1.

INFORMATION ABOUT THE GROWTH FUND ACQUISITION

     Please see the section entitled "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/Proxy Statement, which contains a summary of the reasons for the Acquisitions, the terms of each Agreement and Plan of Reorganization, the federal income tax consequences of each Acquisition and the terms of the Amended and Restated Agreement and Declaration of Trust of CDC Nvest Funds Trust I (the "CDC Declaration of Trust").

SHARES YOU WILL RECEIVE. If the Growth Fund Acquisition occurs, you will receive shares in the Large Cap Growth Fund of the same class as the shares that you currently own in the Kobrick Growth Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     o The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Growth Fund Acquisition.

     o If applicable, Large Cap Growth Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares. For purposes of determining the CDSC applicable to a redemption, your new Acquiring Fund shares will be treated as having been purchased as of the date your corresponding Acquired Fund shares were purchased.

     o The procedures for buying and selling your shares will not change as a result of the Growth Fund Acquisition. Please refer to Appendix C for more information regarding how you may buy and sell Acquiring Fund shares.

     o You will have the same exchange options as you currently have as a shareholder of the Kobrick Growth Fund. Please refer to Appendix C for more information about how you may exchange Acquiring Fund shares.

     o Accounts open as of October 31, 1999 that became Class A shareholders of the Kobrick Growth Fund (and will become Class A shareholders of the Large Cap Growth Fund) will not be subject to applicable sales charges and may exchange into Class A shares of another CDC Nvest Fund without imposition of a sales charge.

     o You will have substantially similar voting rights as you currently have as a shareholder of the Kobrick Growth Fund, but as a shareholder of the Large Cap Growth Fund and of CDC Nvest Funds Trust I. For more information on your voting rights as an Acquiring Fund shareholder, see the section entitled "Declarations of Trust" in "Information Applicable to Proposals 1, 2 and 3."

     Information concerning the capitalization of the Large Cap Growth Fund and the Kobrick Growth Fund is contained in Appendix E.

PERFORMANCE INFORMATION. The chart below shows the percentage gain or loss in each calendar year since inception for the Class A shares of the Kobrick Growth Fund. It should give you a general idea of how the Fund's return has varied from year to year. The bar chart shows the Kobrick Growth Fund's adjusted total returns for Class A shares. The returns for the other classes of the Fund's shares differ from the Class A returns to the extent their respective expenses differ. The chart includes the effects of Fund expenses, but not sales charges. Returns would be lower if the applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of the Kobrick Growth Fund's expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. No performance information is available for the Large Cap Value Fund because it has not yet commenced operations.
     Additional discussion of the manner of calculation of total return is contained in the Kobrick Growth Fund's Statement of Additional Information, which is incorporated by reference in this Prospectus/Proxy Statement.


KOBRICK GROWTH FUND

                               [GRAPHIC OMITTED]

                              1999          2000
                             54.58%        -9.20%


 The Fund's year-to-date total    For period shown in bar chart:
 return through June 30, 2001     Best quarter: Fourth quarter 1999, +38.03%
 was -16.22%.                     Worst quarter: Second quarter 2000, -10.93%


     The following tables list the Kobrick Growth Fund's average annual total return for each class of its shares for the one-year and since-inception periods ending December 31, 2000, including any applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the

Kobrick Growth Fund. At the bottom of the tables, you can compare the Kobrick Growth Fund's performance with one or more indices or averages. Unlike the Fund, indices and averages are not investments and are not professionally managed. Unlike the returns of the Fund, indices do not reflect ongoing management, distribution and operating expenses. The returns of the Morningstar Large Blend Funds Average and the Lipper Large-Cap Growth Funds Average have been adjusted for these expenses but do not reflect sales charges. You may not invest directly in indices or averages.

KOBRICK GROWTH FUND
CLASS A SHARES
                               INCEPTION DATE     1 YEAR    SINCE FUND INCEPTION
                               --------------     ------    --------------------

Class A*                           9/1/98         -14.43%          29.26%
S&P 500 Index                       N/A            -9.10%          16.21%**
Morningstar Large Blend
  Funds Average                     N/A            -7.17%          15.72%**
Lipper Large-Cap Growth
  Funds Average                     N/A           -16.25%          21.64%**



KOBRICK GROWTH FUND
CLASSES B, C AND Y SHARES
                              INCEPTION DATE      1 YEAR   SINCE CLASS INCEPTION
                              --------------      ------   ---------------------

Class B*                         10/29/99         -14.05%          12.00%
Class C*                         10/29/99         -11.57%          14.38%
Class Y*                         10/29/99          -8.87%          16.47%
S&P 500 Index                       N/A            -9.10%          -1.54%***
Morningstar Large Blend Funds
  Average                           N/A            -7.17%           1.13%***
Lipper Large-Cap Growth
  Funds Average                     N/A           -16.25%           0.16%

o The Kobrick Growth Fund is compared to the S&P 500 Index, which is a market value-weighted, managed index of common stock prices for 500 selected stocks, and the Morningstar Large Blend Funds Average and the Lipper Large-Cap Growth Funds Average, each of which is an average of the total returns of all mutual funds with a current investment style similar to that of the fund, as calculated by Morningstar, Inc. or Lipper, Inc., as the case may be.
* Until October 29, 1999, the Kobrick Growth Fund had only one class of shares and was offered without a sales charge. These returns have been adjusted to reflect expenses and sales loads of the Fund's multiple class structure. See the section entitled "Fund Fees & Expenses" in Appendix C.
**   Calculated from August 31, 1998.
***  Calculated from November 1, 1999.

THE TRUSTEES OF CDC KOBRICK INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE GROWTH FUND ACQUISITION.

REQUIRED VOTE FOR PROPOSAL 1. Approval of the Agreement and Plan of Reorganization among the CDC Kobrick Investment Trust on behalf of the Kobrick Growth Fund, CDC Nvest Funds Trust I on behalf of the Large Cap Growth Fund, and CDC IXIS Asset Management North America, L.P. ("CDC NA") by the shareholders of the Kobrick Growth Fund will require the affirmative vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

PROPOSAL 2 - THE CAPITAL FUND ACQUISITION

THE PROPOSAL. You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Star Growth Fund will acquire the assets and assumes the liabilities of the Kobrick Capital Fund in exchange for shares of the Star Growth Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Kobrick Capital Fund by the Star Growth Fund pursuant to the Agreement and Plan of Reorganization.

INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE STAR GROWTH FUND, AND HOW DO THEY COMPARE WITH THOSE OF THE KOBRICK CAPITAL FUND? Because these Funds have similar investment goals and strategies, the principal risks associated with each Fund are similar. Both Funds invest primarily in equity securities, making them subject to the risks commonly associated with investing in stocks, such as the risk of losing money due to drops in the stocks' value or the stock market as a whole. In addition, both Funds may also invest in small capitalization and emerging growth companies, which may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies. Both Funds may also invest in fixed-income securities, which means they are subject to the risks commonly associated with investments in bonds, such as credit risk, liquidity risk and interest rate risk. In addition, the Star Growth Fund is newly formed, and has no historical performance information for investors to evaluate. For more information about the principal investment risks of the Star Growth Fund, please see Appendix A-2 and Appendix A-3. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

HOW DO THE INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES OF THE STAR GROWTH FUND COMPARE WITH THOSE OF THE KOBRICK CAPITAL FUND? The Kobrick Capital Fund and the Star Growth Fund have similar investment goals and principal investment strategies. Both Funds seek capital appreciation by investing primarily in equity securities. The investment goal of the Star Growth Fund is long-term growth of capital; the investment goal of the Kobrick Capital Fund is maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. Both Funds may also invest in fixed-income securities. Unlike the Kobrick Capital Fund, however, the Star Growth Fund may also invest in real estate investment trusts, or "REITs", as a principal investment strategy.

     Both Funds use multiple investment advisers. The Kobrick Capital Fund is currently managed by two interim investment advisers, VNSM and RS Investment Management, L.P. ("RSIM"). The Star Growth Fund will follow the Star Concept - a multi-manager approach to equity investing in which the investment portfolio of each of the Fund's four segments is managed by a different subadviser. The four segments will be managed by RSIM, VNSM, Westpeak Global Advisors, L.P. ("Westpeak") and Morgan Stanley Investments, L.P. ("Morgan Stanley"). In general, subject to the Board of Trustees' allocation policies, CDC IXIS Advisers allocates capital invested in the Star Growth Fund equally among the four Star Growth Fund segments. For more information regarding the investment objectives and principal investment strategies of the Star Growth Fund, please see Appendix A-2.

INFORMATION ABOUT THE CAPITAL FUND ACQUISITION
     Please see the section entitled "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/Proxy Statement, which contains a summary of the reasons for the Acquisitions, the terms of each Agreement and Plan of Reorganization, the federal income tax consequences of each Acquisition and the terms of the CDC Declaration of Trust.

SHARES YOU WILL RECEIVE. If the Capital Fund Acquisition occurs, you will receive shares in the Star Growth Fund of the same class as the shares that you currently own in the Kobrick Capital Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     o The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Capital Fund Acquisition.

     o If applicable, Star Growth Fund shares will bear the same sales charges, redemption fees or CDSCs as your current shares. For purposes of determining the CDSC applicable to a redemption, your new Acquiring

         Fund shares will be treated as having been purchased as of the date your corresponding Acquired Fund shares were purchased.

     o The procedures for buying and selling your shares will not change as a result of the Capital Fund Acquisition. Please refer to Appendix C for more information about how you may buy and sell Acquiring Fund shares.

     o You will have the same exchange options as you currently have as a shareholder of the Kobrick Capital Fund. Please refer to Appendix C for more information regarding how you may exchange Acquiring Fund shares.

     o Accounts open as of October 31, 1999 that became Class A shareholders of the Kobrick Capital Fund (and will become Class A shareholders of the Star Growth Fund) will not be subject to applicable sales charges and may exchange into Class A shares of another CDC Nvest Fund without imposition of a sales charge.

     o You will have substantially similar voting rights as you currently have as a shareholder of the Kobrick Capital Fund, but as a shareholder of the Star Growth Fund and of CDC Nvest Funds Trust I. For more information on your voting rights as an Acquiring Fund shareholder, see the section entitled "Declarations of Trust" in "Information Applicable to Proposals 1, 2 and 3."

     Information concerning the capitalization of each of the Funds is contained in Appendix E.

PERFORMANCE INFORMATION. The chart below shows the percentage gain or loss of the Kobrick Capital Fund in each calendar year since inception. This should give you a general idea of how the Kobrick Capital Fund's return has varied from year to year. The bar chart shows the Kobrick Capital Fund's adjusted total returns for Class A shares. The returns for the other classes of the Fund's shares differ from the Class A returns to the extent their respective expenses differ. The chart includes the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of the Fund's expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. No performance information is available for the Star Growth Fund because it has not yet commenced operations.

     Additional discussion of the manner of calculation of total return is contained in the Kobrick Capital Fund's Statement of Additional Information, which is incorporated by reference in this Prospectus/Proxy Statement.

KOBRICK CAPITAL FUND

                                [GRAPHIC OMITTED]

                             1998       1999       2000
                            50.00%     73.21%    -41.30%

  The Fund's year-to-date total         For period shown in bar chart:
  return through June 30, 2001 was      Best  quarter: Fourth quarter 1999,
  -27.98%.                              +50.97%
                                        Worst quarter: Fourth quarter 2000,
                                        -30.76%

     The following tables list the Kobrick Capital Fund's average annual total return for each class of its shares for the one-year and since-inception periods ending December 31, 2000, including any applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the Kobrick Capital Fund. The average annual total returns of the Kobrick Capital Fund for these periods are compared to those of various indices and averages. Unlike the Fund, indices and averages are not investments and are not professionally managed. Unlike the returns of the Fund, indices do not reflect ongoing management, distribution and operating expenses. The Morningstar Mid Cap Growth Funds Average and the Lipper Mid-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect sales charges. You may not invest directly in indices or averages.

KOBRICK CAPITAL FUND
CLASS A SHARES

                         INCEPTION DATE       1 YEAR        SINCE FUND INCEPTION
                         --------------       ------        --------------------

Class A*                   12/31/97          -44.67%              12.86%
Russell 3000 Index            N/A             -7.46%              11.57%
Morningstar Mid Cap
  Growth Funds Average        N/A             -7.23%              21.41%
Lipper Multi-Cap Growth
  Funds Average               N/A            -11.06%              20.65%

KOBRICK CAPITAL FUND
CLASSES B, C AND Y SHARES

                         INCEPTION DATE      1 YEAR       SINCE CLASS INCEPTION
                         --------------      ------       ---------------------
Class B*                   10/29/99          -44.63%             -17.02%
Class C*                   10/29/99          -42.89%             -14.83%
Class Y*                   10/29/99          -41.15%             -13.30%
Russell 3000 Index            N/A             -7.46%               1.03%
Morningstar Mid Cap
  Growth Funds Average        N/A             -7.23%              18.62%**
Lipper Multi-Cap Growth
  Funds Average               N/A            -11.06%              12.27%

o The Kobrick Capital Fund is compared to Russell 3000 Index, a market value-weighted, unmanaged index of large company stocks, and Morningstar Mid Cap Growth Funds Average and Lipper Multi-Cap Growth Funds Average, each an average of the total returns of all mutual funds with a current investment style similar to that of the Kobrick Capital Fund, as calculated by Morningstar, Inc. and Lipper, Inc., respectively.

* Until October 29, 1999, the Kobrick Capital Fund had only one class of shares and was offered without a sales charge. These returns have been adjusted to reflect expenses and sales loads of the Fund's multiple class structure. See the section entitled "Fund Fees & Expenses" in Appendix C.

**   Calculated from November 1, 1999.

THE TRUSTEES OF THE CDC KOBRICK INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE CAPITAL FUND ACQUISITION.

REQUIRED VOTE FOR PROPOSAL 2. Approval of the Agreement and Plan of Reorganization among the CDC Kobrick Investment Trust on behalf of the Kobrick Capital Fund, CDC Nvest Funds Trust I on behalf of the Star Growth Fund, and CDC NA by the shareholders of the Kobrick Capital Fund will require the affirmative vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

PROPOSAL 3 - THE EMERGING GROWTH FUND ACQUISITION

THE PROPOSAL. You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Star Growth Fund will acquire the assets and assumes the liabilities of Kobrick Emerging Growth Fund in exchange for shares of the Star Growth Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Emerging Growth Fund Acquisition pursuant to the Agreement and Plan of Reorganization.

INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF THE STAR GROWTH FUND, AND HOW DO THEY COMPARE WITH THOSE OF THE KOBRICK EMERGING GROWTH FUND? Because the Kobrick Emerging Growth Fund and the Star Growth Fund have similar investment goals and strategies, the principal investment risks associated with each Fund are similar. Both Funds invest primarily in equity securities, making them subject to the risks commonly associated with investing in stocks, such as the risk of losing money due to drops in the stock's value or the stock market as a whole. In addition, both Funds may also invest in small capitalization and emerging growth companies, which may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, although the Star Growth Fund is expected to invest a smaller percentage of its assets in emerging growth and small capitalization companies than the Kobrick Emerging Growth Fund. Both Funds may also invest in fixed-income securities, which means they are subject to the risks commonly associated with investments in bonds, such as credit risk, liquidity risk and interest rate risk. In addition, the Star Growth Fund is newly formed and has no historical performance information for investors to evaluate. For more information about the principal investment risks of the Star Growth Fund, please see Appendix A-2 and Appendix A-3. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

HOW DO THE INVESTMENT GOALS AND PRIMARY INVESTMENT STRATEGIES OF THE STAR GROWTH FUND COMPARE WITH THOSE OF THE KOBRICK EMERGING GROWTH FUND? The Kobrick Emerging Growth Fund and the Star Growth Fund have similar investment goals and primary investment strategies. Both Funds seek capital appreciation by investing primarily in equity securities. The investment goal of the Star Growth Fund is long-term growth of capital; the investment goal of the Kobrick Emerging Growth Fund is growth of capital by investing primarily in equity securities of emerging growth companies with an emphasis on companies with small capitalizations. Both Funds also invest in fixed-income securities. Whereas the Kobrick Emerging Growth Fund invests primarily in emerging growth companies with an emphasis on small-cap companies, the Star Growth Fund will allocate its investments among companies with small, medium and large capitalizations and will not focus on emerging growth companies to the exclusion of companies with larger capitalizations.
     Another difference in investment strategies is the Star Growth Fund's use of a multi-manager approach. The Kobrick Emerging Growth Fund is currently managed by RSIM. Star Growth Fund follows the Star Concept - a multi-manager approach to equity investing in which the investment portfolio of each of the Fund's four segments is managed by a different subadviser. The four segments will be managed by RSIM, VNSM, Westpeak and Morgan Stanley. In general, subject to the Board of Trustees' allocation policies, CDC IXIS Advisers allocates capital invested in the Star Growth Fund equally among the four Star Growth Fund segments. For more information regarding the investment goals and principal investment strategies of the Star Growth Fund, please see Appendix A-2.

INFORMATION ABOUT THE EMERGING GROWTH FUND ACQUISITION
     Please see the section entitled "Information Applicable to Proposals 1, 2 and 3" of this combined Prospectus/Proxy Statement, which contains a summary of the reasons for the Acquisitions, the terms of each Agreement and Plan of Reorganization, the federal income tax consequences of each Acquisition and the terms of the CDC Declaration of Trust.


SHARES YOU WILL RECEIVE. If the Emerging Growth Fund Acquisition occurs, you will receive shares in the Star Growth Fund of the same class as the shares you currently own in the Kobrick Emerging Growth Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     o The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Emerging Growth Fund Acquisition.

     o If applicable, your Star Growth Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares. For purposes of determining the CDSC applicable to a redemption, your new Acquiring Fund shares will be treated as having been purchased as of the date your corresponding Acquired Fund shares were purchased.

     o The procedures for buying and selling your shares will not change as a result of the Emerging Growth Fund Acquisition. Please refer to Appendix C for more information about how you may buy and sell Acquiring Fund shares.

     o You will have the same exchange options as you currently have as a shareholder of the Kobrick Emerging Growth Fund. Please refer to Appendix C for more information regarding how you may exchange Acquiring Fund shares.

     o Accounts open as of October 31, 1999 that became Class A shareholders of the Kobrick Emerging Growth Fund (and will become Class A shareholders of the Star Growth Fund) will not be subject to applicable sales charges and may exchange into Class A shares of another CDC Nvest Fund without imposition of a sales charge.

     o You will have substantially similar voting rights as you currently have as a shareholder of the Kobrick Emerging Growth Fund, but as a shareholder of the Star Growth Fund and of CDC Nvest Funds Trust I. For more information on your voting rights as an Acquiring Fund shareholder, see the section entitled "Declarations of Trust" in "Information Applicable to Proposals 1, 2 and 3."

     Information concerning the capitalization of each of the Funds is contained in Appendix E.

PERFORMANCE INFORMATION. The chart below shows the percentage gain or loss in the Kobrick Emerging Growth Fund in each calendar year since inception. The chart should give you a general idea of how the Kobrick Emerging Growth Fund's return has varied from year to year. The bar chart shows the Kobrick Emerging Growth Fund's adjusted total returns for Class A shares. The returns for the other classes of the Fund's shares differ from the Class A returns to the extent their respective expenses differ. The chart includes the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of the Fund's expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. No performance information is available for the Star Growth Fund because it has not yet commenced operations.

     Additional discussion of the manner of calculation of total return is contained in the Kobrick Emerging Growth Fund's Statement of Additional Information, which is incorporated by reference in this Prospectus/Proxy Statement.

KOBRICK EMERGING GROWTH FUND


                                [GRAPHIC OMITTED]

                         1998          1999       2000
                        39.50%        86.49%     -40.05%


 The Fund's year-to-date total           For period shown in bar chart:
 return through June 30, 2001 was        Best  quarter:  Fourth  quarter 1999,
 -15.87%.                                +57.28%
                                         Worst quarter: Fourth quarter 2000,
                                         -32.29%

     The following tables list the Kobrick Emerging Growth Fund's average annual total return for each class of its shares for the one-year and since-inception periods ending December 31, 2000. The tables are intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the tables, you can compare the Kobrick Emerging Growth Fund's performance with one or more indices or averages. Unlike the Fund, indices and averages are not investments and are not professionally managed. Unlike the returns of the Fund, indices do not reflect ongoing management, distribution and operating expenses. The Morningstar Mid Cap Growth Funds Average and Lipper Mid-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges. You may not invest directly in indices or averages.


KOBRICK EMERGING GROWTH FUND
CLASS A SHARES
                          INCEPTION DATE      1 YEAR        SINCE FUND INCEPTION
                          --------------      ------        --------------------
Class A*                    12/31/97          -43.50%              13.70%
Russell 2000 Index             N/A             -3.02%               4.65%
Morningstar Mid Cap
   Growth Funds Average        N/A             -7.23%              21.41%
Lipper Mid-Cap Growth
   Funds Average               N/A            -10.01%              20.65%


KOBRICK EMERGING GROWTH FUND
CLASSES B, C AND Y SHARES
                         INCEPTION DATE        1 YEAR      SINCE CLASS INCEPTION
                         --------------        ------      ---------------------
Class B*                    10/29/99           -43.46%             -15.04%
Class C*                    10/29/99           -41.66%             -12.77%
Class Y*                    10/29/99           -39.95%             -11.29%
Russell 2000 Index             N/A              -3.02%              12.22%
Morningstar Mid Cap
  Growth Funds Average         N/A              -7.23%              18.62%**
Lipper Mid-Cap Growth
  Funds Average                N/A             -10.01%              16.47%

o Kobrick Emerging Growth Fund is compared to the Russell 2000 Index, a market value-weighted, unmanaged index of small company stocks, and Morningstar Mid-Cap Growth Funds Average and Lipper Mid-Cap Growth Funds Average, each an average of the total returns of all mutual funds with a current investment style similar to that of the Kobrick Emerging Growth Fund, as calculated by Morningstar, Inc. and Lipper, Inc., respectively.

* Until October 29, 1999, the Kobrick Emerging Growth Fund had only one class of shares and was offered without a sales charge. These returns have been adjusted to reflect expenses and sales loads of the Fund's multiple class structure. See the section entitled "Fund Fees & Expenses" in Appendix C.

**   Calculated from November 1, 1999.

THE TRUSTEES OF THE CDC KOBRICK INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION FOR THE EMERGING GROWTH ACQUISITION.

REQUIRED VOTE FOR PROPOSAL 3. Approval of the Agreement and Plan of Reorganization among the CDC Kobrick Investment Trust on behalf of the Kobrick Emerging Growth Fund, CDC Nvest Funds Trust I on behalf of the Star Growth Fund, and CDC NA by the shareholders of the Kobrick Emerging Growth Fund will require the affirmative vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.


INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3

REASONS FOR THE ACQUISITIONS. The Trustees of the CDC Kobrick Investment Trust, including all Trustees who are not "interested persons" of the CDC Kobrick Investment Trust (the "Independent Trustees"), have determined that each Acquisition would be in the best interests of the relevant Acquired Fund and that the interests of existing shareholders of the relevant Acquired Fund would not be diluted as a result of the relevant Acquisition. The Trustees (including the Independent Trustees) have unanimously approved each Acquisition and recommend that you vote in favor of the relevant Acquisition by approving the Acquisition's Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the relevant Acquiring Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.
     In proposing the Acquisitions, CDC IXIS Advisers presented to the Trustees the following reasons for the Acquired Funds to enter into the Acquisitions:

     o In light of recent market developments, the Acquired Funds have not achieved sufficient sales growth to achieve long-term viability and are not expected to do so in the near future. In the view of CDC IXIS Advisers, the Acquiring Funds are better positioned to generate net sales and to increase in size, which may permit the Funds to achieve economies of scale and therefore decrease their expense ratios in the future.

     o The Acquisitions are intended to permit each Acquired Fund's shareholders to exchange their investment for an investment in a fund with similar investment goals and strategies, without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder redeemed his or her shares to invest in another fund, such as an Acquiring Fund, or if an Acquired Fund were to liquidate, the transaction would likely be a taxable event for such shareholder. After the applicable Acquisition, shareholders may redeem any or all of their Acquiring Fund shares at net asset value (less any applicable CDSCs) at any time, at which point they would likely recognize a taxable gain or loss.

     o The Acquisitions will not alter the redemption or purchase procedures of the Acquired Fund shareholders or alter their exchange options, resulting in a minimal dislocation of shareholder rights following the dissolution of Kobrick.

     o The Acquiring Funds are managed under a two-tier adviser structure whereby the Fund retains CDC IXIS Advisers as the investment adviser to supervise and provide oversight of one or more subadvisers. While this structure does not increase the fees paid by the Fund for management, it does provide significant benefits in terms of oversight. CDC IXIS Advisers actively oversees the subadvisers, reports regularly to the CDC Nvest Funds Board of Trustees and maintains a comprehensive due diligence program consisting of the following components:

            - review of potential subadvisers;

            - creation and implementation of a procedures manual;

            - monitoring and oversight;

            - establishment and frequent meetings of an investment committee;

            - preparation of quarterly certifications;

            - periodic on-site visits; and

            - annual contract reviews.

     o The Trustees considered the personnel, resources and performance history of the investment management firms retained by CDC IXIS Advisers to manage all or a portion of the Acquired Funds' investment portfolios. The Trustees also considered the benefits of the multi-manager approach used by the Star Growth Fund.

     o Currently, the Acquired Funds have a fiscal year end of September 30, while the majority of the CDC Nvest Funds, including the Acquiring Funds, have a fiscal year end of December 31. The Acquisitions, and the accompanying change in fiscal year end, will result in savings with respect to legal and printing costs associated with the preparation of regulatory documents, such as prospectuses.

     o If the Acquiring Funds generate net sales and increase in size, shareholders may benefit from any resulting economies of scale that lower the Funds' expenses. For fixed costs that are allocated on a pro rata basis to funds within the CDC Nvest Funds family, there may be a slight savings following the Acquisitions. Additionally, the Acquiring Funds will be subject to the same contractual arrangements as are in place for all CDC Nvest Funds. These arrangements are similar to those that exist for the Acquired Funds; however, in certain cases (e.g., administrative services), the Acquisitions will eliminate the separate minimum fees associated with separate contractual arrangements.
     The Trustees also considered the differences in the Funds' investment goals, policies and strategies and the related risks.
     In addition, the Trustees considered the relative advisory fees and other expenses of the Acquired Funds and the Acquiring Funds and compared the total expense ratio of each Acquired Fund and the corresponding Acquiring Fund. The Trustees noted that because the Acquired Funds and the Acquiring Funds are subject to the same share class arrangements, Acquired Fund shareholders will own shares with the same sales charges and 12b-1 fees as the shares they owned prior to the relevant Acquisition. The Trustees noted that for each Acquiring Fund, CDC IXIS Advisers had agreed to implement an expense cap (effective until April 30, 2003) that would ensure that the shareholders of the Acquired Funds would not bear a greater level of expenses immediately after the Acquisition of their Acquired Fund.
     The Trustees also considered the Kobrick Emerging Growth Fund's pre-Acquisition investment losses and the expected inability of the Star Growth Fund to utilize all those losses to offset future investment gains in the event that both the Capital Fund Acquisition and the Emerging Growth Fund Acquisition take place. The Trustees considered information that other options, such as liquidation of the Funds, would restrict the ability of the Funds and their shareholders to utilize these losses.
     In addition, the Trustees considered the options of liquidating the Acquired Funds and reorganizing the Acquired Funds with funds outside the CDC Nvest Funds family. The Trustees noted that many of the potential benefits offered by the Acquisitions might not be available if either of these options were implemented.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION. If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around November 16, 2001 pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this combined Prospectus/Proxy Statement. Please review Appendix B. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

     o Each Acquired Fund will transfer all of its assets and liabilities attributable to each class of its shares to the applicable Acquiring Fund in exchange for shares of the same class of that Acquiring Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

     o The Acquisitions will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern time on November 16, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisitions.

     o The shares of each class of the relevant Acquiring Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders of the same class pro rata in accordance with their percentage ownership of such class in full liquidation of such Acquired Fund.

     o After the Acquisitions, each Acquired Fund will be terminated, as will the CDC Kobrick Investment Trust, and its affairs will be wound up in an orderly fashion.

     o Each Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Acquisitions may be terminated at any time with the approval of the Trustees of the CDC Kobrick Investment Trust and the Trustees of CDC Nvest Funds Trust I.

     Although the Trustees are proposing that the Acquiring Funds acquire all three of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisitions proposed in the other Proposals. Accordingly, in the event that the shareholders of the respective Acquired Funds approve one but not one or both of the other Acquisitions, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

     Shareholders who object to the Acquisitions will not be entitled under Massachusetts law or the Kobrick Declaration of Trust (as defined below) to demand payment for, or an appraisal of, their shares. However, you should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, you will be free to redeem the shares that you receive in the Acquisitions at their then-current net asset value, plus any applicable CDSC. In addition, you may redeem your Acquired Fund shares at any time prior to the consummation of the Acquisitions, or exchange your shares, without charge, for shares of other CDC Nvest Funds as described in the current prospectus and statement of additional information of the Acquired Funds.
     All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisitions will be borne by CDC NA, and not by the Funds. Each Fund will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the Acquisitions. Each Acquiring Fund will bear the governmental fees incurred in connection with registering its shares to be transferred in connection with the Acquisitions under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").
     In connection with the Acquisitions and establishing its four distinct segments, the Star Growth Fund may restructure the investment portfolios of the

Kobrick Capital Fund and Kobrick Emerging Growth Funds which it will receive in the Acquisitions. Brokerage costs, transfer taxes and other expenses associated with this restructuring have been estimated by CDC IXIS Advisers to be approximately $800,000. As noted above, these costs will be borne by the Funds, and not by CDC NA. See "Federal Income Tax Consequences" below.
     In addition to the Acquired Funds' other liabilities, each Agreement and Plan of Reorganization provides that the Acquiring Fund will assume the obligation of the relevant Acquired Fund, to the extent and subject to the limitations set forth in the Kobrick Declaration of Trust (as defined below), to indemnify the Trustees of the CDC Kobrick Investment Trust in their capacity as Trustees. Such indemnification obligation is limited to the aggregate net asset value of the shares of the Acquiring Fund received in the Acquisition.
     The Form of Agreement and Plan of Reorganization attached as Appendix B to this combined Prospectus/Proxy Statement is a general form which will be used for each of the Acquisitions. There will be a separate Agreement and Plan of Reorganization with respect to each Acquisition, among the relevant Acquired Fund, the relevant Acquiring Fund and CDC NA. The Form of Agreement and Plan of Reorganization attached as Appendix B has been filed with the SEC as part of the Registration Statement of which this Prospectus/Proxy Statement forms a part. Please see page 41 of this Prospectus/Proxy Statement for information on how to obtain a copy of the Registration Statement.
     FEDERAL INCOME TAX CONSEQUENCES. Each Acquisition is intended to be a tax-free reorganization. As a condition to each Acquisition, Ropes & Gray, counsel to the Funds, will deliver to each Acquired Fund and each Acquiring Fund an opinion, to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes the following will take place:

     o the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of
         Section 368(b) of the Code;

     o under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the Acquisition;

     o under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

     o under Section 358 of the Code, the tax basis of the Acquiring Fund shares that the Acquired Fund shareholders receive in place of their Acquired Fund Shares will be the same, in the aggregate, as the aggregate tax basis of the Acquired Fund shares;

     o under Section 1223(1) of the Code, the holding period for the Acquiring Fund shares received will include the holding period for the Acquired Fund shares exchanged for the Acquiring Fund shares if the shareholder held the Acquired Fund shares as a capital asset;

     o under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of the Acquisition;

     o under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets;

     o under Section 1223(2) of the Code, the Acquiring Fund's holding period in such assets will include the Acquired Fund's holding period in such assets; and

     o the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.
     The opinions will be based on certain factual certifications made by officers of CDC Nvest Funds Trust I and CDC Kobrick Investment Trust. The opinions are not a guarantee that the tax consequences of the Acquisitions will be as described above. If the Internal Revenue Service were to successfully assert that any Acquisition were a taxable event: (i) the Acquired Fund would recognize gain or loss on the sale of its assets to the relevant Acquiring Fund;
(ii) each shareholder of the Acquired Fund would recognize gain or loss on receipt of the Acquiring Fund shares (equal to the difference between the net asset value of the Acquiring Fund shares received and such shareholder's tax basis in its Acquired Fund shares surrendered in the exchange); (iii) the tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder would be the fair market value of such shares and the holding period of such Acquiring Fund shares would not include the holding period of the Acquired Fund shares surrendered in the exchange; and (iv) the tax basis of the assets that the Acquiring Fund receives from the Acquired Fund would be the fair market value of such assets and the holding period of such assets would not include the Acquired Fund's holding period in such assets.

Certain Federal Income Tax Consequences Relating to the Star Growth Fund. The following describes certain federal income tax consequences expected to result if both the Capital Fund Acquisition and the Emerging Growth Fund Acquisition take place.
     Prior to the closing of its Acquisition, the Kobrick Emerging Growth Fund will distribute to its shareholders all of its respective investment company taxable income and net realized capital gains that have not previously been distributed to shareholders. Such distributions will be taxable to the shareholders of the Kobrick Emerging Growth Fund.
     The Star Growth Fund's ability to carry forward the pre-Acquisition losses of the Kobrick Emerging Growth Fund (currently approximately equal to $68 million) and use them to offset future gains of the Star Growth Fund will be limited. It is expected that approximately $49 million of these losses will become permanently unavailable for use by the Star Growth Fund. The impact of the unavailability of the Emerging Growth Fund's losses will be offset by capital loss carryforwards available to the Star Growth Fund as a result of its Acquisition of the Kobrick Capital Fund. As a result of the Emerging Growth Fund Acquisition, the capital loss carryforwards available to the Star Growth Fund will offset capital gains and thus reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of the Kobrick Capital Fund may pay more taxes, or pay taxes sooner, than they would if such Acquisition did not occur.
     This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor as to the specific consequences to you of the Acquisitions, including the applicability and effect of state, local, foreign, and other tax laws.
     DECLARATIONS OF TRUST. Each Acquiring Fund is governed by the CDC Declaration of Trust. Each Acquired Fund is governed by the Master Trust Agreement of the CDC Kobrick Investment Trust (as amended, the "Kobrick Declaration of Trust" and, together with the CDC Declaration of Trust, the "Declarations of Trust"). Some of the important characteristics of the CDC Declaration of Trust and the Kobrick Declaration of Trust are summarized below.
     Governing Law. The Declarations of Trust are governed by Massachusetts law. Powers and Liabilities Relating to Shares. The Declarations of Trust permit the trustees, without shareholder approval, to divide shares of each respective trust into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the trustees may determine.
     The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay and provide that any current or former shareholder will be indemnified out of the assets of the respective trust for any liability relating to his or her having been a shareholder.
     Shareholder Voting Requirements--Generally. The CDC Declaration of Trust provides that all shares entitled to vote shall be voted by individual series unless otherwise required by applicable law. Shareholders of any particular series shall not be entitled to vote on any matters as to which such series is not affected. The Kobrick Declaration of Trust states that all shares of all series shall vote as a single class, except as to any matter which does not affect the interest of particular series or as to any matter for which a separate vote by series is required by applicable law.
     The Declarations of Trust give shareholders the power to vote: (i) on the election of trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to termination of the trust or any series or class, as provided in the Declaration of Trust, (v) to remove trustees in certain cases, and (vi) on additional matters that may be required by the Declaration of Trust, by-laws, or applicable law, or as the trustees may consider necessary or desirable. In addition, the Kobrick Declaration of Trust gives the shareholders the power to vote with respect to any reorganization of the trust or any series to the extent provided below under "Shareholder Voting Requirements - Merger and Consolidation."
     The beneficial interest in the each respective trust is divided into an unlimited number of shares. Under the Declarations of Trust, each shareholder is entitled to one vote for each whole share, and a fractional vote proportionate to any fractional share, standing in his or her name on the books of the trust. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders. Except when a larger quorum is otherwise required, the CDC Declaration of Trust provides that 40% of the voting interests of each series or class (or all shareholders voting as one class) shall constitute a quorum at a shareholder's meeting. In contrast, the Kobrick Declaration of Trust provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business.
     In general, a majority of the voting interests voted of each respective trust shall decide any question. A plurality of the voting interests of each trust shall elect a trustee, and a vote of two-thirds of the voting interests of each trust is required to remove a trustee. There is no cumulative voting for the election of trustees of either trust.
     Under the CDC Declaration of Trust, if an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall also be required to decide such question. The Kobrick Declaration of Trust provides that as to any matter which does not affect the interest of a particular series, only holders of shares of the affected series shall be entitled to vote.
     The CDC Declaration of Trust requires a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the trustees to terminate the trust. The Kobrick Declaration of Trust provides that the trust may be terminated at any time by a majority of the trustees, subject to a favorable vote of a majority of the outstanding shares of each series entitled to vote (voting separately by series). For these purposes, "a majority of the outstanding shares of each series" shall mean the lesser of (1) 67% of the shares of the series represented at the meeting, if more than 50% of the shares of the series are represented at the meeting, or (2) more than 50% of the outstanding shares of the series as of the Record Date. (This is the same voting requirement necessary to approve an Acquisition.) Because, assuming each Acquisition is consummated, the CDC Kobrick Investment Trust is expected to liquidate, a vote to approve an Acquisition will also be considered a vote to approve the liquidation of the CDC Kobrick Investment Trust.
     The CDC Declaration of Trust may be amended by a majority of the trustees when authorized by a vote of a majority of shares entitled to vote, except that certain enumerated actions and minor changes such as changing the name of the trust, correcting or supplementing any defective provision may be taken without a shareholder vote. The Kobrick Declaration of Trust may be amended or restated at any time by an instrument signed by a majority of the then trustees when authorized by a majority of the shares entitled to vote. In addition, the trustees may restate or amend the Kobrick Declaration of Trust without shareholder approval if shareholder approval is not required by applicable law and the amendment does not have a material adverse effect on the rights of shareholders.
     Shareholder Voting Requirements--Merger and Consolidation. The Declarations of Trust provide that the trustees may cause their respective trusts (or series thereof) to be merged into or consolidated with another entity, or the shares of the trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a majority of the outstanding voting shares of the trust or the relevant series, as defined in the 1940 Act. The 1940 Act defines the vote of a majority of outstanding voting securities of a series to mean the lesser of
(1) 67% of the shares of the series represented at the meeting, if more than 50% of the shares of the series are represented at the meeting, or (2) more than 50% of the outstanding shares of the series as of the Record Date. Shareholders of the Acquiring Funds are not required to approve the Acquisitions.
     Multi-Class Structure--Permitted Differences Between Classes. The Declarations of Trust provide that the trustees may authorize the division of series of shares into classes, and that the variations in the relative rights and preferences of each class shall be fixed and determined by the trustees.
     Indemnification of Trustees and Agents. The Declarations of Trust limit the liability of a trustee to his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Except in such instances, the Kobrick Declaration of Trust also provides that the trust shall indemnify and hold harmless each of its trustees and officers from and against any and all claims and demands arising out of a trustee's performance of his of her duties as a trustee. Each Agreement and Plan of Reorganization provides that the Acquiring Fund will assume the obligation of the relevant Acquired Fund, to the extent and subject to the limitations set forth in the Kobrick Declaration of Trust, to indemnify the Trustees of the CDC Kobrick Investment Trust in their capacity as Trustees. Such indemnification obligation is limited to the aggregate net asset value of the shares of the Acquiring Fund received in the Acquisition.

INFORMATION REGARDING VOTING AND CONDUCT OF THE MEETINGS

VOTING INFORMATION. The Trustees of the CDC Kobrick Investment Trust are soliciting proxies from the shareholders of each Acquired Fund in connection with the Meetings, which have been called to be held at 2:00 p.m. Eastern Time on November 9, 2001 at the offices of CDC IXIS Distributors located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about September 17, 2001.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETINGS.
---------------------------------------------------------

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds, or by employees or agents of CDC IXIS Advisers and its affiliated companies. In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $75,000.

     Voting Process. You can vote in any one of the following four ways:

a.   By Internet, by visiting www.cdcnvestfunds.com; or
b. By phone, by calling toll-free 888-221-0697, which is available 24 hours a day; or
c. By mail, by completing, signing, dating and returning the enclosed proxy card; or
d.   In person at the Meetings.

     Shareholders who owned Acquired Fund shares on the Record Date are entitled to vote at the Meetings. Shareholders of the Acquired Funds are entitled to cast one vote for each share owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs of Solicitation. None of the costs of the Meetings, including the costs of soliciting proxies, will be borne by the Acquired Funds or the Acquiring Funds. CDC NA shall bear all such costs even with respect to an Acquisition that is not approved by the shareholders of the relevant Acquired Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL FOR WHICH IT IS ENTITLED TO VOTE. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the CDC Kobrick Investment Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meetings will be counted by persons appointed by each Acquired Fund as tellers for the Meetings (the "Tellers"). A majority of the shares entitled to vote of each of the Acquired Funds outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Funds at the Meetings. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposals 1, 2 and 3. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote these shares for which it has received voting instructions from shareholders. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including absentees) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held by CDC Nvest IRAs as shares that are present and entitled to vote.

     Required Vote. The vote required to approve each Proposal is the affirmative vote of the lesser of (1) 67% of the shares of the Acquired Fund represented at the meeting, if more than 50% of the shares of the Acquired Fund are represented at the meeting, or (2) more than 50% of the outstanding shares of the Acquired Fund as of the Record Date. If the required vote is not obtained for any Proposal, the Trustees will consider what other actions to take in the best interests of the relevant Fund.

     Adjournments; Other Business. In the event that a quorum is not present for the purposes of acting on a proposal, or if an Acquired Fund has not received enough votes by the time of the Meetings to approve any Proposal, the persons named as proxies may propose that such Meetings be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

     The Meetings have been called to transact any business that properly comes before them. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1, 2 and 3. If any other matters properly come before the Meetings, and on all matters incidental to the conduct of the Meetings, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the CDC Kobrick Investment Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

OTHER INFORMATION
     Entering into New Subadvisory Agreements. As described in greater detail in Appendix A-1 and Appendix A-2, each Acquired Fund's investment decisions are made by its subadviser(s). Each Acquiring Fund has received an exemptive order from the SEC that permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.
     Portfolio Trades. In placing portfolio trades, each Acquiring Fund's adviser or subadviser may use brokerage firms that market such Fund's shares or are affiliated with CDC IXIS Advisers, its parent company or any of the subadvisers. In placing trades, the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the subadvisers' portfolio trading and brokerage practices is included in the Statement of Addition Information under "Appendix A--Additional Information About the Acquiring Funds."
     Advisers', Underwriter's and Administrator's Addresses. The address of CDC IXIS Asset Management Services, Inc. (a subsidiary of CDC NA), each Acquiring Fund's transfer agent, dividend disbursement agent and administrator, CDC IXIS Advisers and CDC IXIS Distributors, the principal underwriter of each of the Acquiring Funds, is 399 Boylston Street, Boston, Massachusetts 02116. The address of each subadviser of the Acquiring Funds is set forth in Appendices A-1 and A-2.
     Outstanding Shares and Significant Shareholders. Appendix D to this Prospectus/Proxy Statement lists for each of the Acquired Funds the total number of shares outstanding as of August 31, 2001 for each such Acquired Fund. It also identifies holders of more than 5% or 25% of any class of shares of each Acquired Fund and Acquiring Fund, and contains information about the executive officers and Trustees of the CDC Kobrick Investment Trust and the CDC Nvest Funds Trust I and their shareholdings in the Acquired Funds and Acquiring Funds, respectively.
     Other Financial and Performance Information. Financial highlights for the Acquired Funds are included in Appendix F to this Prospectus/Proxy Statement. Other financial information for each Acquired Fund, as well as information and commentary about the performance of the Acquired Funds, is incorporated by reference from the Acquired Funds' Semi-Annual Report to Shareholders for the period ending March 31, 2001 and Annual Report to Shareholders for the period ending September 30, 2000. The Semi-Annual Report and Annual Report (which also includes the Report of PricewaterhouseCoopers LLP, the independent accountants of both the Acquired Funds and the Acquiring Funds), are available free of charge at the addresses and phone numbers set forth on the first page of this Prospectus/Proxy Statement.

     Because the Acquiring Funds are newly formed, financial highlights and other financial information for the Acquiring Funds are not available.
     Shareholder Proposals at Future Meetings. Neither the CDC Kobrick Investment Trust nor CDC Nvest Funds Trust I holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to an Acquired Fund, c/o Secretary of CDC Kobrick Investment Trust, 399 Boylston Street, Boston, Massachusetts 02116 or, if applicable, to an Acquiring Fund, c/o Secretary of CDC Nvest Funds Trust I, 399 Boylston Street, Boston, Massachusetts 02116.

     Contents of the Appendices.
     Appendices A-1, A-2 and A-3 - Information relating to the Acquiring Funds, including information with respect to their investment goals, principal investment strategies and risks.
     Appendix B - Form of Agreement and Plan of Reorganization to be used to effect each Acquisition.
     Appendix C - Information applicable to each Acquiring Fund, including information with respect to procedures for buying, selling and exchanging shares, the pricing of shares, dividends and distributions and certain tax matters.
     Appendix D - Information regarding the ownership of the Acquired Funds and the Acquiring Funds.
     Appendix E - Information regarding the capitalization of the Acquired Funds and the Acquiring Funds.
     Appendix F - Financial highlights of the Acquired Funds.
     Other Information About the Funds. Additional information about the Acquired Funds is incorporated by reference from the Prospectus and Statement of Additional Information, each dated February 1, 2001 and as amended or supplemented, of the Acquired Funds, which are available free of charge by calling 800-225-5478.

                                                                    APPENDIX A-1
                                                                    ------------



                 CDC NVEST LARGE CAP GROWTH FUND (THE "LARGE CAP
                 -----------------------------------------------
             GROWTH FUND") - INVESTMENT GOALS, PRINCIPAL INVESTMENT
             ------------------------------------------------------
                      STRATEGIES AND RISKS, AND MANAGEMENT
                      ------------------------------------

INVESTMENT GOALS, STRATEGIES AND RISKS

INVESTMENT GOALS
----------------

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the subadviser believes have better than average long-term growth potential.

The Fund's investment goal may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------

Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM"), the Fund's subadviser, uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

X    Quality management

X    Strong financials

X    Competitive products

X    Positive economic outlooks

In selecting investments for the Fund's portfolio, VNSM employs the following strategy:

o It starts from a universe of more than 5,000 companies, screening out companies with less than $1 billion market capitalization.

o Next, VNSM screens for strong earnings and revenue growth over rolling 5-year periods.

o Choosing 100-150 target companies, VNSM then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio.

o VNSM targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also purchase money market or high-quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

PRINCIPAL INVESTMENT RISKS
--------------------------

EQUITY SECURITIES: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

MANAGEMENT OF THE LARGE CAP GROWTH FUND

ADVISER
-------

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Large Cap Growth Fund. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC NA"), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of June 30, 2001, CDC NA's 14 principal subsidiary or affiliated asset management firms collectively had approximately $131 billion in assets under management. CDC IXIS Advisers oversees, evaluates and monitors the subadvisory services provided to the Fund. It also provides general business management and administration. CDC IXIS Advisers does not determine what investments will be purchased by the Fund. The subadviser listed below makes the investment decisions for the Fund.

SUBADVISER
----------

VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH, L.P., located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. VNSM is a subsidiary of CDC NA. Originally incorporated in 1970, VNSM focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of June 30, 2001, VNSM had $3.9 billion in assets under management.

PORTFOLIO MANAGERS
------------------

BRIAN A. GROVE has co-managed the Kobrick Growth Fund and VNSM's portion of the Kobrick Capital Fund since July 2001. Mr. Grove, Principal of VNSM, joined the firm in 1997. Prior to joining VNSM, he was Vice President of Daniel Breen & Co., L.P. and a senior Portfolio Manager for Transamerica Asset Management. Mr. Grove holds a B.A. and M.B.A. from Vanderbilt University, a J.D. from the University of Houston and is a member of the Texas Bar. He is a Chartered Financial Analyst and has 17 years of investment management experience.

WILLIAM R. BERGER has co-managed the Kobrick Growth Fund and VNSM's portion of the Kobrick Capital Fund since July 2001. Mr. Berger, Principal of VNSM, joined the firm in 1998. Prior to joining VNSM, he was Vice President and Portfolio Manager at Securities Management from 1993 through 1998 and Research and Portfolio Manager at Trinity Investment Management Corp. from 1989 through 1993. Mr. Berger holds a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst and a Certified Public Accountant with 13 years of investment management experience.

CHRISTOPHER T. MCMILLIN has co-managed the Kobrick Growth Fund and VNSM's portion of the Kobrick Capital Fund since July 2001. Mr. McMillin, an investment research analyst for VNSM, joined the firm in 2000. Prior to joining VNSM, he was a Portfolio Manager/Research Analyst for Roger H. Jenswold & Company from 1997 through 2000 and a management consultant for PricewaterhouseCoopers from 1995 through 1997. Mr. McMillin holds a B.A. from the University of Texas. He has 4 years of investment management experience.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                   APPENDIX A-2
                                                                   ------------


              CDC NVEST STAR GROWTH FUND (THE "STAR GROWTH FUND") -
             INVESTMENT GOALS, PRINCIPAL INVESTMENT STRAETGIES AND
                             RISKS, AND MANAGEMENT


INVESTMENT GOALS, STRATEGIES AND RISKS

INVESTMENT GOALS
----------------

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") believes the Star Concept - the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments - offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the Board's allocation policies, CDC IXIS Advisers allocates capital invested in the Fund equally among the four subadvisers set forth below. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

LARGE-CAP SEGMENT

Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM") manages the large- cap segment of the Fund. It uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics (although not all companies will have these characteristics):

        o     Quality management

        o     Strong financials

        o     Competitive products

        o     Positive economic outlooks

In selecting investments for this segment of the Fund's portfolio, VNSM starts from a universe of more than 5,000 companies, screening out companies with less than $1 billion market capitalization. Next, it screens for strong earnings and revenue growth over rolling 5-year periods. Choosing 100-150 target companies, it then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio. VNSM targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

MID-CAP SEGMENT

Morgan Stanley Investments, L.P. ("Morgan Stanley") manages the mid-cap segment of the fund. The mid-cap segment will invest primarily in common stocks of companies with capitalizations in the range of companies included in the Russell Mid Cap Growth Index. Morgan Stanley focuses on companies that demonstrate one or more of the following characteristics (although not all of the companies selected will have these characteristics):

        o     High earnings growth rates,

        o     Growth stability,

        o     Rising profitability and

        o     The ability to produce earnings that beat market expectations

Morgan Stanley uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. It then researches companies that pass the screen. Morgan Stanley conducts extensive fundamental analysis to evaluate potential candidates for purchase, focusing on data such as sales growth, profit margins, and return on invested capital. In addition, it examines qualitative measures, including a company's strategic position within its industry and its management quality. Morgan Stanley also evaluates market valuations to eliminate the most overvalued stocks. It follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

SMALL-CAP SEGMENT

RS Investment Management, L.P. ("RSIM") manages the small-cap segment of the Fund. RSIM pursues the Fund's objective by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

        o     A new product launch

        o     A new management team

        o     Expansion into new markets

        o     Realization of undervalued assets

In making investment decisions, RSIM generally employs the following methods:

        o RSIM begins with a broad universe of companies which it believes possess the prospect for superior long-term growth. It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

        o Next, RSIM evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash. RSIM will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RSIM make a decision to buy a particular stock.

        o     RSIM considers selling or initiating the sell process when:

              -  A stock has reached the price objective set by RSIM.

              - A stock declines 15% from the original purchase price. If this occurs, RSIM will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

              - Negative fundamental changes occur relating to management, product definition or economic environment.

              -  Opportunities that are more attractive are identified.

MULTI-CAP SEGMENT

Westpeak Global Advisors, L.P. ("Westpeak") manages the Fund's multi-cap segment. Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:

        o     Earnings-to-price ratios

        o     Earnings growth rates

        o     Positive earnings surprises

        o     Book-to-price ratios

        o     Dividend yields

Westpeak starts with the Russell 3000 Growth Index of about 1,800 stocks and generally eliminates stocks of companies below a $100 million market capitalization threshold or $8 per share. This creates an overall universe of about 1,600 stocks. This universe of stocks represents small, medium and large capitalization companies.

Next, Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectations rank for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities.

The Fund may also:

      o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

      o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

      o  Invest in real estate investment trusts ("REITs").

      o Purchase U.S. government securities, certificates of deposit, commercial paper and/or high-quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

      o  Invest in convertible preferred stock and convertible debt securities.

      o Enter into options, futures, swap contracts and currency hedging transactions.

      o  Invest in initial public offerings ("IPOs") and Rule 144A securities.

PRINCIPAL INVESTMENT RISKS
EQUITY SECURITIES: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in increased tax liability to shareholders. Rule 144A securities may be more illiquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality, fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

MANAGEMENT OF THE STAR GROWTH FUND

ADVISER
-------

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P. Information regarding CDC IXIS Advisers, its parent company and affiliates may be found in Appendix A-1.

SUBADVISERS
-----------

VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH, L.P. Information regarding VNSM, its parent company and affiliates may be found in Appendix A-1.

RS INVESTMENT MANAGEMENT, L.P., located at 388 Market Street, San Francisco, California 94111, serves as a subadviser to a segment of the Star Growth Fund. RSIM was founded in 1981 as part of Robertson, Stephens & Company. It is privately held and employee-owned and specializes in small- and mid-cap investing. As of June 30, 2001, RSIM had $8 billion in assets under management.

WESTPEAK GLOBAL ADVISORS, L.P., located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the Star Growth Fund. Westpeak is a subsidiary of CDC NA. Founded in 1991, Westpeak had $8.7 billion in assets under management as of June 30, 2001.

MORGAN STANLEY INVESTMENTS, L.P., located at One Tower Bridge, West Conshohocken, Pennsylvania 19428, serves as subadviser to a segment of the Star Growth Fund. Founded in 1969, Morgan Stanley provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. It is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM"). As of June 30, 2001, MSIM had in excess of $171 billion in assets under management.

PORTFOLIO MANAGERS
------------------

BRIAN A. GROVE co-manages VNSM's segment of the Star Growth Fund. For information about Mr. Grove, see Appendix A-1.

WILLIAM R. BERGER co-manages VNSM's segment of Star Growth Fund. For information about Mr. Berger, see Appendix A-1.

CHRISTOPHER T. MCMILLIN co-manages VNSM's segment of Star Growth Fund. For information about Mr. McMillin, see Appendix A-1.

JOHN H. SEABERN has co-managed the Kobrick Emerging Growth Fund and RSIM's component of the Kobrick Capital Fund since July 2001. He is also co-manager of a segment of CDC Nvest Star Small Cap Fund and RS Diversified Growth Fund. Mr. Seabern, Vice President of RSIM, joined the firm in 1993. Prior to joining RS Investment Management, he served as a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and has 10 years of investment management experience.

JOHN L. WALLACE has co-managed the Kobrick Emerging Growth Fund and RSIM's component of the Kobrick Capital Fund since July 2001. He also serves as portfolio manager to a segment of CDC Nvest Star Small Cap Fund and to RS MidCap Opportunities Fund and RS Diversified Growth Fund. Mr. Wallace, Vice President of RSIM, joined the firm in 1995. Prior to joining RSIM, Mr. Wallace managed over $4 billion in assets at Oppenheimer as portfolio manager of Main Street Income & Growth Fund and Total Return Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University. He has 20 years of investment experience.

GERALD H. SCRIVER co-manages Westpeak's segment of Star Growth Fund. He also manages CDC Nvest Growth & Income Fund, CDC Nvest Capital Growth Fund and Westpeak's segment of the CDC Nvest Star Value Fund. Mr. Scriver is the President and Chief Executive Officer of Westpeak, which he founded in 1991. Mr. Scriver is a graduate of the State University of N.Y. at Buffalo and has over 35 years of investment experience.

THOMAS M. ANICHINI co-manages Westpeak's segment of Star Growth Fund. Mr. Anichini, Vice President of Westpeak, joined the company in 1999. Prior to joining the company, Mr. Anichini was a Principal at Mercer Investment Consulting, Inc. and an Asset Allocation Manager at Carr Asset Management, Inc. from June 1994 until May 1996. Mr. Anichini, an Associate of the Society of Actuaries and a Chartered Financial Analyst, received a B.S. in Actuarial Science from the University of Illinois, and an M.B.A. from the University of Chicago. He has over 10 years of investment experience.

BRIAN D. CHRISMAN co-manages Westpeak's segment of Star Growth Fund. Mr. Chrisman, Senior Vice President of Portfolio Management at Westpeak, joined the company in 1996. Prior to joining the company, Mr. Chrisman was a Senior Analyst at Storage Technology Corporation. Mr. Chrisman, a Chartered Financial Analyst, received a B.S. in Finance and an M.B.A. in Accounting from the University of Colorado. He has over 5 years of investment experience.

ROBERT M. FRANZ co-manages Westpeak's segment of Star Growth Fund. Mr. Franz, Principal and Chief Investment Officer at Westpeak, joined the company at inception in 1991. He directs Westpeak's investment research, portfolio management and trading activities and is a member of the Investment Committee, which has ultimate responsibility for all aspects of Westpeak's investment process. Mr. Franz received a B.A. in mathematics from Pomona College and has over 15 years of investment experience.

ARDEN C. ARMSTRONG co-manages Morgan Stanley's segment of Star Growth Fund. Ms. Armstrong, Managing Director of Morgan Stanley, joined Miller Anderson & Sherrerd in 1986, the same year it was acquired by MSIM. She has a B.A. from Brown University and an M.B.A. from the Wharton School at the University of Pennsylvania. A Chartered Financial Analyst, she has over 18 years of investment experience.

DAVID P. CHU co-manages Morgan Stanley's segment of Star Growth Fund. Mr. Chu, Executive Director of Morgan Stanley, joined the company in 1998. Prior to joining Morgan Stanley, Mr. Chu was a Senior Equities Analyst and co-portfolio manager at Trade Street Investment Associates, Inc. from 1996 until 1998. He has a B.S. from the University of Michigan, an M.B.A. from the Wharton School at the University of Pennsylvania and over 10 years of investment experience.

STEVEN B. CHULIK co-manages Morgan Stanley's segment of Star Growth Fund. Mr. Chulik, Vice President of Morgan Stanley, joined the firm in 1997. Prior to joining Morgan Stanley, Mr. Chulik was a full-time student at the Wharton School from 1995 through 1997 and a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 until 1995. He has a B.S. from Columbia University, an M.B.A. from the Wharton School at the University of Pennsylvania and over 6 years of investment experience.

JOHN S. ROSCOE co-manages Morgan Stanley's segment of Star Growth Fund. Mr. Roscoe, Vice President of Morgan Stanley, joined the company in 1997. Prior to joining Morgan Stanley, Mr. Roscoe was an Analyst at Rockefeller & Co., Inc. from 1994 until 1997. He has a B.A. from Cornell University and an M.B.A. from the Johnson Graduate School of Management at Cornell University. A Chartered Financial Analyst, he has over 6 years of investment experience.

                                                                   APPENDIX A-3
                                                                   ------------

                                 MORE ABOUT RISK

      The Acquiring Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which an Acquiring Fund may be subject by investing in various types of securities or engaging in various practices.

CORRELATION RISK (Large Cap Growth Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

CREDIT RISK (Star Growth Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK (Star Growth Fund) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment.

EMERGING MARKETS RISK (Star Growth Fund) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

EURO CONVERSION RISK (Star Growth Fund) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by the Fund.

EXTENSION RISK (Star Growth Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

INFORMATION RISK (Both Acquiring Funds) The risk that key information about a security is inaccurate or unavailable. IPO securities involve greater information risk than other equity securities due to the lack of public information.

INTEREST RATE RISK (Star Growth Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

LIQUIDITY RISK (Both Acquiring Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

LEVERAGE RISK (Star Growth Fund) The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into large changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

MANAGEMENT RISK (Both Acquiring Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

MARKET RISK (Both Acquiring Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and lack of public information and trading history.

OPPORTUNITY RISK (Both Acquiring Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

OPTIONS, FUTURES AND SWAP CONTRACTS RISKS (Star Growth Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rate. These types of transactions will be used primarily for hedging purposes.

POLITICAL RISK (Both Acquiring Funds) The risk of losses directly attributable to government or political actions.

PREPAYMENT RISK (Star Growth Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

SMALL CAPITALIZATION COMPANIES RISKS (Star Growth Fund) These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

VALUATION RISK (Both Acquiring Funds) The risk that a Fund has valued certain securities at a higher price than it can sell them for.

                                                                      APPENDIX B
                                                                      ----------

                                    FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                                    --------------------------------------------

                      AGREEMENT AND PLAN OF REORGANIZATION

        This Agreement and Plan of Reorganization (the "Agreement") is made as of ________ __, 2001, by and between [Kobrick Fund] (the "Acquired Fund"), a series of CDC Kobrick Investment Trust, a Massachusetts business trust (the "Kobrick Trust"), and [CDC Nvest Fund] (the "Acquiring Fund"), a series of the CDC Nvest Funds Trust I, a Massachusetts business trust (the "CDC Nvest Trust").

                             PLAN OF REORGANIZATION

        (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, B, C and Y shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

        (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of Merger Shares of each class (consisting in the case of each shareholder of Merger Shares of the same designated class (A, B, C or Y) as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

        (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Master Trust Agreement of the Kobrick Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired

Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The CDC Nvest Trust, on behalf of the Acquiring Fund, and the Kobrick Trust, on behalf of the Acquired Fund, agree as follows:

     1. Representations, Warranties and Agreements of the Acquiring Fund. The CDC Nvest Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

        a. The Acquiring Fund is a series of shares of the CDC Nvest Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The CDC Nvest Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the CDC Nvest Trust. Each of the CDC Nvest Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

        b. The CDC Nvest Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended September 30, 2001 (or, if appropriate, a certification as of such date stating that the Acquired Fund has not commenced operations and therefore such financial statements have not yet been prepared for the Acquiring Fund), shall have been furnished to the Acquired Fund prior to the Exchange Date. Any such statement of assets and liabilities and schedule shall fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets (if any) fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

        d. Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business or, if appropriate, changes occurring in connection with the commencement of operations of the Acquiring Fund), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

        e. The CDC Nvest Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the CDC Nvest Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

        f. There are no material legal, administrative or other proceedings pending or, to the knowledge of the CDC Nvest Trust or the Acquiring Fund, threatened against the CDC Nvest Trust or the Acquiring Fund, which assert liability on the part of the CDC Nvest Trust or the Acquiring Fund. Neither the CDC Nvest Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        g. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities, if any, as of September 30, 2001 delivered pursuant to Section 1.c hereto, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2001, whether or not incurred in the ordinary course of business.

        h. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the CDC Nvest Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

        j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section 1(q) herein).

        k. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

        l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

        n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

        o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Registration Statement.

        p. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Registration Statement.

        q. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the CDC Nvest Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the CDC Nvest Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

        r. The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

        s. The prospectuses and statement of additional information of the Acquiring Fund, each as from time to time amended or supplemented (collectively, the "CDC Nvest Prospectus"), filed as part of post-effective amendment number 45 --------------------- to the Registration Statement on Form N-1A of the CDC Nvest Trust will, as of the date of effectiveness and as of the Exchange Date, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) will not contain, with respect -------- to the CDC Nvest Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such post-effective amendment number 45 shall have become effective by the Exchange Date.

     2. Representations, Warranties and Agreements of the Acquired Fund. The Kobrick Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

        a. The Acquired Fund is a series of shares of the Kobrick Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Kobrick Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Kobrick Trust. Each of the Kobrick Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

        b. The Kobrick Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended March 31, 2001, has been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

        d. Since March 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For purposes of this Section 2(d) and of
     Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

        e. The Kobrick Trust is not in violation in any material respect of any provision of its Master Trust Agreement or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Kobrick Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

        f. The prospectuses and the statement of additional information of the Acquired Fund, each dated February 1, 2001, and each as from time to time amended or supplemented (the "Kobrick Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Kobrick Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

        h. At the Exchange Date, the Kobrick Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the ----------- schedule of its investments as of March 31, 2001, referred to in Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

        i. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Kobrick Trust or the Acquired Fund, threatened against the Kobrick Trust or the Acquired Fund, which assert liability on the part of the Kobrick Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Kobrick Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

        k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of March 31, 2001, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2001, whether or not incurred in the ordinary course of business.

        l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of the Kobrick Trust's officers, are required to have been filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        m. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

        n. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

        o. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        p. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Kobrick Prospectus, as amended through the Exchange Date.

        q. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

        r. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Kobrick Prospectus.

        s. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
     Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, -------- ------- that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

        t. The Kobrick Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

        u. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto in all material respects.

     3.   Reorganization.

        a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if applicable) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

        b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

        c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares of each Class A, B, C and Y having an aggregate net asset value equal, in the case of each such Class, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

        a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of each class of the Acquired Fund, and the value of the liabilities attributable to the shares of each class of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

        b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Registration Statement. The value of the assets and liabilities attributable to the shares of each class of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

        c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

        d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

        e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent (including but not limited to the obligation of the Acquired Fund, to the extent and subject to the limitations set forth in the Master Trust Agreement of the Kobrick Trust, to indemnify the Trustees of the Kobrick Trust in their capacity as such Trustees, the amount of which obligation is hereby limited to an amount equal to the aggregate net asset value of the Merger Shares as of the Valuation Time, it being understood that such obligation shall in no way be extinguished, reduced or otherwise affected by the termination of the legal existence of the Kobrick Trust), in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise.

     5.   Expenses, Fees, etc.

        a. Except as otherwise provided in this Section 5, CDC IXIS Asset Management North America, L.P. ("CDC"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchases or sale of portfolio securities;
     and provided further that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of
     Section 851 of the Code.

        b. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of CDC IXIS Asset Management Services Company, as of the close of business on November 16, 2001, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. Meeting of Shareholders; Dissolution.

        a. The Kobrick Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

        b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Kobrick Trust's Master Trust Agreement in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

        c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

        a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the Kobrick Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since March 31, 2001 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of March 31, 2001 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

        b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Kobrick Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

        c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the Kobrick Trust's independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund
     (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended September 30, 2001 and for any taxable year or period beginning on October 1, 2001 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

        d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        e. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) the Kobrick Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Master Trust Agreement and By-Laws of the Kobrick Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Kobrick Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Kobrick Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the CDC Nvest Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Kobrick Trust and the Acquired Fund enforceable against the Kobrick Trust and the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
     (iii) the Kobrick Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Kobrick Trust's Master Trust Agreement or By-Laws, or any provision of any agreement known to such counsel to which the Kobrick Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which the Kobrick Trust or the Acquired Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Kobrick Trust's Master Trust Agreement, By-Laws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the Kobrick Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Kobrick Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Kobrick Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Kobrick Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquired
     Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

        f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
     (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section

     381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

        h. That the Kobrick Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        i. That all actions taken by the Kobrick Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray.

        j. [That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code), computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on September 30, 2001 and for any taxable year or period beginning on October 1, 2001 and ending on or prior to the Exchange Date.] [This bracketed subsection does not apply to the Growth Fund Acquisition or the Capital Fund Acquisition.]

        k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Kobrick Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

        l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

        m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

        n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

        o. That the Acquiring Fund shall have received from the Kobrick Trust's independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

        p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

        q. That the Acquiring Fund shall have received an opinion of Ropes & Gray with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

        r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the CDC Nvest Trust or the Acquiring Fund, threatened by the Commission.

     9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

        a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the CDC Nvest Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since September 30, 2001 other than changes occurring in the ordinary course of business.

        b. That the CDC Nvest Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund (including but not limited to the obligation of the Acquired Fund, to the extent and subject to the limitations set forth in the Master Trust Agreement of the Kobrick Trust, to indemnify the Trustees of the Kobrick Trust in their capacity as such Trustees, the amount of which obligation is limited to an amount equal to the aggregate net asset value of the Merger Shares as of the Valuation Time, it being understood that such obligation shall in no way be extinguished, reduced or otherwise affected by the termination of the legal existence of the Kobrick Trust).

        c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the CDC Nvest Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

        d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

        e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) the CDC Nvest Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the CDC Nvest Trust; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and (other than as described in the Registration Statement) nonassessable shares of beneficial interest of the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the CDC Nvest Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Kobrick Trust on behalf of the Acquired Fund, is a valid and binding obligation of the CDC Nvest Trust and the Acquiring Fund enforceable against the CDC Nvest Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the CDC Nvest Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the CDC Nvest Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the CDC Nvest Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the CDC Nvest Trust's Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the CDC Nvest Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the CDC Nvest Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the CDC Nvest Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the CDC Nvest Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Registration Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

        f. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

        g. That all actions taken by the CDC Nvest Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

        h. That the CDC Nvest Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

        j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the CDC Nvest Trust or the Acquiring Fund, threatened by the Commission.

        k. That the Acquired Fund shall have received an opinion of Ropes & Gray with respect to the matters specified in Section 8(f) of this Agreement, and such other matters as the Acquired Fund may deem necessary or desirable

        l. That the CDC Trust shall have (i) obtained such insurance coverage as is necessary to ensure that the Trustees of the Kobrick Trust are covered by liability insurance as if such Kobrick Trustees were Trustees of the CDC Nvest Trust as of the Exchange Date, and (ii) obtained "tail" liability insurance with an aggregate coverage amount of $5 million and a deductible of $500,000 covering claims that may be made against the Trustees and the officers of the Kobrick Trust in their capacity as such Trustees or officers, as the case may be, for a period of six years following the Exchange Date.


     10. Trustee Insurance. The CDC Nvest Trust shall, for a period of six years after the Exchange Date, (i) take such steps as are necessary to ensure that the Trustees of the Kobrick Trust who are Trustees as of August 10, 2001 are covered by liability insurance as if such Kobrick Trust Trustees were Trustees of the CDC Nvest Trust during such period and (ii) maintain the "tail" insurance referred to in clause (ii) of Section 9.l hereto.

     11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Kobrick Trust or the

CDC Nvest Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

     13. Covenants, etc. Deemed Material; No Survival of Representations. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf. The representations of the parties set forth in Sections 1 and 2 of this Agreement shall not survive the closing of the transactions contemplated by this Agreement.

     14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [INSERT NAME OF ACQUIRING FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     16.  Declaration of Trust.

        a. A copy of the Agreement and Declaration of Trust of the CDC Nvest Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the CDC Nvest Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the CDC Nvest Trust individually but are binding only upon the assets and property of the Acquiring Fund.

        b. A copy of the Master Trust Agreement of the Kobrick Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Kobrick Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Kobrick Trust individually but are binding only upon the assets and property of the Acquired Fund.


                  CDC KOBRICK INVESTMENT TRUST,
                  on behalf of its ____________________ Fund

                  By:___________________________
                  Name:
                  Title:

                  CDC NVEST FUNDS TRUST I,
                  on behalf of its _________________ Fund

                  By:___________________________
                  Name:
                  Title:


Agreed and accepted as to Section 5 only:

CDC IXIS ASSET MANAGEMENT NORTH AMERICA, L.P.

By:___________________________
Name:
Title:

                                                                      APPENDIX C

                           ACQUIRING FUND INFORMATION

                             INVESTING IN THE FUNDS
                             ----------------------

CHOOSING A SHARE CLASS

Each Fund offers Classes A, B, C and Y shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

CLASS A SHARES

     o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

     o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

     o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.

CLASS B SHARES

     o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

     o  You pay higher annual expenses than Class A shares.

     o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are Calculated."

     o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

     o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a

     o charge on redemption if you redeem these shares within 1 year of purchase.

CLASS C SHARES

     o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

     o  You pay higher annual expenses than Class A shares.

     o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

     o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

     o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

CLASS Y SHARES

     o You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

     o You pay lower annual expenses than Classes A, B and C shares, giving you the potential for higher returns per share.

Other than receipt of Class Y shares of the Acquiring Funds in an Acquisition, Class Y shares may be purchased only by the following entities at the following investment minimums.

There is no initial or subsequent investment minimum for:

     o RETIREMENT PLANS (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

     o INSURANCE COMPANY ACCOUNTS of New England Financial, Metropolitan Life Insurance Company ("MetLife") or its affiliates.

     o  SEPARATE ACCOUNTS of New England Financial, MetLife or its affiliates.

     o WRAP FEE PROGRAMS of certain broker-dealers not being paid by the Funds, CDC IXIS Advisers or CDC IXIS Distributors. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same net asset value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

     o CERTAIN INDIVIDUAL RETIREMENT ACCOUNTS if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     o DEFERRED COMPENSATION PLAN ACCOUNTS of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

     o SERVICE ACCOUNTS through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and should contact such parties regarding information about such fees.

The minimum initial investment is $1 million and the minimum for each subsequent investment is $10,000 for:

     o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

HOW SALES CHARGES ARE CALCULATED
--------------------------------

CLASS A SHARES

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

                                               Class A Sales Charges
Your Investment             As a % of offering price   As a % of your investment
Less than  -  $  50,000             5.75%                      6.10%
$  50,000  -  $  99,999             4.50%                      4.71%
$ 100,000  -  $ 249,999             3.50%                      3.63%
$ 250,000  -  $ 499,999             2.50%                      2.56%
$ 500,000  -  $ 999,999             2.00%                      2.04%
$1,000,000 or more*                 0.00%                      0.00%

* For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the

     Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

CLASS B SHARES

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. For purposes of calculating the CDSC of Acquiring Fund shares acquired in an Acquisition, such shares will be treated as having been purchased as of the date your corresponding Acquired Fund shares were purchased. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                Class B Contingent Deferred Sales Charges
                -----------------------------------------
        Year Since Purchase                CDSC on Shares Being Sold
                1st                                  5.00%
                2nd                                  4.00%
                3rd                                  3.00%
                4th                                  3.00%
                5th                                  2.00%
                6th                                  1.00%
             Thereafter                              0.00%

CLASS C SHARES

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

                Class C Contingent Deferred Sales Charges
                -----------------------------------------
        Year Since Purchase                CDSC on Shares Being Sold
                1st                                  1.00%
             Thereafter                              0.00%
Accounts established in other CDC Nvest Funds prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

CLASS Y SHARES

Class Y Shares are not subject to any front-end sales charge or CDSC.

HOW THE CDSC IS APPLIED TO YOUR SHARES

The CDSC is a sales charge you pay when your redeem certain Fund shares. The
CDSC:

     o  is calculated based on the number of shares you are selling;

     o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

     o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

     o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

     o  increases in net asset value above the purchase price; or

     o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

EXCHANGES INTO SHARES OF THE MONEY MARKET FUNDS

If you exchange shares of a Fund into shares of CDC Nvest Cash Management Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each a "Money Market Fund" and, together the Money Market Funds), the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

WAYS TO REDUCE OR ELIMINATE SALES CHARGES
-----------------------------------------

CLASS A OR C SHARES

REDUCING SALES CHARGES

There are several ways you can lower your sales charge for Class A shares utilizing the chart under "How Sales Charges Are Calculated", including:

     o LETTER OF INTENT - allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

     o COMBINING ACCOUNTS - allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to CDC IXIS Distributors.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

ELIMINATING SALES CHARGES AND CDSC

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

     o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

     o Selling brokers, sales representatives or other intermediaries under arrangements with the CDC IXIS Distributors;

     o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

     o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

     o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

     o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund; and

     o Accounts open as of October 31, 1999 that became Class A shareholders of the relevant Acquired Fund (and will become Class A shareholders of the relevant Acquiring Fund) will not subject to applicable sales charges and may exchange into Class A shares of another CDC Nvest Fund without imposition of a sales charge.

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A or Class C shares of the Funds (WITHOUT PAYING A FRONT-END SALES CHARGE) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the CDC IXIS Distributors will rebate the amount of the CDSC charged on the redemption.

CLASSES A, B OR C SHARES

ELIMINATING THE CDSC

As long as the CDC IXIS Distributors is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

     o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

     o  to make payments through a systematic withdrawal plan; or

     o  due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

                      BUYING, SELLING AND EXCHANGING SHARES
                      -------------------------------------

                                  BUYING SHARES
                                  -------------

                               OPENING AN ACCOUNT         ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT DEALER
                            o  Call your investment     o  Call your investment
                               investment dealer for       investment dealer for
                               information.                information.

BY MAIL
                            o  Make out a check in      o  Make out a check in
                               U.S. dollars for the        U.S. dollars for the
                               investment amount,          investment amount,
                               payable to "CDC Nvest       payable to "CDC Nvest
                               Funds." Third party         Funds." Third party
                               checks and "starter"        checks and "starter"
                               checks will not be          checks will not be
                               accepted.                   accepted.

                            o  Mail the check with      o  Fill out the
                               your completed              detachable investment
                               application to CDC          slip from an account
                               Nvest Funds, P.O. Box       statement. If no slip
                               8551, Boston, MA            is available, include
                               02266-8551.                 with the check a
                                                           letter specifying
                                                           the Fund name, your
                                                           class of shares,
                                                           your account number
                                                           and the registered
                                                           account name(s). To
                                                           make investing even
                                                           easier, you can
                                                           order more investment
                                                           slips by calling
                                                           800-225-5478.

BY EXCHANGE
                            o  The exchange must        o  The exchange must
                               be for a minimum of         be for a minimum of
                               $1,000 or for all of        $1,000 or for all of
                               your shares.                your shares.
                            o  Obtain a current         o  Call your investment
                               prospectus for the Fund     dealer or CDC Nvest
                               into which you are          Funds at 800-225-5478
                               exchanging by calling       or visit
                               your investment dealer      www.cdcnvestfunds.com
                               or CDC Nvest Funds at       to request an
                               800-225-5478.               exchange.
                            o  Call your investment    o   See the section
                               dealer or CDC Nvest         entitled "Exchanging
                               Funds to request an         Shares" for more
                               exchange.                   details.
                            o  See the section
                               entitled "Exchanging
                               Shares." for more
                               details.
BY WIRE
                            o  Call CDC Nvest           o  Visit www.cdcnvest
                               Funds at 800-225-5478       funds.com to add
                               to obtain an account        shares to your
                               number and wire             account by wire.
                               transfer instructions.
                               Your bank may charge
                               you for such a
                               transfer.
                                                        o  Instruct your bank
                                                           to transfer funds
                                                           to State Street
                                                           Bank & Trust
                                                           Company, ABA#
                                                           011000028, DDA#
                                                           99011538.

                                                        o  Specify the Fund
                                                           name, your class of
                                                           shares, your
                                                           account number and
                                                           the registered
                                                           account name(s).
                                                           Your bank may
                                                           charge you for such
                                                           a transfer.

AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER (CLASSES A, B AND C SHARES ONLY)
                            o  Indicate on your         o  Please call CDC
                               application that you        Nvest Funds at
                               would like to begin an      800-225-5478 for a
                               automatic investment        Service Options Form.
                               plan through                A signature guarantee
                               Investment Builder and      may be required to
                               the amount of the           add this privilege.
                               monthly investment
                               ($25 minimum).
                            o  Send a check marked      o  See the section
                               "Void" or a deposit         entitled "Additional
                               slip from your bank         Investor Services."
                               account along with
                               your application.

THROUGH AUTOMATED CLEARING HOUSE ("ACH")
                            o  Ask your bank or         o  Call CDC Nvest
                               credit union whether        Funds at 800-225-5478
                               it is a member of the       or visit
                               ACH system.                 www.cdcnvestfunds.com
                                                           to add shares to your
                                                           account through ACH.
                            o  Complete the "Bank       o  If you have not
                               Information" section        signed up for the ACH
                               on your account             system, please call
                               application.                CDC Nvest Funds for a
                                                           Service Options Form.
                                                           A signature guarantee
                                                           may be required to
                                                           add this privilege.
                            o  Mail your completed
                               application to CDC
                               Nvest Funds, P.O. Box
                               8551, Boston, MA
                               02266-8551.

                                 SELLING SHARES
                                 --------------

                       TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

THROUGH YOUR INVESTMENT DEALER
                            o   Call your investment dealer for information.

BY MAIL
                            o Write a letter to request a redemption specifying the name of your Fund, your class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
                            o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                            o Mail your request by REGULAR mail to CDC Nvest Funds, P.O. Box 8551, Boston, MA 02266-8551, or by REGISTERED, EXPRESS OR CERTIFIED mail to CDC Nvest Funds, 66 Brooks Drive, Braintree, MA 02184.
                            o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received in good order. You may also choose to redeem by wire or through ACH (see below).

BY EXCHANGE
                            o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
                            o  Call CDC Nvest Funds or visit
                               www.cdcnvestfunds.com to request an exchange.
                            o See the section entitled "Exchanging Shares" for more details.

BY WIRE
                            o Fill out the "Bank Information" section on your account application.
                            o Call CDC Nvest Funds at 800-225-5478, visit www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                            o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

THROUGH AUTOMATED CLEARING HOUSE
                            o Ask your bank or credit union whether it is a member of the ACH system.
                            o Complete the "Bank Information" section on your account application.
                            o If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                            o  Call CDC Nvest Funds or visit
                               www.cdcnvestfunds.com to request a redemption through this system.
                            o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

BY SYSTEMATIC WITHDRAWAL PLAN (CLASSES A, B AND C SHARES ONLY)
                            o   Please refer to the section entitled "Additional
                               Investor Services" or call CDC Nvest Funds at 800-225-5478 or your financial representative for information.
                            o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

BY TELEPHONE
                            o You may receive your proceeds by mail, by wire or through ACH (see above).
                            o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

SELLING SHARES IN WRITING
-------------------------

 If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

     o  your address of record has been changed within the past 30 days;

     o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or
     o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public CANNOT provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

     o  a financial representative or securities dealer;

     o  a federal savings bank, cooperative, or other type of bank;

     o  a savings and loan or other thrift institution;

     o  a credit union; or

     o  a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirement for other account types.

SELLER (ACCOUNT TYPE)                      REQUIREMENTS FOR WRITTEN REQUESTS

INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP,    o   The request must include the
UGMA/UTMA (MINOR ACCOUNTS)                     signatures of all persons
                                               authorized to sign, including
                                               title, if applicable.
                                           o   Signature guarantee, if
                                               applicable (see above).

CORPORATE OR ASSOCIATION ACCOUNTS          o   The request must include the
                                               signatures of all persons
                                               authorized to sign, including
                                               title.

OWNERS OR TRUSTEES OF TRUST ACCOUNTS       o   The request must include the
                                               signatures of all trustees
                                               authorized to sign, including
                                               title.
                                           o   If the names of the trustees are
                                               not registered on the account,
                                               please provide a copy of the
                                               trust document certified within
                                               the past 60 days.
                                           o   Signature guarantee, if
                                               applicable (see above).

JOINT TENANCY WHOSE CO-TENANTS ARE         o   The request must include the
DECEASED                                       signatures of all surviving
                                               tenants of the account.
                                           o   Copy of the death certificate.
                                           o   Signature guarantee if proceeds
                                               check is issued to other than the
                                               surviving tenants.

POWER OF ATTORNEY (POA)                    o   The request must include the
                                               signatures of the
                                               attorney-in-fact, indicating
                                               such title.
                                           o   A signature guarantee.
                                           o   Certified copy of the POA
                                               document stating it is still in
                                               full force and effect, specifying
                                               the exact Fund and account
                                               number, and certified within 30
                                               days of receipt of instructions.*

QUALIFIED RETIREMENT BENEFIT PLANS         o   The request must include the
(EXCEPT CDC NVEST FUNDS PROTOTYPE              signatures of all those
DOCUMENTS)                                     authorized  to sign, including
                                               title.
                                           o   Signature guarantee, if
                                               applicable (see above).

EXECUTORS OF ESTATES, ADMINISTRATORS,      o   The request must include the
GUARDIANS, CONSERVATORS                        signatures of all those autho-
                                               rized to sign, including capacity
                                           o   A signature guarantee.
                                           o   Certified copy of court document
                                               where signer derives authority,
                                               e.g.: Letters of Administration,
                                               Conservatorship, Letters
                                               Testamentary.*

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)      o   Additional documentation and
                                               distribution forms are required.

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

EXCHANGING SHARES
-----------------

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). Class Y shares may also exchange into Class A shares of the Money Market Funds. The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the CDC Nvest Fund or Money Market Fund may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------

PURCHASE AND EXCHANGE RESTRICTIONS

Although a Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and CDC IXIS Distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and CDC IXIS Distributors reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

SELLING RESTRICTIONS

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                Situation
-----------                                ---------
The Fund may suspend the right of          o   When the New York Stock Exchange
redemption or postpone payment for             (the "Exchange") is closed (other
more  7 days:                                  than a weekend/holiday)
                                           o   During an emergency
                                           o   Any other period permitted by
                                               the SEC
--------------------------------------------------------------------------------
The Fund reserves the right to suspend     o   With a notice of a dispute
account services or refuse transaction         between registered owners
requests:                                  o   With suspicion/evidence of a
                                               fraudulent act
--------------------------------------------------------------------------------
The Fund may pay the redemption price in   o   When it is detrimental for the
whole or in part by a distribution in          Fund to make cash payments as
kind of readily marketable securities in       determined in the sole discretion
lieu of cash or may take up to 7 days to       of the adviser or subadviser
pay a redemption request in order to raise
capital:
--------------------------------------------------------------------------------
The Fund may withhold redemption proceeds  o   When redemptions are made within
until the check or funds have cleared:         10 calendar days of purchase by
                                               check or ACH of the shares being
                                               redeemed

Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

SMALL ACCOUNT REDEMPTION

When the Fund account falls below a set minimum (currently $1,000 as set by the Board of Trustees), the Fund may close your account and send you the proceeds. You will have 60 days after being notified of the Fund's intention to close your account to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

                           HOW FUND SHARES ARE PRICED
                           --------------------------

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

NET ASSET VALUE =  TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS -
                                           LIABILITIES
                   ------------------------------------------------------------
                                   NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:

     o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Fund shares will not be priced on the days on which the Exchange is closed for trading.

     o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

     o Requests received by CDC IXIS Distributors after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by CDC IXIS Distributors before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

     o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, CDC IXIS Distributors may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to CDC IXIS Distributors or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price on the non-U.S. exchange, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Funds' Board of Trustees at the close of regular trading on the Exchange.

OPTIONS -- last sale price, or if not available, last offering price.

FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Funds' Board of Trustees.

ALL OTHER SECURITIES -- fair market value as determined by CDC IXIS Advisers under the direction of the Funds' Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Funds' Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

                           DIVIDENDS AND DISTRIBUTIONS
                           ---------------------------

Each Acquiring Fund generally distributes most or all of its net investment income annually in the form of dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Funds' Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

     o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply.

        For more information about this program, see the section entitled "Additional Investor Services."

     o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

     o  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                                TAX CONSEQUENCES
                                ----------------
Each Acquiring Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify as a "regulated investment company" and does not expect to pay any federal income tax on net investment income and net capital gain distributed to shareholders.

Distributions derived from short-term capital gains, i.e., gains from investments that the Fund held for one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period and other requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of gains from investments that the Fund held for more than one year and that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gains, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you will be treated as described above whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you as described above even if they are paid from income or gains earned by the Fund before your investment in the Fund was made (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

A Fund's investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect the shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign law.

The Star Growth Fund may invest in REITs. REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the Star Growth Fund) would be reduced by any corporate taxes payable by the REIT.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or a Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

                       COMPENSATION TO SECURITIES DEALERS
                       ----------------------------------
As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Classes A, B and C shares of the Funds each pay an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. CDC IXIS Distributors retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares. Class Y shares do not pay any 12b-1 fees.

CDC IXIS Distributors may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by CDC IXIS Distributors relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See Appendix A to the Statement of Additional Information of this Prospectus/Proxy Statement for more details.

Additional Investor Services
----------------------------

RETIREMENT PLANS

CDC Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or a Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or a Money Market Fund, please read its prospectus carefully.

AUTOMATIC EXCHANGE PLAN

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC NVEST FUNDS WEB SITE

Visit us at WWW.CDCNVESTFUNDS.COM to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

ELECTRONIC MAIL DELIVERY

This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

Please note that not all of these programs are available for all classes of shares.

                                                                      APPENDIX D
                                                                      ----------

SHARES OUTSTANDING AND OWNERSHIP INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH ACQUIRED FUND AND SHARES
------------------------------------------------------------------------
OUTSTANDING OF EACH ACQUIRING FUND.
-----------------------------------

      As of August 31, 2001, the number of shares of Kobrick Growth Fund, Kobrick Capital Fund and Kobrick Emerging Growth Fund outstanding was as follows:

ACQUIRED FUND                            CLASS    NUMBER OF SHARES OUTSTANDING
-------------                            -----    ----------------------------
Kobrick Growth Fund                         A                2,326,672.48
                                            B                1,919,254.66
                                            C                  302,297.89
                                            Y                   99,578.18

Kobrick Capital Fund                        A                4,998,922.15
                                            B                3,965,906.68
                                            C                  602,135.54
                                            Y                   86,141.38

Kobrick Emerging Growth Fund                A                2,563,204.13
                                            B                1,838,521.42
                                            C                  347,710.35
                                            Y                    5,285.14



The Acquiring Funds have not issued any shares and therefore have no information to report.

OWNERSHIP OF SHARES
-------------------

      As of August 31, 2001, (i) the Trustees and officers of CDC Kobrick Investment Trust, as a group, owned less than one percent of each Acquired Fund,
(ii) the Trustees and officers of CDC Nvest Funds Trust I, as a group, owned no shares of Large Cap Growth Fund, and (iii) the Trustees and officers of CDC Nvest Funds Trust I, as a group, owned no shares of CDC Nvest Star Growth Fund.

As of August 31, 2001, the following shareholders of record that owned 5% or more of the outstanding noted class of shares of the noted Acquired Fund.*


                                                                       PERCENTAGE OF
                                                                         OUTSTANDING
                                                      PERCENTAGE OF    SHARES OF CLASS
                                                          SHARES         OWNED UPON
                                                         OF CLASS       CONSUMMATION
FUND AND CLASS                         SHARES OWNED    OUTSTANDING      OF MERGER**
--------------                         ------------    -----------      -----------
KOBRICK GROWTH FUND
CLASS A
MLPF&S For the Sole Benefit of          304,026.459       13.06%           13.06%
It's Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484

KOBRICK GROWTH FUND
CLASS B
MLPF&S For the Sole Benefit of          147,162.814        7.66%            7.66%
It's Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484

KOBRICK GROWTH FUND
CLASS C
MLPF&S For the Sole Benefit of          150,060.467       49.59%           49.59%
It's Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484


                                      D-2

                                                                       PERCENTAGE OF
                                                                         OUTSTANDING
                                                      PERCENTAGE OF    SHARES OF CLASS
                                                          SHARES         OWNED UPON
                                                         OF CLASS       CONSUMMATION
FUND AND CLASS                         SHARES OWNED    OUTSTANDING      OF MERGER**
--------------                         ------------    -----------      -----------

KOBRICK GROWTH FUND
CLASS Y
New England Life                         51,877.898       51.15%           51.15%
Insurance Comp
C/O INV Accounting
ATTN Bill Shar
501 Boylston St
Boston, MA 02116-3769

Chase Manhattan Bank Directed            43,364.853       42.76%           42.76%
Trustee for MetLife Defined
Contribution Group
4 New York Plz
New York, NY 10004-2413

KOBRICK CAPITAL FUND***
CLASS A
MLPF&S For the Sole Benefit of          645,950.150      12.91%            8.08%
It's Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484

KOBRICK CAPITAL FUND***
CLASS B
MLPF&S For the Sole Benefit of          244,505.266       6.16%            4.00%
It's Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484

KOBRICK CAPITAL FUND***
CLASS C
MLPF&S For the Sole Benefit of It's      199,119.088      32.90%           19.74%
Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484


                                      D-3

                                                                       PERCENTAGE OF
                                                                         OUTSTANDING
                                                      PERCENTAGE OF    SHARES OF CLASS
                                                          SHARES         OWNED UPON
                                                         OF CLASS       CONSUMMATION
FUND AND CLASS                         SHARES OWNED    OUTSTANDING      OF MERGER**
--------------                         ------------    -----------      -----------

KOBRICK CAPITAL FUND***
CLASS Y
Chase Manhattan Bank Directed            48,845.014       57.69%           52.91%
Trustee for MetLife Defined
Contribution Group
4 New York Plz
New York, NY 10004-2413

KOBRICK EMERGING
GROWTH FUND
CLASS A
MLPF&S For the Sole Benefit of          464,603.224       18.10%            6.79%
It's  Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484

Charles Schwab & Company                153,908.328        6.00%            2.25%
Special Custody Account for the
Exclusive Benefit of Customers
ATTN: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

KOBRICK EMERGING
GROWTH FUND
CLASS C
MLPF&S For the Sole Benefit of           74,673.250       21.38%            8.66%
It's  Customers
ATTN: Fund Administration
4800 Deer Lake Dr East, 2nd FL
Jacksonville, FL 32246-6484



                                      D-4

                                                                       PERCENTAGE OF
                                                                         OUTSTANDING
                                                      PERCENTAGE OF    SHARES OF CLASS
                                                          SHARES         OWNED UPON
                                                         OF CLASS       CONSUMMATION
FUND AND CLASS                         SHARES OWNED    OUTSTANDING      OF MERGER**
--------------                         ------------    -----------      -----------

KOBRICK EMERGING
GROWTH FUND
CLASS Y
Charles Schwab & Company                  5,139.243       97.24%            6.50%
Special Custody Account for the
Exclusive Benefit of Customers
ATTN: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

* The Acquiring Funds have not issued any shares and therefore have no information to report.
** The column captioned "Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger" assumes the Merger was consummated on August 31, 2001, and is for informational purposes only. No assurance can be given as to how many shares of the relevant Acquiring Fund will be received by the shareholders of each Acquired Fund on the actual date the Merger takes place and the foregoing should not be relied upon to reflect the number of shares of the relevant Acquiring Fund that actually will be received on or after such date.
*** As of August 31, 2001, the Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-2052 owned of record 2,444,216.370 shares of the Kobrick Capital Fund in the aggregate which constituted 25.2357% of the Kobrick Capital Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Donaldson Lufkin Jenrette Securities Corporation.

                                                                      APPENDIX E
                                                                      ----------

                                 CAPITALIZATION

The following tables show on an unaudited basis the capitalization of each of the Acquired Funds and each of the Acquiring Funds as of July 31, 2001, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Funds by the relevant Acquiring Fund at net asset value as of the date:

1. Kobrick Growth Fund - Large Cap Growth Fund
   --------------------------------------------
                                                           CDC NVEST LARGE
                                                           CAP GROWTH FUND
                                   KOBRICK                   PRO FORMA
                                 GROWTH FUND                 COMBINED*
                               ----------------         -------------------
CLASS A
Net asset value                  $36,115,455.55             $36,115,455.55
Shares outstanding                 2,408,281.65               2,408,281.65
Net asset value per share                $15.00                     $15.00

CLASS B
Net asset value                  $29,288,659.81             $29,288,659.81
Shares outstanding                 1,978,523.48               1,978,523.48
Net asset value per shares               $14.80                     $14.80

CLASS C
Net asset value                   $4,925,107.00              $4,925,107.00
Shares outstanding                   332,704.93                 332,704.93
Net asset value per share                $14.80                     $14.80

CLASS Y
Net asset value                   $1,533,454.13              $1,533,454.13
Shares outstanding                   101,742.46                 101,742.46
Net Asset value per share                $15.07                     $15.07

* Because the CDC Nvest Large Cap Growth Fund has not commenced operations, its pro forma capitalization information is the same as that of the Kobrick Growth Fund.

2.  Kobrick Capital & Kobrick Emerging Growth Fund - CDC Nvest Star Growth Fund
    ----------------------------------------------------------------------------


                                                                          CDC NVEST
                                                                         STAR GROWTH
                                      KOBRICK                                FUND
                     KOBRICK          EMERGING          PRO FORMA         PRO FORMA
                   CAPITAL FUND     GROWTH FUND       ADJUSTMENTS*       COMBINED**
                  -------------    -------------    ----------------    ------------
CLASS A
Net asset value  $48,818,824.97   $28,808,950.76               N/A     $77,627,775.73
Shares
outstanding        5,254,515.98     2,689,195.95        411,875.18       8,355,587.10
Net asset value
per share                 $9.29           $10.71               N/A              $9.29

CLASS B
Net asset value  $37,649,298.79   $20,311,520.96               N/A     $57,960,819.75
Shares
outstanding        4,101,699.50     1,916,562.04        296,021.95       6,314,283.48
Net asset value
per shares                $9.18           $10.60               N/A              $9.18

CLASS C
Net asset value   $6,103,946.84    $4,028,719.39               N/A     $10,132,666.23
Shares
outstanding          664,832.77       380,352.12         58,506.20       1,103,691.09
Net asset value
per share                 $9.18           $10.59               N/A              $9.18

CLASS Y
Net asset value     $883,293.06       $64,795.24               N/A        $948,088.30
Shares
outstanding           94,647.45         6,021.51            923.32         101,592.28
Net Asset value
per share                 $9.33           $10.76               N/A              $9.33

* Unamortized organization costs as of the date of each Acquisition will be reimbursed to the Fund by CDC NA.

** The CDC Nvest Star Growth Fund has not yet commenced operations.

                                                                      APPENDIX F
                                                                      ----------

                   FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The financial highlights tables are intended to help you understand each Acquired Fund's financial performance since the Fund's commencement of operations. Certain information reflects financial results for a single Acquired Fund share. The total returns in each table represent the return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than the information for the period ending March 31, 2001) has been audited by PricewaterhouseCoopers LLP, independent accountants. Each Acquired Fund's financial statements are incorporated by reference in the Statement of Additional Information, which is available without charge upon request as described at the beginning of this Prospectus/Proxy Statement.


                                 [SEE NEXT PAGE]

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       INCOME (LOSS) FROM INVESTMENT
                       -----------------------------
                                OPERATIONS:                           LESS DISTRIBUTIONS:
                                ----------                            -------------------
                                         NET
                   NET                 REALIZED
                  ASSET                  AND                DIVIDENDS
                  VALUE,     NET     UNREALIZED                FROM    DISTRIBUTIONS
                BEGINNING INVESTMENT     GAIN    TOTAL FROM    NET       FROM NET
KOBRICK          OF THE     INCOME    (LOSS) ON  INVESTMENT INVESTMENT   REALIZED        TOTAL
CAPITAL FUND     PERIOD    (LOSS)(c) INVESTMENTS OPERATIONS   INCOME   CAPITAL GAINS DISTRIBUTIONS
------------    --------- ---------- ----------- ---------- ---------- ------------- -------------
CLASS A
 3/31/2001
 (Unaudited)(i)  $19.05     $(0.03)  $ (9.68)     $ (9.71)    $_____     $ _____        $ _____
 9/30/2000        17.21      (0.14)     4.35(g)      4.21      _____      (2.37)         (2.37)
 9/30/1999        10.71      (0.18)     6.68         6.50      _____       _____          _____
 12/31/1997(a)
 through
 9/30/1998        10.00      (0.13)     0.84         0.71      _____       _____          _____
CLASS B
 3/31/2001
 (Unaudited)(i)   18.92      (0.07)    (9.60)       (9.67)     _____       _____          _____
 10/29/1999(a
 through
 9/30/2000        15.64      (0.24)     3.52(g)      3.28      _____       _____          _____
CLASS C
 3/31/2001
 (Unaudited)(i)   18.93      (0.07)    (9.61)       (9.68)     _____       _____          _____
 10/29/1999(a
 through
 9/30/2000        15.64      (0.24)     3.54(g)      3.29      _____       _____          _____
CLASS Y
 3/31/2001
 (Unaudited)(i)   19.09      (0.02)    (9.70)       (9.72)     _____       _____          _____
 10/29/1999(a)
 through
 9/30/2000        15.64      (0.08)     3.53(g)      3.45      _____       _____          _____

                                                 RATIOS TO AVERAGE NET ASSETS:
                                                 -----------------------------
                NET ASSET                              EXPENSES     NET
                 VALUE,          NET ASSETS             AFTER    INVESTMENT
                 END OF   TOTAL    END OF              EXPENSE     INCOME   PORTFOLIO
KOBRICK           THE     RETURN THE PERIOD EXPENSES  REDUCTIONS   (LOSS)   TURNOVER
CAPITAL FUND     PERIOD   (%)(b)   (000)    (%)(d)(e) (%)(d)(e)    (%)(d)   RATE (%)
------------    --------- ------ ---------- --------- ---------- ---------- ---------
CLASS A
 3/31/2001
 (Unaudited)(i)  $ 9.34   (50.97) $ 58,077    1.50     1.47(f)     (0.40)       868
 9/30/2000        19.05    27.99   193,897    1.51     1.48(f)     (0.67)     1,320
 9/30/1999        17.21    60.69   102,879    1.75     1.75        (1.09)       778
 12/31/1997(a)
 through
 9/30/1998        10.71     7.10    27,463    1.75     1.75        (1.38)       350
CLASS B
 3/31/2001
 (Unaudited)(i)    9.25   (51.11)   40,638    2.25     2.22(f)     (1.12)       868
 10/29/1999(a)
 through
 9/30/2000        18.92    20.97    89,645    2.25     2.21(f)     (1.29)     1,320
CLASS C
 3/31/2001
 (Unaudited)(i)    9.25   (51.14)    7,269    2.25     2.22(f)     (1.12)       868
 10/29/1999(a)
 through
 9/30/2000        18.93    21.04    16,247    2.25     2.21(f)     (1.32)     1,320
CLASS Y
 3/31/2001
 (Unaudited)(i)    9.37   (50.92)    1,306    1.25     1.22(f)     (0.29)       868
 10/29/1999(a)
 through
 9/30/2000        19.09    22.06    25,721    1.25     1.22(f)     (0.43)     1,320

                (a) Commencement of operations.                            (f) The Fund has entered into agreements with
                (b) A sales charge for Class A and Class C shares              certain brokers whereby the brokers rebate a
                    and a contingent deferred sales charge for Class B         portion of brokerage commissions. The rebated
                    and Class C shares are not reflected in total return       commissions are used to reduce operating expenses
                    calculations. Had certain expenses not been reduced        of the Fund.
                    during the periods shown, total returns would have     (g) Amount shown for a share outstanding does not
                    been lower. Periods less than one year are not             correspond with the net realized and unrealized
                    annualized.                                                gain (loss) on investments due to the timing of
                (c) Calculated using the average shares outstanding            sales and repurchases of Fund shares in relation to
                    during the period.                                         fluctuating market values of the investments of the
                (d) Computed on an annualized basis for periods                Fund.
                    less than one year.                                    (h) Amount is less than $0.01.
                (e) Kobrick Funds LLC agreed to reimburse a portion        (i) For the six months ended March 31, 2001.
                    of the Fund's expenses during the periods shown.
                    Without these reimbursements, expense ratios would
                    have been higher.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                       INCOME (LOSS) FROM INVESTMENT
                       -----------------------------
                                OPERATIONS:                          LESS DISTRIBUTIONS:
                                ----------                           -------------------
                                         NET
                   NET                 REALIZED
                  ASSET                  AND                DIVIDENDS
                  VALUE,     NET     UNREALIZED                FROM    DISTRIBUTIONS
KOBRICK         BEGINNING INVESTMENT     GAIN    TOTAL FROM    NET       FROM NET
EMERGING         OF THE     INCOME    (LOSS) ON  INVESTMENT INVESTMENT   REALIZED        TOTAL
GROWTH FUND      PERIOD    (LOSS)(c) INVESTMENTS OPERATIONS   INCOME   CAPITAL GAINS DISTRIBUTIONS
------------    --------- ---------- ----------- ---------- ---------- ------------- -------------
CLASS A
 3/31/2001
 (Unaudited)(i)  $19.45     $(0.04)   $(8.93)      $(8.97)    $_____      $_____         $_____
 9/30/2000        16.54      (0.15)     5.77         5.62      _____      (2.71)         (2.71)
 9/30/1999        10.14      (0.18)     6.58         6.40      _____       _____          _____
 12/31/1997(a)
 through
 9/30/1998        10.00      (0.11)     0.25(g)      0.14      _____       _____          _____
CLASS B
 3/31/2001
 (Unaudited)(i)   19.34      (0.09)    (8.86)       (8.95)     _____       _____          _____
 10/29/1999(a)
 through
 9/30/2000        15.19      (0.25)     4.40         4.15      _____       _____          _____
CLASS C
 3/31/2001
 (Unaudited)(i)   19.34      (0.09)    (8.86)       (8.95)     _____       _____          _____
 10/29/1999(a)
 through
 9/30/2000        15.19      (0.26)     4.41         4.15      _____       _____          _____
CLASS Y
 3/31/2001
 (Unaudited)(i)   19.49       0.03     (8.97)       (9.00)     _____       _____          _____
 10/29/1999(a)
 through
 9/30/2000        15.19      (0.07)     4.37         4.30      _____       _____          _____


                                                 RATIOS TO AVERAGE NET ASSETS:
                                                 -----------------------------
                NET ASSET                              EXPENSES     NET
                 VALUE,          NET ASSETS             AFTER    INVESTMENT
KOBRICK          END OF   TOTAL    END OF              EXPENSE     INCOME   PORTFOLIO
EMERGING          THE     RETURN THE PERIOD EXPENSES  REDUCTIONS   (LOSS)   TURNOVER
GROWTH FUND      PERIOD   (%)(b)   (000)    (%)(d)(e) (%)(d)(e)    (%)(d)   RATE (%)
------------    --------- ------ ---------- --------- ---------- ---------- ---------
CLASS A
 3/31/2001
 (Unaudited)(i)  $10.48   (46.12)   31,479    1.50     1.47(f)     (0.54)       449
 9/30/2000        19.45    39.24   111,658    1.51     1.51(f)     (0.73)       678
 9/30/1999        16.54    63.12    52,175    1.75     1.75        (1.24)       442
 12/31/1997(a)
 through
 9/30/1998        10.14     1.40    18,330    1.75     1.75        (1.16)       287
CLASS B
 3/31/2001
 (Unaudited)(i)   10.39   (46.28)   21,275    2.25     2.23(f)     (1.24)       449
 10/29/1999(a)
 through
 9/30/2000        19.34    27.32    41,601    2.25     2.25(f)     (1.37)       678
CLASS C
 3/31/2001
 (Unaudited)(i)   10.39   (46.28)    4,568    2.25     2.23(f)     (1.25)       449
 10/29/1999(a)
 through
 9/30/2000        19.34    27.32     9,804    2.25     2.25(f)     (1.38)       678
CLASS Y
 3/31/2001
 (Unaudited)(i)   10.49   (46.18)       66    1.25     1.23(f)     (0.34)       449
 10/29/1999(a)
 through
 9/30/2000        19.49    28.31     3,944    1.25     1.25(f)     (0.37)       678

                (a) Commencement of operations.                            (f) The Fund has entered into agreements with
                (b) A sales charge for Class A and Class C shares              certain brokers whereby the brokers rebate a portion
                    and a contingent deferred sales charge for Class B         of brokerage commissions. The rebated commissions
                    and Class C shares are not reflected in total return       are used to reduce operating expenses of the Fund.
                    calculations. Had certain expenses not been reduced    (g) Amount shown for a share outstanding does not
                    during the periods shown, total returns would have         correspond with the net realized and unrealized gain
                    been lower. Periods less than one year are not             (loss) on investments due to the timing of sales and
                    annualized.                                                repurchases of Fund shares in relation to
                (c) Calculated using the average shares                        fluctuating market values of the investments of the
                    outstanding during the period.                             Fund.
                (d) Computed on an annualized basis for periods            (h) Amount is less than $0.01.
                    less than one year.                                    (i) For the six months ended March 31, 2001.
                (e) Kobrick Funds LLC agreed to reimburse a portion of the
                    Fund's expenses during the periods shown. Without these
                    reimbursements, expense ratios would have been higher.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      INCOME (LOSS) FROM INVESTMENT
                      -----------------------------
                               OPERATIONS:                           LESS DISTRIBUTIONS:
                               ----------                            -------------------
                                         NET
                   NET                REALIZED
                  ASSET                  AND                DIVIDENDS
                  VALUE,     NET     UNREALIZED                FROM    DISTRIBUTIONS
                BEGINNING INVESTMENT     GAIN    TOTAL FROM    NET       FROM NET
KOBRICK          OF THE     INCOME    (LOSS) ON  INVESTMENT INVESTMENT   REALIZED        TOTAL
GROWTH FUND      PERIOD    (LOSS)(c) INVESTMENTS OPERATIONS   INCOME   CAPITAL GAINS DISTRIBUTIONS
------------    --------- ---------- ----------- ---------- ---------- ------------- -------------
CLASS A
3/31/2001
(Unaudited)(i)   $21.67      (0.01)   $(5.76)      $(5.77)   $_____       $(1.36)       $(1.36)
9/30/2000         15.41      (0.13)     6.39         6.26     _____        _____         _____
9/30/1999         10.32      (0.08)     5.17(g)      5.09      0.00(h)     _____          0.00
9/01/1998(a)
through
9/30/1998         10.00       0.00(h)   0.32         0.32     _____        _____         _____
CLASS B
3/31/2001
(Unaudited)(i)    21.53      (0.08)    (5.70)       (5.78)    _____        (1.36)        (1.36)
10/29/1999(a)
through
9/30/2000         16.21      (0.26)     5.58         5.32     _____        _____         _____
CLASS C
3/31/2001
(Unaudited)(i)    21.54      (0.08)    (5.70)       (5.78)    _____        (1.36)        (1.36)
10/29/1999(a)
through
9/30/2000         16.21      (0.26)     5.59         5.33     _____        _____         _____
CLASS Y
3/31/2001
(Unaudited)(i)    21.73       0.01     (5.77)       (5.76)    _____        (1.36)        (1.36)
10/29/1999(a)
through
9/30/2000         16.21      (0.06)     5.58         5.52     _____        _____         _____


                                                 RATIOS TO AVERAGE NET ASSETS:
                                                 -----------------------------
                NET ASSET                              EXPENSES     NET
                 VALUE,          NET ASSETS             AFTER    INVESTMENT
                 END OF   TOTAL    END OF              EXPENSE     INCOME   PORTFOLIO
KOBRICK           THE     RETURN THE PERIOD EXPENSES  REDUCTIONS   (LOSS)   TURNOVER
GROWTH FUND      PERIOD   (%)(b)   (000)    (%)(d)(e) (%)(d)(e)    (%)(d)   RATE (%)
------------    --------- ------ ---------- --------- ---------- ---------- ---------
CLASS A
3/31/2001
(Unaudited)(i)   $14.54   (27.77) $ 37,339    1.40     1.13(f)     (0.16)       509
9/30/2000         21.67    40.62   103,087    1.40     1.29(f)     (0.62)       826
9/30/1999         15.41    49.35    46,827    1.40     1.40        (0.55)       632
9/01/1998(a)
through
9/30/1998         10.32     3.20     1,054    1.40     1.40         0.32         11
CLASS B
3/31/2001
(Unaudited)(i)    14.39   (28.01)   30,286    2.15     1.88(f)     (0.84)       509
10/29/1999(a)
through
9/30/2000         21.53    32.82    35,680    2.15     1.99(f)     (1.30)       826
CLASS C
3/31/2001
(Unaudited)(i)    14.40   (28.01)    5,501    2.15     1.88(f)     (0.85)       509
10/29/1999(a)
through
9/30/2000         21.54    32.88     6,546    2.15     2.01(f)     (1.32)       826
CLASS Y
3/31/2001
(Unaudited)(i)    14.61   (27.64)    1,670    1.15     0.88(f)      0.15        509
10/29/1999(a)
through
9/30/2000         21.73    34.05     1,746    1.15     0.95(f)     (0.28)       826

                (a) Commencement of operations.                            (f) The Fund has entered into agreements with
                (b) A sales charge for Class A and Class C shares              certain brokers whereby the brokers rebate a
                    and a contingent deferred sales charge for Class B         portion of brokerage commissions. The rebated
                    and Class C shares are not reflected in total return       commissions are used to reduce operating expenses
                    calculations. Had certain expenses not been reduced        of the Fund.
                    during the periods shown, total returns would have     (g) Amount shown for a share outstanding does not
                    been lower. Periods less than one year are not             correspond with the net realized and unrealized
                    annualized.                                                gain (loss) on investments due to the timing of
                (c) Calculated using the average shares outstanding            sales and repurchases of Fund shares in relation to
                    during the period.                                         fluctuating market values of the investments of the
                (d) Computed on an annualized basis for periods                Fund.
                    less than one year.                                    (h) Amount is less than $0.01.
                (e) Kobrick Funds LLC agreed to reimburse a portion        (i) For the six months ended March 31, 2001.
                    of the Fund's expenses during the periods shown.
                    Without these reimbursements, expense ratios would
                    have been higher.

                             CDC NVEST FUNDS TRUST I
                             -----------------------
                         CDC Nvest Large Cap Growth Fund
                           CDC Nvest Star Growth Fund

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 17, 2001

         This Statement of Additional Information (the "SAI") relates to (i) the proposed acquisition of the Kobrick Growth Fund by the CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund"), (ii) the proposed acquisition of the Kobrick Capital Fund by the CDC Nvest Star Growth Fund (the "Star Growth Fund"), and (iii) the proposed acquisition of the Kobrick Emerging Growth Fund (together with the Kobrick Growth Fund and the Kobrick Capital Fund, the "Acquired Funds") by the Star Growth Fund (together with the Large Cap Growth Fund, the "Acquiring Funds"). Each Acquiring Fund is a diversified fund of CDC Nvest Funds Trust I ("CDC Trust I"), a registered open-end management investment company that currently offers 12 funds. The Acquired Funds are series of CDC Kobrick Investment Trust ("Kobrick Trust").

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated September 17, 2001 (the "Prospectus/Proxy Statement") of the Acquiring Funds which relates to the proposed acquisitions. As described in the Prospectus/Proxy Statement, the proposed acquisitions would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the respective Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. Each Acquired Fund would then distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to CDC Nvest Funds at 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.

                                Table of Contents

I.       Additional Information About the Acquiring Funds and the Acquired Funds.........................3

II.      Financial Statements............................................................................3
         A.       Incorporation by Reference.............................................................3
         B.       Unaudited Pro Forma Combined Financial Statements......................................3

Appendix A--Additional Information About the Acquiring Funds...........................................A-1
         Investment Restrictions.......................................................................A-1
         Fund Charges and Expenses.....................................................................A-2
         Ownership of Fund Shares......................................................................A-3
         Miscellaneous Investment Practices............................................................A-4
         Management of the Trust......................................................................A-20
         Portfolio Transactions and Brokerage.........................................................A-31
         Description of the Trust and Ownership of Shares.............................................A-35
         Portfolio Turnover...........................................................................A-37
         How to Buy Shares............................................................................A-38
         Net Asset Value and Public Offering Price....................................................A-38
         Reduced Sales Charges........................................................................A-39
         Shareholder Services.........................................................................A-42
         Redemptions..................................................................................A-48
         Standard Performance Measures................................................................A-50
         Income Dividends, Capital Gain Distributions and Tax Status..................................A-54

I.      Additional Information About the Acquiring Funds and the Acquired Funds.
        -----------------------------------------------------------------------

         Additional information about the Acquiring Funds is set forth in Appendix A to this SAI.

         This SAI incorporates by reference the Statement of Additional Information of the Kobrick Trust dated February 1, 2001, as supplemented (the "Kobrick Trust SAI"). The Kobrick Trust SAI, which accompanies this SAI, has been filed with the Securities and Exchange Commission and contains additional information about the Acquired Funds.

II.     Financial Statements.
        --------------------

        A. Incorporation by Reference: This SAI is accompanied by the Annual Report to shareholders of the Kobrick Trust for the year ended September 30, 2000, including the report of PricewaterhouseCoopers LLP contained therein. The Annual Report, which is incorporated herein by reference, contains historical financial information regarding the Acquired Funds and has been filed with the Securities and Exchange Commission.

         This SAI is also accompanied by the Semi-Annual Report to shareholders of the Kobrick Trust for the period ended March 31, 2001. The Semi-Annual Report, which is incorporated herein by reference, contains unaudited historical information regarding the Acquired Funds and has been filed with the Securities and Exchange Commission.

         As the Acquiring Funds have not yet commenced operations, Annual or Semi-Annual Reports are not available for the Acquiring Funds.

        B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Star Growth Fund, relating to the proposed acquisitions of the Kobrick Capital and Kobrick Emerging Growth Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of each Acquired Fund contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

         As the Large Cap Growth Fund's operations will commence with the acquisition of the Kobrick Growth Fund, pro forma combined financial statements relating to the proposed acquisition have not been prepared.


                                              CDC NVEST STAR GROWTH FUND
                          PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                                 AS OF MARCH 31, 2001
                                                     (UNAUDITED)

                                        KOBRICK            KOBRICK                PRO                    PRO
                                        CAPITAL         EMERGING GROWTH          FORMA                  FORMA
                                         FUND                FUND              ADJUSTMENTS             COMBINED
                                   ------------------  ------------------   ------------------   ------------------
    ASSETS
    Investments, at value             $  106,081,245      $   59,586,136           $        -       $  165,667,381
    Cash                                         511                 800                    -                1,311
    Receivable for securities             31,949,612          11,657,799                    -           43,607,411
    sold
    Unamortized organization costs            13,535              13,531              (27,066)                   -
    Other assets                           2,308,793           2,803,454               27,066            5,139,313

                                   ------------------  ------------------   ------------------   ------------------
    TOTAL ASSETS                         140,353,696          74,061,720                    -          214,415,416
                                   ------------------  ------------------   ------------------   ------------------

    LIABILITIES
    Payable for securities                30,816,534          13,755,701                    -           44,572,235
    purchased
    Other liabilities                      2,247,051           2,917,751                    -            5,164,802

                                   ------------------  ------------------   ------------------   ------------------
    TOTAL LIABILITIES                     33,063,585          16,673,452                    -           49,737,037
                                   ------------------  ------------------   ------------------   ------------------
    TOTAL NET ASSETS                  $  107,290,111      $   57,388,268           $        -       $  164,678,379
                                   ==================  ==================   ==================   ==================


    NET ASSETS
    Class A                           $   58,077,087      $   31,479,033                             $   89,556,120
    Class B                           $   40,638,045      $   21,274,618                             $   61,912,663
    Class C                           $    7,268,891      $    4,568,399                             $   11,837,290
    Class Y                           $    1,306,088      $       66,218                             $    1,372,306
    SHARES OUTSTANDING
    Class A                                6,219,410           3,004,172              366,882             9,590,464
    Class B                                4,394,676           2,047,962              252,716             6,695,354
    Class C                                  786,014             439,896               54,103             1,280,013
    Class Y                                  139,381               6,310                  757               146,448
    NET ASSET VALUE PER SHARE
    Class A                           $         9.34      $        10.48                             $         9.34
    Class B                           $         9.25      $        10.39                             $         9.25
    Class C                           $         9.25      $        10.39                             $         9.25
    Class Y                           $         9.37      $        10.49                             $         9.37




                                      PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
                                       FOR THE TWELVE MONTH PERIOD ENDING MARCH 31, 2001
                                                          (UNAUDITED)

                                                          KOBRICK             KOBRICK              PRO                PRO
                                                          CAPITAL         EMERGING GROWTH         FORMA              FORMA
                                                            FUND               FUND             ADJUSTMENTS         COMBINED
                                                      -----------------  -----------------   -----------------  -----------------
INVESTMENT INCOME:
  Dividend income                                       $     972,361     $     273,355          $         -     $    1,245,716
  Interest income                                           1,652,140           794,311                    -          2,446,451
  Securities Lending Income                                   192,490           193,190                    -            385,680
                                                      -----------------  -----------------   -----------------  -----------------
Total Investment Income                                     2,816,991         1,260,856                    -          4,077,847
                                                      -----------------  -----------------   -----------------  -----------------
Expenses:
  Investment advisory fees                                  2,694,284         1,360,833                    -          4,055,117
 Service fees - Class A                                       414,196           227,661                    -            641,857
 Service and distribution - Class B                           724,399           335,765                    -          1,060,164
 Service and distribution - Class C                           129,580            78,714                    -            208,294
 Transfer agent fees - Classes A,B & C                        741,919           379,755               193,784         1,315,458
 Transfer agent fees - Class Y                                 16,038             2,929                    -             18,967
 Trustees' fees and expenses                                   34,648            16,639               (22,833)           28,454
Accounting & administration                                   133,775            79,227               (38,801)          174,201
Custodian                                                     115,260            97,326               129,861           342,447
 Other expenses                                               195,511           141,334               (32,873)          303,972
                                                      -----------------  -----------------   -----------------  -----------------
Total expenses before waivers/reductions                    5,199,610         2,720,183               229,138         8,148,931
                                                      -----------------  -----------------   -----------------  -----------------
 Less other reductions                                       (123,444)          (19,694)                   -           (143,138)
 Less waiver                                                 (564,059)         (377,003)             (265,605)       (1,206,667)
                                                      -----------------  -----------------   -----------------  -----------------
Net expenses                                                4,512,107         2,323,486               (36,467)        6,799,126
                                                      -----------------  -----------------   -----------------  -----------------
Net investment income/(loss)                               (1,695,116)       (1,062,630)               36,467        (2,721,279)
                                                      -----------------  -----------------   -----------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) from investments              (228,725,622)      (96,476,592)                   -       (325,202,214)
  Net unrealized appreciation (depreciation) of           (13,704,688)       (8,491,529)                   -        (22,196,217)
investments
                                                      -----------------  -----------------   -----------------  -----------------
  Net realized and unrealized gain (loss) on             (242,430,310)     (104,968,121)                   -       (347,398,431)
investments
                                                      -----------------  -----------------   -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $ (244,125,426)   $ (106,030,751)              $36,467    $ (350,119,710)
                                                      =================  =================   =================  =================


                                        PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                                    AS OF MARCH 31, 2001
                                                          (UNAUDITED)

                                                  PAR VALUE/SHARES                              MARKET VALUE
                                   ------------------------------------------      --------------------------------------------
                                                      KOBRICK                                       KOBRICK
                                     KOBRICK      EMERGING GROWTH    PRO FORMA       KOBRICK     EMERGING GROWTH    PRO FORMA
            DESCRIPTION           CAPITAL FUND         FUND           COMBINED     CAPITAL FUND       FUND           COMBINED
----------------------------------------------    ----------------  ----------     ------------- --------------    -----------
REPURCHASE AGREEMENTS             $ 6,221,000     $ 5,677,000     $ 11,898,000        $6,221,000    $ 5,677,000   $ 11,898,000
                                                                                                                --------------

COMMON STOCKS
ALUMINUM
Century Aluminum Co.                                   41,500           41,500                          664,000        664,000
                                                                                                    -----------  -------------

BANKS-MAJOR REGIONAL
Washington Mutual, Inc.                21,500                           21,500         1,177,125                     1,177,125
                                                                                  --------------                --------------

BROADCAST MEDIA

Radio One, Inc.                                        71,300           71,300                       1,252,206       1,252,206
                                                                                                  ------------  --------------

CHEMICALS
Airgas, Inc.                                          179,000          179,000                        1,410,520      1,410,520
Air Products & Chemicals, Inc.         43,900                           43,900         1,685,760                     1,685,760
Praxair, Inc.                          30,300                           30,300         1,352,895                     1,352,895
Rohm & Haas Co.                        34,600          27,400           62,000         1,066,026        844,194      1,910,220
                                                                                  --------------    -----------  -------------
                                                                                       4,104,681      2,254,714      6,359,395
                                                                                  --------------    -----------  -------------

CHEMICALS-DIVERSIFIED
Olin Corp.                             81,000          43,200          124,200         1,651,590        880,848      2,532,438
                                                                                  --------------    -----------  -------------

CHEMICALS-SPECIALTY
Ecolab, Inc.                           42,600                           42,600         1,807,092                     1,807,092
Sigma-Aldrich Corp.                    66,100          28,800           94,900         3,164,537      1,378,800      4,543,337
                                                                                  --------------    -----------  -------------
                                                                                       4,971,629                     6,350,429
                                                                                  --------------                 -------------

COMPUTERS-SOFTWARE & SERVICES
EarthLink, Inc.                        94,900          76,000          170,900         1,150,663        921,500      2,072,163
                                                                                  --------------    -----------  -------------




                                                  PAR VALUE/SHARES                              MARKET VALUE
                                     --------------------------------------       -----------------------------------------
                                                      KOBRICK                                       KOBRICK
                                     KOBRICK      EMERGING GROWTH   PRO FORMA        KOBRICK     EMERGING GROWTH    PRO FORMA
            DESCRIPTION           CAPITAL FUND         FUND          COMBINED      CAPITAL FUND      FUND            COMBINED
----------------------------------------------    ----------------  ---------      ------------- ---------------    ----------
CONSUMER FINANCE
American Express Co.                   28,000                           28,000         1,156,400                     1,156,400
Countrywide Credit Industries, Inc.    72,100                           72,100         3,558,135                     3,558,135
Radian Group, Inc.                     53,300          24,000           77,300         3,611,075      1,626,000      5,237,075
                                                                                   -------------                 -------------
                                                                                       8,325,610                     9,951,610
                                                                                   -------------                 -------------

CONSUMER-JEWELRY/NOVELTY/GIFTS
Oakley, Inc.                                           47,500           47,500                          844,075        844,075
                                                                                                  -------------  -------------

CONTAINERS & PACKAGING
Ivex Packaging                                         27,300           27,300                          375,375        375,375
                                                                                                  -------------  -------------

ELECTRIC COMPANIES
Calpine Corp.                          42,300                           42,300         2,329,461                     2,329,461
Constellation Energy Group             54,700                           54,700         2,412,270                     2,412,270
                                                                                   -------------                 -------------
                                                                                       4,741,731                     4,741,731
                                                                                   -------------                 -------------

FOOTWEAR
Reebok International, Ltd.            129,200          69,100          198,300         3,211,912      1,717,826      4,929,738
Skechers U.S.A., Inc.                  46,400          37,000           83,400         1,113,600        888,000      2,001,600
                                                                                   -------------  -------------  -------------
                                                                                       4,325,512      2,605,826      6,931,338
                                                                                   -------------  -------------  -------------

GAMING & LOTTERY
Argosy Gaming Corp.                                    21,400           21,400                          558,540        558,540
Harrahs Entertainment, Inc.            74,500          39,600          114,100         2,192,535      1,165,428      3,357,963
                                                                                   -------------  -------------  -------------
                                                                                                      1,723,968      3,916,503
                                                                                                  -------------  -------------

HEALTHCARE-DRUGS
Priority Healthcare Corp.                              31,700           31,700                        1,196,675      1,196,675
                                                                                                  -------------  -------------

HEALTHCARE-DRUGS GENERIC
King Pharmaceuticals, Inc.             40,200                           40,200         1,638,150                     1,638,150
                                                                                   -------------                 -------------

HEALTHCARE-DRUGS MAJOR
Biovail Corp.                          47,800                           47,800         1,727,014                     1,727,014
                                                                                   -------------                 -------------


                                                  PAR VALUE/SHARES                              MARKET VALUE
                                     -----------------------------------------     -------------------------------------------
                                                      KOBRICK                                       KOBRICK
                                     KOBRICK      EMERGING GROWTH    PRO FORMA       KOBRICK     EMERGING GROWTH    PRO FORMA
            DESCRIPTION           CAPITAL FUND         FUND           COMBINED     CAPITAL FUND       FUND           COMBINED
----------------------------------------------    ----------------  ----------     ------------- ---------------    ----------
HEALTHCARE-MEDICAL PRODUCTS & SUPPLIES
Beckman Coulter, Inc.                  44,800              32,400       77,200         1,751,232      1,266,516      3,017,748
Becton, Dickinson & Co.                83,400                           83,400         2,945,688                     2,945,688
Cooper Companies.                                          12,500       12,500                          591,875        591,875
DENTSPLY International, Inc.           36,800              11,900       48,700         1,343,200        434,350      1,777,550
Henry Schein, Inc.                     40,800              21,800       62,600         1,499,400        801,150      2,300,550
Patterson Dental Co.                   26,600              14,200       40,800           817,950        436,650      1,254,600
Sola International, Inc.                                   46,000       46,000                          414,460        414,460
St. Jude Medical, Inc.                 30,500               8,000       38,500         1,642,425        430,800      2,073,225
                                                                                   -------------  -------------  -------------
                                                                                       9,999,895      4,375,801     14,375,696
                                                                                   -------------  -------------  -------------

HOMEBUILDING
Centex Corp.                           67,500              35,900      103,400         2,811,375      1,495,235      4,306,610
D.R. Horton, Inc.                     106,700              57,100      163,800         2,256,705      1,207,665      3,464,370
Lennar Corp.                           41,500              37,500       79,000         1,654,190      1,494,750      3,148,940
M.D.C. Holdings, Inc.                  27,000              32,100       59,100         1,062,450      1,263,135      2,325,585
Pulte Corp.                            38,100              38,600       76,700         1,539,621      1,559,826      3,099,447
Toll Brothers, Inc.                    27,900              29,800       57,700         1,074,150      1,147,300      2,221,450
                                                                                   -------------  -------------  -------------
                                                                                      10,398,491      8,167,911     18,566,402
                                                                                   -------------  -------------  -------------

HOUSEHOLD FURNITURE & APPLIANCES
Ethan Allen Interiors, Inc.                                16,800       16,800                          567,504        567,504
                                                                                                  -------------  -------------

LEISURE TIME PRODUCTS
Mattel, Inc.                           90,000                           90,000         1,596,600                     1,596,600
                                                                                   -------------                 -------------

LODGING-HOTELS
Carnival Corp.                         43,700                           43,700         1,209,179                     1,209,179
                                                                                   -------------                 -------------

OIL & GAS-EXPLORATION & PRODUCTION
Spinnaker Exploration Co.                                  21,000       21,000                          917,700        917,700
                                                                                                  -------------  -------------

POWER PRODUCERS
NRG Energy, Inc.                       53,100                           53,100         1,932,840                     1,932,840
                                                                                      -------------                 -------------


                                                  PAR VALUE/SHARES                              MARKET VALUE
                                     ----------------------------------------      -------------------------------------------
                                                      KOBRICK                                       KOBRICK
                                     KOBRICK      EMERGING GROWTH   PRO FORMA       KOBRICK      EMERGING GROWTH    PRO FORMA
            DESCRIPTION           CAPITAL FUND         FUND          COMBINED      CAPITAL FUND      FUND            COMBINED
----------------------------------------------    ----------------  ---------      ------------- ---------------    ----------
PUBLISHING
Houghton Mifflin Co.                    17,900         12,700          30,600            823,579        584,327      1,407,906
                                                                                   -------------  -------------  -------------

RESTAURANTS
Applebee's International, Inc.          65,700         51,900         117,600          2,344,669      1,852,181      4,196,850
Krispy Kreme Doughnuts, Inc.            21,200         43,400          64,600            763,200      1,562,400      2,325,600
Rare Hospitality International, Inc.    91,100         76,000         167,100          2,266,112      1,890,500      4,156,612
Ruby Tuesday, Inc.                      56,200         76,200         132,400          1,102,082      1,494,282      2,596,364
Tricon Global Restaurants, Inc.         56,100                         56,100          2,142,459                     2,142,459
                                                                                   -------------  -------------  -------------
                                                                                       8,618,522      6,799,363     15,417,885
                                                                                   -------------  -------------  -------------

RETAIL-SPECIALTY
Bed Bath & Beyond, Inc.                 65,700                         65,700          1,613,756                     1,613,756
Tweeter Home Entertainment Group, Inc. 109,000        125,400         234,400          2,118,688      2,437,463      4,556,151
Williams-Sonoma, Inc.                   39,200         48,400          87,600          1,029,000      1,270,500      2,299,500
                                                                                   -------------  -------------  -------------
                                                                                       4,761,444      3,707,963      8,469,407
                                                                                   -------------  -------------  -------------

RETAIL-SPECIALTY APPAREL
Abercrombie & Fitch Co.                 47,700                         47,700          1,559,790                     1,559,790
American Eagle Outfitters, Inc.         76,200         40,400         116,600          2,190,750      1,161,500      3,352,250
AnnTaylor Stores Corp.                  58,500         41,600         100,100          1,553,175      1,104,480      2,657,655
Chico's FAS                                            44,100          44,100                         1,447,031      1,447,031
Hot Topic, Inc.                         81,000         56,200         137,200          2,268,000      1,573,600      3,841,600
Pacific Sunwear of California, Inc.     20,200         29,800          50,000            555,500        819,500      1,375,000
Ross Stores, Inc.                       89,100         47,600         136,700          1,670,625        892,500      2,563,125
TJX Companies, Inc.                     52,700                         52,700          1,686,400                     1,686,400
                                                                                   -------------  -------------  -------------
                                                                                      11,484,240      6,998,611     18,482,851
                                                                                   -------------  -------------  -------------

SAVINGS & LOAN
Downey Financial                                       16,000          16,000                           724,800        724,800
Golden State Bancorp, Inc.              79,900         42,800         122,700          2,227,612      1,193,264      3,420,876
Golden West Financial Corp.             19,200                         19,200          1,246,080                     1,246,080
                                                                                   -------------  -------------  -------------
                                                                                       3,473,692      1,918,064      5,391,756
                                                                                   -------------  -------------  -------------


                                                  PAR VALUE/SHARES                              MARKET VALUE
                                     ----------------------------------------      -------------------------------------------
                                                      KOBRICK                                       KOBRICK
                                     KOBRICK      EMERGING GROWTH   PRO FORMA        KOBRICK     EMERGING GROWTH    PRO FORMA
            DESCRIPTION           CAPITAL FUND         FUND          COMBINED      CAPITAL FUND      FUND            COMBINED
----------------------------------------------    ----------------  ---------      ------------- ---------------    ----------
SEMICONDUCTOR-ELECTRONICS
Agere Systems, Inc.                    30,400                           30,400           187,872                       187,872
                                                                                   -------------                 -------------
SERVICES-COMMERCIAL & CONSUMER
Cendant Corp.                         253,400                          253,400         3,697,106                     3,697,106
                                                                                   -------------                 -------------
TEXTILES-APPAREL
Jones Apparel Group, Inc.             101,300          48,600          149,900         3,829,140      1,837,080      5,666,220
Tommy Hilfiger Corp.                  143,300         102,500          245,800         1,841,405      1,317,125      3,158,530
                                                                                   -------------  -------------  -------------
                                                                                       5,670,545      3,154,205      8,824,750
                                                                                   -------------  -------------  -------------
TRUCKERS
Forward Air Corp.                                      30,400           30,400                          993,700        993,700
                                                                                                  -------------  -------------
TOTAL COMMON STOCKS
                                                                                   $  99,860,245   $ 53,909,136  $ 153,769,381
                                                                                   -------------  -------------  -------------
TOTAL INVESTMENT PORTFOLIO                                                         $ 106,081,245   $ 59,586,136  $ 165,667,381
OTHER ASSETS LESS LIABILITIES                                                          1,208,866    (2,197,868)      (989,002)
                                                                                   -------------  -------------  -------------
TOTAL NET ASSETS                                                                   $ 107,290,111   $ 57,388,268  $ 164,678,379
                                                                                   =============  =============  =============

         The Capital Fund invests in equity securities of companies of all sizes and capitalization ranges. The Emerging Growth Fund invests primarily in equity securities of emerging growth companies. The Acquiring Fund uses a multi-manager approach to equity investing in which the investment portfolio of each of the Acquiring Fund's four segments is managed by a different subadviser. The Acquiring Fund consists of a large-cap segment, a mid-cap segment, a small-cap segment and a multi-cap segment as described in Appendix A-2 of the Prospectus/Proxy Statement. As part of the Reorganizations, the Acquiring Fund will gradually sell or otherwise dispose of a number of securities held by the two Acquired Funds in order to re-align the assets of the two Acquired Funds into four segments. The selection of securities for disposition will depend on market conditions, investment outlook of the Acquiring Fund's subadvisers and the composition of the Acquired Funds' portfolio at such time.

CDC NVEST STAR GROWTH FUND
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2001

BASIS OF PRESENTATION:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of Kobrick Capital Fund ("Capital") and Kobrick Emerging Growth Fund ("Emerging") (collectively the "Acquired Funds"), each a series of CDC Kobrick Investment Trust, the CDC Nvest Star Growth Fund (the "Acquiring Fund"), a series of the CDC Nvest Funds Trust I, would acquire all the assets of the Acquired Funds in exchange for newly issued shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds followed by a distribution of the Merger Shares to the shareholders of the Acquired Funds.

As a result of the proposed transaction, the Acquired Funds will receive a number of Class A, Class B, Class C and Class Y shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Funds being transferred and attributable to the Class A, Class B, Class C and Class Y shares of the Acquired Funds. Following the transfer, each Class A, Class B, Class C and Class Y share of the Acquired Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C or Class Y Merger Shares of the Acquiring Fund equal in value, as of the close of business on the day of the exchange, to the value of the shareholder's Class A, Class B, Class C or Class Y Acquired Funds shares.

The pro forma financial statements reflect the combined financial position of the Acquired Funds with the Acquiring Fund at March 31, 2001, and the pro forma combined results of operations for the period from April 1, 2000 to March 31, 2001, as though the reorganization had occurred on April 1, 2000.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

PRO FORMA ADJUSTMENTS:

The pro forma combined Statement of Assets and Liabilities reflects the reclassification of capital for the Acquired Funds into shares of beneficial interest of the Acquiring Fund. In addition, unamortized organizational costs as of March 31, 2001 were written-off. CDC IXIS Asset Management Advisers, L.P. will reimburse the amount written-off.

The pro forma combined Statement of Operations reflects the following adjustments:

Accounting and administration, Classes A, B and C transfer agent fees and custodial fees have been restated to reflect current fees.

Certain other expenses including trustees, audit and tax fees have been reduced reflective of the savings expected to arise from the transaction.

APPENDIX A--ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
------------------------------------------------------------

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the CDC Nvest Large Cap Growth Fund and the CDC Nvest Star Growth Fund (together, the "Funds"). The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus/Proxy Statement will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

CDC NVEST LARGE CAP GROWTH FUND AND CDC NVEST STAR GROWTH FUND
Each of CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund") and CDC Nvest Star Growth Fund (the "Star Growth Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of the Fund's total assets (based on current value) would then be invested in securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities (as defined in the 1940 Act);

*(2) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of its total assets (taken at current value) would be invested in any one industry;

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute senior securities under the 1940 Act;

*(4) Borrow money, except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 ?% of its total assets taken at cost;

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(6) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;

*(9) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

[dagger](10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

        Restrictions (3) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (the "SEC"). Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

--------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

--------------------------------------------------------------------------------

ADVISORY FEES


         CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Large Cap Growth and Star Growth Funds and to provide a range of administrative services to the Funds. For the services described in the advisory agreements, each such Fund has agreed to pay CDC IXIS Asset Management Advisers a gross advisory fee at the annual rate set forth in the following table, which fees may be reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to any subadvisory agreement:

                            Advisory fee payable by Fund to CDC IXIS Asset
       Fund                            Management Advisers
                       (as a percentage of average daily net assets of the Fund)
---------------------  ---------------------------------------------------------

Large Cap Growth Fund                       0.90%


Star Growth Fund                            1.00%*

*CDC IXIS Asset Management Advisers has agreed to waive a portion of its advisory fee for the Star Growth Fund so that the advisory fee rate does not exceed 0.90% through April 30, 2003.

         Each of the advisory agreements for the Large Cap Growth and Star Growth Funds provides that CDC IXIS Asset Management Advisers may delegate its responsibilities thereunder to other parties. CDC IXIS Asset Management Advisers has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to one or more subadviser(s). The subadviser of the Large Cap Growth Fund is Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM"); and the subadvisers of the Star Growth Fund are VNSM, RS Investment Management, L.P. ("RSIM'), Westpeak Global Advisors, L.P. ("Westpeak") and Morgan Stanley Investments, L.P. ("Morgan Stanley").

For the services described in the subadvisory agreements, each such Fund has agreed to pay its respective subadviser a subadvisory fee at the annual rate set forth in the following table:

                                          Subadvisory fee payable to subadviser
                                              (as a percentage of average
             Fund          Subadviser         daily net assets of the Fund)
             ----          ----------         -----------------------------


Star Growth Fund
                           VNSM               0.60%


                           RSIM 0.65% of the first $200 million 0.55% of the next $100 million 0.50% of amounts in excess of
                                                $300 million

                           Westpeak 0.50% of the first $25 million 0.40% of the next $75 million
                                              0.35% of the next $100 million
                                              0.30% of amounts in excess of
                                                $200 million

                           Morgan Stanley     0.65% of the first $150 million
                                              0.55% of amounts in excess of
                                                $150 million

Large Cap Growth Fund      VNSM               0.50%


         CDC IXIS Asset Management Advisers has given a binding undertaking to the Funds to reduce each Fund's fees and, if necessary, to bear certain expenses related to operating each Fund in order to limit each Fund's expenses to an annual rate of 1.40%, 2.15%, 2.15% and 1.15% of the average daily net assets of Classes A, B, C and Y shares, respectively, for the CDC Nvest Large Cap Growth Fund and 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets of Classes A, B, C and Y shares, respectively, for the CDC Nvest Star Growth Fund. These undertakings are in effect until April 30, 2003 and will be reevaluated on an annual basis thereafter.

--------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

--------------------------------------------------------------------------------

         As of August 31, 2001, no shares of the Funds had been issued.

--------------------------------------------------------------------------------

                       MISCELLANEOUS INVESTMENT PRACTICES

--------------------------------------------------------------------------------

         The following is a list of certain investment practices in which each Fund may engage as SECONDARY investment strategies. A Fund's primary strategies are detailed in the Prospectus/Proxy Statement.

LARGE CAP GROWTH FUND                               STAR GROWTH FUND
---------------------                               ----------------

Various Equity Securities                           Various Equity Securities
IPOs                                                IPOs
Convertible Securities                              Corporate Fixed-Income Securities
Corporate Fixed-Income Securities                      (investment grade)
   (investment grade)                               Lower Quality Fixed-Income Securities
U.S. Government Securities                          U.S. Government Securities
Mortgage-Related Securities                         Mortgage-Related Securities
Asset-Backed Securities                             Asset-Backed Securities
Collateralized Mortgage Obligations ("CMOs")        Collateralized Mortgage Obligations ("CMOs")
"Stripped" Securities                               "Stripped" Securities
When-Issued Securities                              Zero-Coupon Securities; Pay-in-Kind;
Repurchase Agreements                                  Step Coupon Securities
Reverse Repurchase Agreements                       When-Issued Securities
Foreign Securities (Equity                          Repurchase Agreements
   Securities, Depositary                           Reverse Repurchase Agreements
   Receipts)                                        Foreign Securities (Equity
Foreign Currency Hedging Transactions                  Securities, Supranational Agencies,
Securities of Emerging Markets                         Securities of Emerging Markets
Futures, Options and Swap Contracts                    Depositary Receipts)
Short Sales                                         Foreign Currency Hedging And Speculation Transactions
Illiquid Securities -- Rule 144A Securities and     Privatizations
   Section 4(2) Commercial Paper                    Investments in Other Investment Companies
   (liquidity determination required)               Futures, Options and Swap Contracts
Money Market Instruments                            Short Sales
                                                    Illiquid Securities -- Rule 144A Securities and Section
                                                    4(2)
                                                       Commercial Paper (liquidity determination required)
                                                    Money Market Instruments
                                                    Short-term Trading



         The following is a description of the various investment practices in which a Fund may engage, whether as a primary or secondary strategy and a summary of certain attendant risks:

Equity Securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small

Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

     [diamond] Small Companies - The Funds may invest in companies with relatively small market capitalization. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalization therefore may fluctuate more widely than market averages.

     [diamond] Warrants - The Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

     [diamond] Real estate investment trusts (REITs) - The Star Growth Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. The Star Growth Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

Initial Public Offerings. The Funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. Although the Funds will make diligent efforts to research a company prior to purchasing IPO securities, including reviewing the company's prospectus, there is no guarantee against significant losses. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Corporate Fixed-income Securities. The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

         Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

         Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

Lower Quality Fixed-income Securities. The Star Growth Fund may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P") or Ba or lower by Moody's Investor's Service, Inc. ("Moody's") (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Exhibit A -- Description of Bond Ratings."

U.S. Government Securities. The Funds may invest in some or all of the following U.S. government securities:

     [diamond] U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount repaid at full face value when they mature. They are backed by and the full faith and credit of the U.S. government.

     [diamond] U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
               Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

     [diamond] "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's

               Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single, family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

     [diamond] "Fannie Maes" - The Federal National Mortgage Association
               ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

     [diamond] "Freddie Macs" - The Federal Home Loan Mortgage Corporation
               ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

         U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-related Securities. The Funds may invest in mortgage-related securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

         An Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates.

         Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities. The Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets such as automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs"). The Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

"Stripped" Securities. The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Zero-coupon Securities, Pay-in-kind and Step Coupon Securities. The Funds may invest in zero-coupon, pay-in-kind and step coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon and pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-issued Securities. The Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Repurchase Agreements. The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. However, a Fund may not engage in reverse repurchase agreements in excess of 5% of the applicable Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

Convertible Securities. The Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Foreign Securities. The Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

         Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

         In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         The Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

         Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") are types of depository receipts issued by U.S. banks and European banks, respectively.

         In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

         In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

Foreign Currency. Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

         A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" below.

Privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Investments in Other Investment Companies. The Funds may invest in other investment companies. Investment companies, including companies such as iShares, "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

         Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Futures, Options and Swap Contracts
-----------------------------------

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

         When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

         Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

         Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

         An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

         A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

         A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

         As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

         The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

         The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S.

dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

         All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

SWAP CONTRACTS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

RISKS. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

         Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

         The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

         The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

         Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

         The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

ECONOMIC EFFECTS AND LIMITATIONS. Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS. The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales. The Funds may sell securities short "against the box", that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open.

         In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Select Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

         Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Illiquid Securities (Rule 144A Securities and Section 4(2) Commercial Paper). Illiquid securities are those that are not readily resaleable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

         The Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue of Rule 144A securities is liquid.

Loans of Portfolio Securities. The Funds may lend up to 33 1/3% of their total assets (taken at current value) in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. These Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restriction listed in this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

         These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading. The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Money Market Instruments. A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal and that the Fund will be able to maintain the net asset value of its shares at $1.00, although this value cannot be guaranteed.

         Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Temporary Strategies. A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money instruments.


--------------------------------------------------------------------------------

                             MANAGEMENT OF THE TRUST

--------------------------------------------------------------------------------

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of the shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Trustees
--------

         Trustees of the Trust and their ages (in parentheses), addresses and principal occupations during at least the past five years are listed below. Those marked with an asterisk (*) may be deemed to be an "interested person" of the Trust as defined in the 1940 Act.

GRAHAM T. ALLISON, JR.--Trustee (61); 79 John F. Kennedy Street, Cambridge,
         Massachusetts 02138; Member of the Contract Review and Governance Committee for the Trusts; Douglas Dillon Professor and Director for the Belfer Center of Science and International Affairs, John F. Kennedy School of Government, Harvard University; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (56); 452 Fifth Avenue, New York, New York 10018;
         Chairman of the Audit Committee for the Trusts; President and CEO, Cain Brothers & Company, Incorporated (investment banking); Trustee, Universal Health Realty Income Trust (NYSE), eBenX, Inc. (NASDAQ); and Board Member, Norman Rockwell Museum, Sharon Hospital, National Committee for Quality Healthcare, and Columbia University School of Business;

KENNETH J. COWAN -- Trustee (69); One Beach Drive, S.E. #2103, St. Petersburg,
         Florida 33701; Chairman of the Contract Review and Governance Committee for the Trusts; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (58); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
         20004; Member of the Contract Review and Governance Committee for the Trusts; Partner, The Carlyle Group (investments); Public Service Professor, John F. Kennedy School of Government, Harvard University; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); formerly, Director of the U.S. Office of Management and Budget and a member of

         President Bush's Cabinet; formerly, Managing
         Director, Shearson Lehman Brothers (investments).

*JOHN T. HAILER - President and Trustee (40); President and Chief Executive
         Officer, CDC IXIS Asset Management Distributors, L.P. (the "Distributor", formerly CDC Nvest Funds Distributor, L.P.); Director and Executive Vice President, CDC IXIS Asset Management Distribution Corporation (formerly Nvest Distribution Corporation); President and Chief Executive Officer, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Asset Management Advisers", formerly known as CDC Nvest Funds Management, L.P.); formerly, Senior Vice President, Fidelity Investments Institutional Services Company; formerly, Senior Vice President and Director of Retail Business Development, Putnam Investments; Director, Home for Little Wanderers.

SANDRA O. MOOSE -- Trustee (59); Exchange Place, Boston, Massachusetts 02109;
         Member of the Audit Committee for the Trusts; Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, Verizon Communications (communications services); Director, Rohm and Haas Company (specialty chemicals); Trustee, Boston Public Library Foundation; Board of Overseers, Museum of Fine Arts and Beth Israel/New England Deaconess Hospital; Director, Alfred P. Sloan Foundation, Harvard Graduate School Society Council; Member, Visiting Committee, Harvard School of Public Health.

JOHN A. SHANE -- Trustee (68); 200 Unicorn Park Drive, Woburn, Massachusetts
         01801; Member of the Audit Committee for the Trusts; President, Palmer Service Corporation (venture capital organization); Director, Arch Communications Group, Inc. (paging service); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives).

*PETER S. VOSS -- Chairman of the Board, Chief Executive Officer and Trustee
         (54); Director, President and Chief Executive Officer, CDC IXIS
         Asset Management North America, L.P. ("CDC IXIS Asset Management North America", formerly Nvest Companies, L.P.); Director, CDC IXIS Asset Management Services, Inc ("CIS", formerly Nvest Services Company, Inc.); Director, CDC IXIS Asset Management Distribution Corporation; Director of various affiliates of CDC IXIS Asset Management Advisers; formerly, Board Member, Investment Company Institute and United Way of Massachusetts Bay; Committee Member, New York Stock Exchange Listed Company Advisory Committee.

PENDLETON P. WHITE -- Trustee (70); 6 Breckenridge Lane, Savannah, Georgia
         31411; Member of the Contract Review and Governance Committee for the Trusts; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

The Contract Review and Governance Committee of the CDC Nvest Funds is comprised solely of disinterested trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds.

The Audit Committee of the CDC Nvest Funds is comprised solely of Independent Trustees (as defined below) and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and polices, SEC regulations and Treasury regulations as well as operational issues relating to the transfer agent.

Officers
--------
         Officers of the Trusts, in addition to Mr. Voss, and their ages (in parentheses) and principal occupations during at least the past five years are listed below.

THOMAS P. CUNNINGHAM - Treasurer (55); Senior Vice President, CDC IXIS Asset
         Management Asset Management Services; Senior Vice President, CDC IXIS Asset Management Advisers; formerly, Vice President, Allmerica Financial Life Insurance and Annuity Company, formerly, Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

JOHN E. PELLETIER - Secretary and Clerk (37); Director and Senior Vice
         President, CDC IXIS Asset Management Distribution Corporation; Senior Vice President, General Counsel, Secretary and Clerk, the Distributor; Senior Vice President, General Counsel, Secretary and Clerk, CDC IXIS Asset Management Advisers; Executive Vice President, General Counsel, Secretary and Clerk, CIS; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Vice President and General Counsel, Boston Institutional Group (mutual funds service company); formerly, Senior Vice President and General Counsel, Financial Research Corporation.

         Each person listed above holds the same position(s) with CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and CDC Nvest Companies Trust I (collectively, with the Trust, the "CDC Nvest Funds Trusts" or the "Trusts"; the Trusts' series are sometimes referred to as the "CDC Nvest Funds"). Previous positions during the past five years with the Distributor or CDC IXIS Asset Management Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the CDC Nvest Funds Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the CDC Nvest Funds Trusts c/o CDC Nvest Funds is 399 Boylston Street, Boston, Massachusetts 02116.

Trustee Fees
------------

         The Trust pays no compensation to its officers or to its trustees who are interested persons thereof.

         Each Independent Trustee (as defined below) receives, in the aggregate, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. The term "Independent Trustee" means those trustees who are not "interested persons" of the relevant CDC Nvest Funds Trust (as defined by the 1940 Act) and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

         During the Trust's fiscal year ended December 31, 2000, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the other CDC Nvest Funds Trusts.


                                                                                           Total
                               Aggregate          Pension or           Estimated        Compensation
                             Compensation     Retirement Benefits       Annual            from the
                               from the       Accrued as Part of       Benefits        CDC Nvest Funds
                                 Trust           Fund Expenses           Upon               Trusts
     Name of Trustee           in 2000*             in 2000           Retirement          in 2000*+
     ---------------           --------             -------           ----------          ---------
Graham T. Allison, Jr.          $42,033               $0                  $0               $60,000
Daniel M. Cain                  $44,836               $0                  $0               $64,000
Kenneth J. Cowan                $44,836               $0                  $0               $64,000
Richard Darman                  $42,033               $0                  $0               $60,000
Sandra O. Moose                 $42,033               $0                  $0               $60,000
John A. Shane                   $42,033               $0                  $0               $60,000
Pendleton P. White              $42,033               $0                  $0               $60,000
Peter S. Voss                     $0                  $0                  $0                 $0
John T. Hailer                    $0                  $0                  $0                 $0


*Amounts include payments deferred by trustees for 2000. The total amount of deferred compensation for all periods to date accrued for the trustees follows:
Allison ($850,096); Cain ($68,368); Cowan ($101,680); Darman ($69,575).
+ Total compensation represents amounts paid to a trustee for serving on the 6 CDC Nvest Funds Trusts with a total of 23 Funds during the Trust's fiscal year ended December 31, 2000.

         The Trusts provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more of the Trusts' funds selected by the trustee on the normal payment date for such fees. Each Trust will make an investment in the selected fund(s) in an amount equal to its pro rata share of the deferred fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates.

        At August 31, 2001, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund or as the Trust as a whole.

Advisory and Subadvisory Agreements
-----------------------------------

         Each Fund's advisory agreement between the Fund and CDC IXIS Asset Management Advisers provides that the adviser (CDC IXIS Asset Management Advisers) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. CDC IXIS Asset Management Advisers is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

         Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

         Each Fund's advisory agreement and each Fund's subadvisory agreements provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Trust has received an exemptive order from the SEC which permits CDC IXIS Asset Management Advisers to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Asset Management Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Asset Management Advisers, if approved by the Fund's Board of Trustees. Shareholders will be notified of any subadviser changes. Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

         Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         CDC IXIS Asset Management Advisers oversees the portfolio management services provided to the Funds by each of the subadvisers. Subject to the review of the Trust's trustees, CDC IXIS Asset Management Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Asset Management Advisers and CIS also provide each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. CDC IXIS Asset Management Advisers does not, however, determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of the Star Growth Fund) or may be acquired for one Fund (or segment of the Star Growth Fund) at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate. Because each subadviser directs the trading for its segment of the Star Growth Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

Information About the Organization and Ownership of the Adviser and Subadvisers
--------------------------------------------------------------------------------
of the Fund
-----------

         CDC IXIS Asset Management Advisers, formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation, is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Asset Management Holdings," formerly Nvest Holdings, L.P.), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America. CDC IXIS Asset Management Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS

Asset Management Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

         CDC IXIS Asset Management North America is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution which, in turn, is wholly-owned by the French government. CDC IXIS Asset Management North America is wholly-owned by CDC Asset Management, a French entity that is part of CDC.

         The fourteen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, collectively, have more than $ 135 billion of assets under management or administration as of June 30, 2001.

         Westpeak, organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.

         RSIM (formerly, Robertson, Stephens & Company Investment Management, L.P.) was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RSIM, from BankAmerica Corporation.

         VNSM was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. VNSM is a limited partnership whose sole general partner Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in VNSM.


         Morgan Stanley is a Pennsylvania limited partnership founded in 1969. Morgan Stanley is wholly-owned by subsidiaries of Morgan Stanley Dean Witter
& Co., and is an investment advisory affiliate of Morgan Stanley Investment Management, Inc. ("MSIM"). Morgan Stanley provides investment advisory services to employee benefit plans, endowment funds, foundations, and other institutional investors.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by
-------------------------------------------------------------------------------
Adviser and Subadvisers; Cross Relationships of Officers and Trustees
---------------------------------------------------------------------

         In addition to managing a segment of the Star Growth Fund portfolio and the Large Cap Growth Fund, VNSM serves as investment adviser to foundations, university endowments, corporate retirement and family/individual core funds and as a subadviser on CDC Nvest Large Cap Value Fund, a segment of CDC Nvest Star Value Fund, and CDC VNSM U.S. Core Fund. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. It is the opinion of the trustees of the Trust that the desirability of retaining VNSM as a subadviser to Star Growth Fund and Large Cap Growth Fund outweighs the disadvantages, if any, which might result from these procedures.

         RSIM also manages a segment of the CDC Nvest Star Small Cap Fund and serves as an investment adviser to other mutual funds and other separate accounts. Investment decisions for its segment of the Star Growth Fund and for other investment advisory clients of RSIM and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RSIM's opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RSIM employs staffs of portfolio managers who draw upon a variety of resources for research information. It is the opinion of the trustees of Trust that the desirability of retaining RSIM as a subadviser to Star Growth Fund outweighs the disadvantages, if any, which could result from these procedures.

                  Some securities considered for investment for its segment of Star Growth Fund may also be appropriate for other clients serviced by Morgan Stanley. Morgan Stanley may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price execution. Transactions involving commingled orders are allocated in a manner deemed to be equitable to each account or Portfolio. Although it is recognized that, in some cases, joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of Morgan Stanley that combining such orders generally will be more advantageous to the Fund than effecting such transactions separately.

                  If purchases or sales of securities consistent with the investment policies of the Star Growth Fund and one or more of these other clients serviced by Morgan Stanley are considered at or about the same time, transactions in such securities will be allocated among the Star Growth Fund and other clients in a manner deemed fair and reasonable by Morgan Stanley. Although there is no specified formula for allocating such transactions, the various allocation methods used by Morgan Stanley, and the results of such allocations, are subject to periodic review.

Description of the Multi-Adviser Approach of Star Growth Fund
-------------------------------------------------------------

         CDC IXIS Asset Management Advisers believes that the multi-adviser approach to equity investing of the Star Growth Fund-- one that combines the varied styles of the subadvisers in selecting securities for the Fund's portfolios -- offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Asset Management Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, past results should not be considered a prediction of future performance, and there is no assurance that a Fund will in fact achieve superior results over any period of time.

         On a daily basis, capital activity will be allocated equally by CDC IXIS Asset Management Advisers among the segments of the Star Growth Fund. However, CDC IXIS Asset Management Advisers may, subject to review of the Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of Star Growth Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

         Although it reserves the right to do so, subject to the review of the Trust's trustees, CDC IXIS Asset Management Advisers does not intend to routinely reallocate the assets of Star Growth Fund among the segments to reduce differences in size.

         CDC IXIS Asset Management Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Asset
Management Advisers will either enter into an agreement with another subadviser to manage the Star Growth Fund segment or allocate the segment's assets among the other segments of the Star Growth Fund.

Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

         The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus/Proxy Statement. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

         Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of Independent Trustees of the Trust.

         Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

         The service fee may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

         Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer.

         Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

         Many of the Distributor's sales and servicing efforts involve the Funds as well as other mutual funds that are part of the CDC Nvest Funds Trusts. Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of other CDC Nvest Funds. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the CDC Nvest Funds based on their relative net assets. Expenses allocated to each CDC Nvest Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

         The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.

         The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

         With the exception of the Distributor and its direct and indirect parent companies, no interested person of the Trust or any trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement.

         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

         The Distributor controls the words "CDC Nvest" in the names of the Trust and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trust or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I,

CDC Nvest Cash Management Trust and CDC Nvest Tax
Exempt Money Market Trust. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.


         The portion of the various fees and expenses for Class A, Class B, and with respect to certain Funds, Class C shares that are paid (reallowed) to securities dealers are shown below:


         For Class A shares, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant service plan, these expenses may be carried forward for reimbursement in future years as long as the Plan remains in effect. The portion of the various fees and expenses for Class A shares of the Funds that are paid to securities dealers are shown below:


INVESTMENT
                MAXIMUM FRONT-END SALES CHARGE PAID BY INVESTORS
                              (% OF OFFERING PRICE)
                        MAXIMUM REALLOWANCE OR COMMISSION
                              (% OF OFFERING PRICE)
                         MAXIMUM FIRST YEAR SERVICE FEE
                              (% OF NET INVESTMENT)
                         MAXIMUM FIRST YEAR COMPENSATION
                              (% OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------------
Less than $50,000                                   5.75%              5.00%               0.25%             5.25%
------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                                   4.50%              4.00%               0.25%             4.25%
------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                                 3.50%              3.00%               0.25%             3.25%
------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                                 2.50%              2.15%               0.25%             2.40%
------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                                 2.00%              1.70%               0.25%             1.95%
------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF $1 MILLION OR MORE
------------------------------------------------------------------------------------------------------------------
First $3 Million                                    none               1.00%(2)            0.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Excess over $3 Million (1)                          none               0.50%(2)            0.25%             0.75%
------------------------------------------------------------------------------------------------------------------
INVESTMENTS WITH NO SALES CHARGE(3)                 none               0.00%               0.25%             0.25%
------------------------------------------------------------------------------------------------------------------

(1) For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of other CDC Nvest Funds, which are described in a separate prospectus.
(2) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(3) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus/Proxy Statement for Classes A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Funds that are paid to securities dealers are shown below:

-----------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM FRONT-END
                                 SALES CHARGE PAID                             MAXIMUM FIRST YEAR      MAXIMUM FIRST
                                    BY INVESTORS     MAXIMUM REALLOWANCE OR        SERVICE FEE       YEAR COMPENSATION
                                   (% OF OFFERING          COMMISSION               (% OF NET          (% OF OFFERING
          INVESTMENT                   PRICE)         (% OF OFFERING PRICE)        INVESTMENT)             PRICE)
-----------------------------------------------------------------------------------------------------------------------
All amounts for Class B                 None                  3.75%                    0.25%                4.00%
-----------------------------------------------------------------------------------------------------------------------
Class C amounts Purchased at            None                  1.00%                    0.00%                1.00%
NAV (1)
-----------------------------------------------------------------------------------------------------------------------
                                       1.00%                  2.00%                    0.00%                2.00%
All other amounts for Class C

(1) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members as described in the Prospectus/Proxy Statement for Classes A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

         Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the contingent deferred sales charge (the "CDSC"). Proceeds from the CDSC on Classes A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

         For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

         The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Classes A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at CDC Nvest Funds' seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation. The audited financial statements incorporated by reference into this SAI and the financial highlights incorporated by reference in the Prospectus/Proxy Statement have been so included or incorporated in reliance on the reports of the Trust's independent accountants, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements
------------------

         Pursuant to a contract between the Trust and CIS, CIS acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay account services fees for Classes A, B and C shares representing the higher dollar amount which is based upon either of the following calculations: (1) the annualized rate of 0.184%
on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets (defined below) are equal to or less than $5.7 billion; 0.180% on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets are greater than $5.7 billion and up to $10.7 billion; and 0.175% on the pro rata portion of each Fund's average daily net assets to the extent that the Total Eligible CDC Nvest Assets are in excess of $10.7 billion (subject to an annual portfolio/class minimum of $18,000); or (2) pro rata portion of the annual aggregate minimum fee of $10.5 million. "Total Eligible CDC Nvest Assets" means the average daily net assets of all equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the funds. CIS has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee.

         CIS will perform certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) it provided services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities. Subject to certain minimums, the Funds pay CIS a fee equal to the annual rate of 0.035% of the first $5 billion of the Funds' average daily net assets, 0.0325% of the next $5 billion of the Funds' average daily net assets and 0.03% of the Funds' average daily net assets in excess of $10 billion for these services.


--------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

         In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser(s) will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Star Growth Fund (Segment Advised by Westpeak). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

     Star Growth Fund (Segment Advised by RSIM). It is the policy of RSIM, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

      Subject to the policy of seeking best execution of orders at the most favorable prices, RSIM may execute transactions with brokerage firms which provide research services and products to RSIM. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RSIM in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RSIM to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RSIM may receive a benefit from these research services and products that is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If RSIM determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RSIM may allocate the cost of such service or product accordingly. The portion of the product or service that RSIM determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RSIM. Subject to the standards outlined in this and the preceding paragraph, RSIM may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RSIM to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

       Research services and products may be useful to RSIM in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RSIM from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

       Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

       Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by RSIM may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RSIM will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products.

While it is not practicable for RSIM to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RSIM, better prices and execution are available elsewhere.

       Large Cap Growth Fund and Star Growth Fund (Segment Advised by VNSM). In placing orders for the purchase and sale of securities for Large Cap Growth Fund and the Star Growth Fund segment it advises, VNSM selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. VNSM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of VNSM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that VNSM believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce VNSM's expenses. Such services may be used by VNSM in servicing other client accounts and in some cases may not be used with respect to a Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., VNSM may, however, consider purchases of shares of a Fund and other funds managed by VNSM by customers of broker-dealers as a factor in the selection of broker-dealers to execute a Fund's securities transactions.

       In placing orders for the purchase and sale of securities for a Fund, VNSM may cause a Fund to pay a broker-dealer that provides the brokerage and research services to VNSM an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. VNSM must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or VNSM's overall responsibilities to the Trust and its other clients. VNSM's authority to cause a Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

       Star Growth Fund (Segment Advised by Morgan Stanley). In seeking best execution on portfolio transactions, Morgan Stanley will consider all matters it deems relevant, including the following: Morgan Stanley's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Morgan Stanley's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

       Although, Morgan Stanley generally seeks competitive commission rates and dealer spreads, an account will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, an account may pay higher commission rates or markups than the lowest available when Morgan Stanley believed it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. Morgan Stanley does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help Morgan Stanley to fulfill its overall duty to its clients. Morgan Stanley uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, an account may pay brokerage commissions or markups that are used, in part, to purchase research services that are not used to benefit the account.

       Portfolio Trades of All Subadvisers Subject to the overriding objective of obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

        General
        -------

       Subject to procedures adopted by the Board of Trustees of the Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or the Funds' adviser or subadviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

       Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions. However, the Trust has obtained exemptive relief from the SEC permitting segments of the Star Growth Fund to enter into principal transactions with affiliates of the subadvisers to other segments of the Star Growth Fund (but not affiliates of the subadviser to such segment).

       To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the adviser or subadviser will seek best execution.

       It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

--------------------------------------------------------------------------------

       CDC Nvest Funds Trust I was organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I", from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I".

       The Amended and Restated Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

       The shares of all the Funds are divided into four classes: Class A, Class B, Class C and Class Y. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but other expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

       The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

       The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

       The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While the Declaration of Trust further provides that the Board of Trustees may also terminate the Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights
-------------

       Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

       The Declaration of Trust provides that on any matter submitted to a vote of all shareholders of the Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan relating to that class.

       There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

       Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will undertake to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

       No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

Shareholder and Trustee Liability
---------------------------------

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of its trustees and officers, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics
--------------

       The Funds, their adviser and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.


--------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER

--------------------------------------------------------------------------------

       A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return.

       Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------

                                HOW TO BUY SHARES

--------------------------------------------------------------------------------

       The procedures for purchasing shares of the Funds are summarized in the Prospectus/Proxy Statement. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

       For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

       Shares may also be purchased either in writing, by phone, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus/Proxy Statement through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access LineR (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares. For more information, see the section entitled "Shareholder Services" in this Statement.

       A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

       The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Classes A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

       If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus/Proxy Statement may apply.


 -------------------------------------------------------------------------------

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

 -------------------------------------------------------------------------------

       The method for determining the public offering price and net asset value per share is summarized in the Prospectus/Proxy Statement.

       The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The weekdays that the Exchange is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

       Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trust's trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Board of Trustees believes accurately reflects fair value.

       Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

       The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus/Proxy Statement. The public offering price of a Class B or Class Y share of a Fund is the next-determined net asset value.


--------------------------------------------------------------------------------

                              REDUCED SALES CHARGES

--------------------------------------------------------------------------------

       The following special purchase plans are summarized in the Prospectus/Proxy Statement and are described in greater detail below.

       CUMULATIVE PURCHASE DISCOUNT. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated-Class A shares" in the Prospectus/Proxy Statement. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds Trusts held by the shareholder in one or more accounts.
If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or CDC Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

       LETTER OF INTENT. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the CDC Nvest Funds Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

       A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

       A reduced sales charge is available for aggregate purchases of all series and classes of shares of the CDC Nvest Funds Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

       The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the CDC Nvest Funds Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

       State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

       COMBINING ACCOUNTS. Purchases of all series and classes of the CDC Nvest Funds Trusts (excluding the CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange of another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

       COMBINING WITH OTHER SERIES AND CLASSES OF THE CDC NVEST FUNDS. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the CDC Nvest Funds Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

       UNIT HOLDERS OF UNIT INVESTMENT TRUSTS. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

       CLIENTS OF ADVISERS OR SUBADVISERS. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of CDC Nvest Funds Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the CDC Nvest Funds Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the CDC Nvest Funds Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the CDC Nvest Funds Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

       OFFERING TO EMPLOYEES OF METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE") AND ASSOCIATED ENTITIES. There is no front-end sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the CDC Nvest Funds Trusts' advisers or subadvisers, the Distributor or any other company affiliated with New England Financial or MetLife; current and former directors and trustees of the CDC Nvest Funds Trusts; agents and general agents of New England Financial or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of New England Financial or MetLife or any insurance company affiliated with New England Financial or MetLife.

       ELIGIBLE GOVERNMENTAL AUTHORITIES. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

       INVESTMENT ADVISORY ACCOUNTS. Class A or Class C shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

       CERTAIN BROKER-DEALERS AND FINANCIAL SERVICES ORGANIZATIONS. Class A or Class C shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by certain advisers out of its own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase.

       CERTAIN RETIREMENT PLANS. Class A and Class C shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

       BANK TRUST DEPARTMENTS OR TRUST COMPANIES. Class A and Class C shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

       The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

Open Accounts
-------------

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

       The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares. Upon written request, shareholders may receive certificates for Class A shares.

       The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)
-------------------------------------------------------

         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus/Proxy Statement. An Investment Builder application must be completed to open an automatic investment plan. An application may be obtained by calling the Distributor at 800-225-5478 or your investment dealer.

       This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

       The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Classes A, B and C Shares)
-------------------------------------------------------------------

       The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

       The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus/Proxy Statement. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

       An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

       Certain retirement plans may also be eligible to purchase Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)
-------------------------------------------------------

       An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

       A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

       In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

       All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

       It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

       Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program
--------------------------------

       You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's prospectus.

Exchange Privilege
------------------

       A shareholder may exchange the shares of any Fund for shares of the same class of any other CDC Nvest Fund (subject to the investor eligibility requirements, if any, of the CDC Nvest Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class

A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or Class C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, conversion to Class A shares. The aging period resumes only when an exchange is made back into Class A, Class B or Class C shares of a Fund. Shareholders may also exchange their shares in the Money Market Funds for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of a CDC Nvest Fund subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a CDC Nvest Fund without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus/Proxy Statement. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CDC IXIS Asset Management Services (CIS) at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, (CIS) P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.

       Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the CDC Nvest Funds Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the CDC Nvest Funds Trusts which offers Class Y shares. To obtain a prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

       Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

       The investment objectives of the CDC Nvest Funds and the Money Market Funds are set forth in the relevant Fund's prospectus(es).

Automatic Exchange Plan (Classes A, B and C Shares)
----------------------------------------------------

       As described in the Prospectus/Proxy Statement following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.


Broker Trading Privileges
-------------------------

       The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern Time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 6:00 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R)and
---------------------------------------------------------------------------
Web site
---------

       CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 8551, Boston, MA 02116. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activity through these mediums are subject to the terms and conditions outlined in the following CDC NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R), or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC NVEST FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT
NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company which provides the information. No party which provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages which appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R).

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly, CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs, and Internet service provider costs are solely your responsibility. Similarly, CDC Nvest Funds makes no warranties concerning the availability of Internet services, or network availability.

CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

        CDC Nvest Funds
        P O Box 8551
        Boston, MA  02266-8551

Notification may also be made by calling 800-225-5478 during normal business hours.


--------------------------------------------------------------------------------

                                   REDEMPTIONS

--------------------------------------------------------------------------------

       The procedures for redemption of shares of a Fund are summarized in the Prospectus/Proxy Statement. As described in the Prospectus/Proxy Statement, a CDSC may be imposed on certain purchases of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

       To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

       Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

       If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

       In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from CIS or your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to their bank, in which case the shareholder must designate a bank account on their application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of their bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

       The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

       The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

       The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

       The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

       A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

       In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern Time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

       The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

       The Funds may also close your account and send you the proceeds if the balance in your account falls below a minimum amount set by the Trust's Board of Trustees (currently $1,000 for all accounts except Keogh, pension and profit sharing plans, automatic investment plans, IRA accounts and accounts that have fallen below the minimum solely because of fluctuations in the net asset value per share). Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

Reinstatement Privilege (Class A and Class C shares only)
---------------------------------------------------------

       The Prospectus/Proxy Statement describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

       Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.


--------------------------------------------------------------------------------

                          STANDARD PERFORMANCE MEASURES

--------------------------------------------------------------------------------


Calculation of Total Return and Average Annual Total Return. Total return (including average annual total return) is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show each class' total return and average annual total return for the one-year, five-year and ten-year periods (or for the life of the class, if shorter) through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons
-----------------------

       Total Return. Total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles.

       The Funds may cite their ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

       Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 30,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

       Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

       The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

       The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

       The Frank Russell Company determines the composition of the various "Russell" indicies. The Russell 3000 Index is a market capitalization-weighted index which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

       The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by the Frank Russell Company to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

       Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Exhibit B, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Exhibit C.

       The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        INVESTMENTS AT 8% RATE OF RETURN

             5 YRS.           10             15              20              25               30
          ------------   ------------   ------------    ------------    ------------     ------------
    $50          3,698         9,208         17,417           29,647          47,868           75,015
     75          5,548        13,812         26,126           44,471          71,802          112,522
    100          7,396        18,417         34,835           59,295          95,737          150,029
    150         11,095        27,625         52,252           88,942         143,605          225,044
    200         14,793        36,833         69,669          118,589         191,473          300,059
    500         36,983        92,083        174,173          296,474         478,683          750,148


                        INVESTMENTS AT 10% RATE OF RETURN



             5 YRS.            10             15              20              25                30
          ------------    ------------   ------------    ------------    ------------      ------------
    $50          3,904          10,328         20,896          38,285          66,895            113,966
     75          5,856          15,491         31,344          57,427         100,342            170,949
    100          7,808          20,655         41,792          76,570         133,789            227,933
    150         11,712          30,983         62,689         114,855         200,684            341,899
    200         15,616          41,310         83,585         153,139         267,578            455,865
    500         39,041         103,276        208,962         382,848         668,945          1,139,663

       The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trust, the CDC Nvest Funds Trusts, the Distributor and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trust and their features and benefits, including the details of the pricing structure.

       The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

       The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

       Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

       The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

       In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

       As described in the Prospectus/Proxy Statement, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

       Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

       If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

       As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

       Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company and distributes at least 90% of its dividend, interest and certain other taxable income each year, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

       An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

       Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains (i.e. gains from capital assets that the Fund held for not more than one year) or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends
- received deduction provided that you meet certain holding period and other requirements. However, any distribution received by a fund from REITs will not qualify for the corporate dividends - received deduction. Distributions of net long-term capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a maximum 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

       Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Fund distributions will be treated as described above whether you receive them in cash or reinvest them in additional shares.

       Under the Code, the interest on so-called "private activity" bonds is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

       Each Fund's transactions, if any, in foreign currencies and foreign currency denominated bonds and its hedging activities, are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

       Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

       Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.

       A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

       Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       Sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. Currently, if shares have been held for more than one year, gain or loss realized will be taxed at long-term capital gains tax rates (generally taxed at a maximum 20% rate for noncorporate shareholders). For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18 percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

       A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

       A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

       A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

       Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

       Each Fund is required to withhold a percentage of all income dividends and capital gains distributions it pays to you if you do not provide a correct, certified taxpayer identification number, if a Fund is notified that you have underreported income in the past or if you fail to certify to a Fund that you are not subject to such withholding. This percentage is currently (after August 6, 2001) set at 30.5% and will be gradually reduced to 28% but will return to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification. Backup withholding also generally does not apply to corporations.

       The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from back-up withholding described above (or qualify for a reduced rate of withholding provided by treaty).

                                    EXHIBIT A

                        DESCRIPTION OF SECURITIES RATINGS


         Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

         CORPORATE AND MUNICIPAL BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         CORPORATE SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

         ISSUE CREDIT RATING DEFINITIONS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

CORPORATE AND MUNICIPAL BOND RATINGS

         Investment Grade

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity o the obligor to meet its financial commitment on the obligation.

         Speculative Grade

         Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligors's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         COMMERCIAL PAPER RATING DEFINITIONS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligors's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                    EXHIBIT B

                     MEDIA THAT MAY CONTAIN FUND INFORMATION
ABC and affiliates
Adam Smith's Money World
America OnLine
Anchorage Daily News
Arizona Republic
Atlanta Constitution
Atlanta Journal
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's Bergen County Record (NJ)
Bloomberg Business News
B'nai B'rith Jewish Monthly
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week

Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the)Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Business Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
Los Angeles Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report

Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web

Worth Magazine
WRKO

                                    EXHIBIT C

                     ADVERTISING AND PROMOTIONAL LITERATURE

        References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS Asset Management North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to: Harris Associates L.P., Loomis Sayles & Company, L.P., Westpeak Capital Growth Management, Jurika & Voyles, and VNSM. Reference also may be made to the Funds of their respective fund groups, namely, the Oakmark Family of Funds advised by Harris Associates.

        References may be included in CDC Nvest Funds' advertising and promotional literature to other CDC IXIS Asset Management North America affiliates including, but not limited to AEW Capital Management, L.P., Snyder Capital Management, L.P, Reich & Tang Capital Management Group, and their fund groups.

        References to subadvisers unaffiliated with CDC IXIS Asset Management North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, RSIM and Morgan Stanley.

        CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

o The corporate histories, founding dates and names of founders of the entities;

o  Awards, honors and recognition given to the entities;

o The names of those with ownership interest and the percentage of ownership interest;

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

o Current capitalizations, levels of profitability and other financial and statistical information;

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

o Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

o  Current and historical statistics regarding:

    -total dollar amount of assets managed,
    -CDC Nvest Funds' assets managed in total and by fund, -the growth of assets,
    -asset types managed,
    -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff,
    -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or subadviser;

o The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

    -the pursuit of growth, value, income oriented, risk management or other strategies,
    -the manner and degree to which the strategy is pursued, -whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes, -the types and characteristics of investments sought and specific portfolio holdings,
    -the actual or potential impact and result from strategy implementation, -through its own areas of expertise and operations, the value added by subadvisers to the management process,
    -the disciplines it employs, e.g., in the case of Loomis Sayles the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500,
    -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and subadvisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

         In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS Asset Management North America and its affiliates:

         CDC IXIS Asset Management North America is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of June 30, 2001 CDC IXIS Asset Management North America had more than $135 billion in assets under management. In addition, promotional materials may include:

o Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS Asset Management North America`s affiliates and outside firms including, but not limited to, the following:

    -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management North America and the other investment managers,
    -other fund companies are limited to a "one size fits all" approach but CDC
     Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective,
    -in this and other contexts reference may be made to CDC Nvest Funds' slogan
     "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet",
    -CDC IXIS Asset Management Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

         CDC IXIS Intermediary Services (formerly Nvest Managed Account Services, Nvest Advisor Services and Nvest Retirement Services, divisions of CDC IXIS Asset Management North America), may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to CDC IXIS Asset Management North America affiliated fund groups including: CDC Nvest Funds, Loomis Sayles Funds, Jurika & Voyles, Oakmark Funds and Delafield Fund.

         CDC IXIS Intermediary Services will provide marketing support to CDC IXIS Asset Management North America affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of CDC IXIS Intermediary Services and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

         References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

o Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

    -past, present and prospective tax regulation, IRS requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
    -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
    -current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

    -increased employee retention,
    -reinforcement or creation of morale,
    -deductibility of contributions for participants,
    -deductibility of expenses for employers,
    -tax deferred growth, including illustrations and charts, -loan features and exchanges among accounts, and -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

    -access to expertise on investments,
    -assistance in interpreting past, present and future market trends and economic events,
    -providing information to clients including participants during enrollment and on an ongoing basis after participation, and -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.